EXHIBIT 10.1


                      AMENDED AND RESTATED CREDIT AGREEMENT

                            DATED AS OF JULY 14, 1998

                                      AMONG

                            HOMESTAKE MINING COMPANY,
                      a Delaware corporation, as Guarantor,


                     HOMESTAKE MINING COMPANY OF CALIFORNIA,
                   a California corporation, as U.S. Borrower,

                             HOMESTAKE CANADA INC.,
                  an Ontario corporation, as Canadian Borrower,

                      HOMESTAKE GOLD OF AUSTRALIA LIMITED,
                         a South Australian corporation,
                                       and
                           PLUTONIC RESOURCES LIMITED,
                         a New South Wales corporation,
                            as Australian Borrowers,

                           THE LENDERS LISTED HEREIN,
                                   as Lenders,

                       THE CHASE MANHATTAN BANK OF CANADA,
                        as Canadian Administrative Agent,

                       CHASE SECURITIES AUSTRALIA LIMITED,
                       as Australian Administrative Agent,

                             CHASE SECURITIES INC.,
                                  as Arranger,

                            THE CHASE MANHATTAN BANK,
                            as Administrative Agent,

                                       and

                               DEUTSCHE BANK A.G.,
                             as Documentation Agent

                            HOMESTAKE MINING COMPANY
                     HOMESTAKE MINING COMPANY OF CALIFORNIA
                              HOMESTAKE CANADA INC.
                       HOMESTAKE GOLD OF AUSTRALIA LIMITED
                           PLUTONIC RESOURCES LIMITED

                      AMENDED AND RESTATED CREDIT AGREEMENT



                                TABLE OF CONTENTS

                                                                                                               Page

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Section 1.  DEFINITIONS...........................................................................................2

1.1      Certain Defined Terms....................................................................................2

1.2      Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement......................33

1.3      Other Definitional Provisions...........................................................................33

Section 2.  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS...........................................................34

2.1      Commitments; Loans......................................................................................34

2.2      Interest on the Loans...................................................................................42

2.3      Fees....................................................................................................47

2.4      Prepayments and Reductions in Commitments; General Provisions Regarding Payments........................47

2.5      Use of Proceeds.........................................................................................52

2.6      Special Provisions Governing Eurodollar Rate Loans, Bank Bill Swap Rate Loans and Gold Loans............52

2.7      Letters of Credit.......................................................................................56

2.8      Bankers' Acceptances....................................................................................63

Section 3.  CONDITIONS TO EFFECTIVENESS OF AGREEMENT AND LOANS,..................................................66

3.1      Conditions to Effectiveness.............................................................................66

3.2      Conditions to All Loans.................................................................................71

3.3      Conditions to All Letters of Credit.....................................................................72

3.4      Conditions to All Bankers' Acceptances..................................................................72

Section 4.  REPRESENTATIONS AND WARRANTIES.......................................................................73

4.1      Organization, Powers, Qualification, Good Standing, Business and Subsidiaries...........................73

4.2      Authorization of Borrowing and Guaranty, etc............................................................74

4.3      Valid Issuance of Stock.................................................................................75

4.5      Financial Condition.....................................................................................75

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4.6      No Material Adverse Effect; No Restricted Junior Payments...............................................76

4.7      Title to Properties; Liens..............................................................................76

4.8      Litigation; Adverse Facts...............................................................................76

4.9      Payment of Taxes........................................................................................77

4.10     Performance of Agreements; Materially Adverse Agreements................................................77

4.11     Governmental Regulation.................................................................................77

4.12     Securities Activities...................................................................................77

4.13     Employee Benefit Plans..................................................................................77

4.14     Certain Fees............................................................................................78

4.15     Environmental Protection................................................................................78

4.16     Employee Matters........................................................................................78

4.17     Solvency................................................................................................78

4.18     Compliance with Laws....................................................................................78

4.19     Disclosure..............................................................................................79

Section 5.  AFFIRMATIVE COVENANTS................................................................................79

5.1      Financial Statements and Other Reports..................................................................79

5.2      Corporate Existence, etc................................................................................82

5.3      Payment of Taxes and Claims; Tax Consolidation..........................................................82

5.4      Maintenance of Properties; Insurance....................................................................83

5.5      Inspection; Lender Meeting; Reports of Subsidiaries.....................................................83

5.6      Compliance with Laws, etc...............................................................................83

5.7      Environmental Disclosure and Inspection.................................................................84

5.8      Company's Remedial Action Regarding Hazardous Materials.................................................84

5.9      Further Assurances......................................................................................85

5.10     Year 2000 Compliance....................................................................................85

Section6.  NEGATIVE COVENANTS....................................................................................85

6.1      Indebtedness............................................................................................85

6.2      Liens and Related Matters...............................................................................87

6.3      Investments; Joint Ventures.............................................................................88

6.4      Contingent Obligations..................................................................................89

6.5      Restricted Junior Payments..............................................................................90

6.6      Financial Covenants.....................................................................................91

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


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6.7      Restriction on Fundamental Changes; Asset Sales; Certain Asset Transfers................................91

6.8      Transactions with Shareholders and Affiliates...........................................................92

6.9      Disposal of Material Subsidiary Stock...................................................................92

6.10     Conduct of Business.....................................................................................93

6.11     Prepayments and Amendments to Subordinated Indebtedness.................................................93

Section7.EVENTS OF DEFAULT                                                                                       93

7.1      Failure to Make Payments When Due.......................................................................93

7.2      Default in Other Agreements.............................................................................94

7.3      Breach of Certain Covenants.............................................................................94

7.4      Breach of Warranty......................................................................................94

7.5      Other Defaults Under Loan Documents.....................................................................94

7.6      Involuntary Bankruptcy; Appointment of Receiver, etc....................................................94

7.7      Voluntary Bankruptcy; Appointment of Receiver, etc......................................................95

7.8      Judgments and Attachments...............................................................................96

7.9      Dissolution.............................................................................................96

7.10     Employee Benefit Plans..................................................................................96

7.11     Change in Control of Borrowers..........................................................................96

Section 8.  GUARANTIES OF COMPANY AND U.S. BORROWER OF...........................................................98

8.1      Guaranty by Company.....................................................................................98

8.2      Guaranty by U.S. Borrower..............................................................................101

Section9.  AGENTS...............................................................................................105

9.1      Appointment............................................................................................105

9.2      Powers; General Immunity...............................................................................105

9.3      Representations and Warranties; No Responsibility For Appraisal of Creditworthiness....................107

9.4      Right to Indemnity.....................................................................................107

9.5      Registered Persons Treated as Owners...................................................................108

9.6      Successor Agents.......................................................................................108

Section10.  MISCELLANEOUS.......................................................................................108

10.1     Assignments of and Participations in Commitments, Loans and Letters of Credit..........................108

10.2     Expenses...............................................................................................112

10.3     Indemnity..............................................................................................112

10.4     Set Off................................................................................................113


                                      iii
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10.5     Ratable Sharing........................................................................................114

10.6     Amendments and Waivers.................................................................................114

10.7     Increased Costs; Taxes; Capital Adequacy...............................................................115

10.8     Lenders' Obligation to Mitigate; Replacement of Lender.................................................118

10.9     Independence of Covenants..............................................................................119

10.10    Notices................................................................................................119

10.11    Survival of Representations, Warranties and Agreements.................................................119

10.12    Failure or Indulgence Not Waiver; Remedies Cumulative..................................................120
10.13    Marshalling; Payments Set Aside........................................................................120

10.14    Severability...........................................................................................120

10.15    Obligations Several; Independent Nature of Lenders' Rights.............................................120

10.16    Headings...............................................................................................121

10.17    Applicable Law.........................................................................................121

10.18    Successors and Assigns.................................................................................121

10.19    Consent to Jurisdiction and Service of Process.........................................................121

10.20    Waiver of Jury Trial...................................................................................122

10.21    Confidentiality........................................................................................122

10.22    Entire Agreement.......................................................................................123

10.23    Counterparts; Effectiveness............................................................................123

10.24    Judgment Currency......................................................................................123

10.25    Change in Control......................................................................................124


SCHEDULES

(Note:  Schedules not included in electronic filing.)


2.1               LENDERS' COMMITMENTS AND PRO RATA SHARES
4.1               LIST OF SUBSIDIARIES
4.5               CONTINGENT OBLIGATIONS AND FORWARD COMMITMENTS
4.8               LITIGATION
4.10              CERTAIN DEFAULTS
4.13              CERTAIN EMPLOYEE BENEFIT PLANS
6.1               EXISTING INDEBTEDNESS
6.2               CERTAIN EXISTING LIENS
6.3               EXISTING INVESTMENTS
6.4               EXISTING CONTINGENT OBLIGATIONS
6.8               TRANSACTIONS WITH AFFILIATES



                                    EXHIBITS


I                 FORM OF NOTICE OF BORROWING
II                FORM OF NOTICE OF CONVERSION/CONTINUATION
III-A             FORM OF DRAFT
III-B             FORM OF DRAWING NOTICE
IV-A              FORM OF CANADIAN BORROWER NOTE
IV-B              FORM OF HGAL NOTE
IV-C              FORM OF PLUTONIC NOTE
IV-D              FORM OF U.S. BORROWER NOTE
V                 FORM OF GRID GOLD ACKNOWLEDGEMENT
VI                FORM OF COMPLIANCE CERTIFICATE
VII-A             FORM OF OPINION OF THELEN, MARRIN, JOHNSON & BRIDGES
VII-B             FORM OF OPINION OF WAYNE KIRK, ESQ.
VIII-A            FORM OF OPINION OF OSLER, HOSKIN & HARCOURT
VIII-B            FORM OF OPINION OF MALLESONS STEPHEN JAQUES
IX                FORM OF OPINION OF O'MELVENY & MYERS
X-A               FORM OF ASSIGNMENT AND ACCEPTANCE (CANADIAN LENDER)
X-B               FORM OF ASSIGNMENT AND ACCEPTANCE (U.S. LENDER)
X-C               FORM OF ASSIGNMENT AND ACCEPTANCE (AUSTRALIAN LENDER)
XI                FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
XII               FORM OF SUBORDINATION PROVISIONS
XIII              FORM OF NOTICE OF ALLOCATION

                           HOMESTAKE MINING COMPANY
                     HOMESTAKE MINING COMPANY OF CALIFORNIA
                              HOMESTAKE CANADA INC.
                       HOMESTAKE GOLD OF AUSTRALIA LIMITED
                           PLUTONIC RESOURCES LIMITED

                      AMENDED AND RESTATED CREDIT AGREEMENT


                  This AMENDED AND RESTATED CREDIT AGREEMENT is dated as of July 14, 1998 and entered into by and among HOMESTAKE MINING COMPANY, a Delaware corporation ("Company"), HOMESTAKE MINING COMPANY OF CALIFORNIA, a California corporation ("U.S. Borrower"), HOMESTAKE CANADA INC., an Ontario corporation ("Canadian Borrower"), HOMESTAKE GOLD OF AUSTRALIA LIMITED, ACN 008 143 137, a South Australia corporation ("HGAL"), PLUTONIC RESOURCES LIMITED, ACN 006 245 629, a New South Wales corporation ("Plutonic"; and collectively with HGAL, "Australian Borrowers"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent for Lenders ("Canadian Administrative Agent"), CHASE SECURITIES AUSTRALIA LIMITED, ACN 002 888 011, as Australian Administrative Agent for Lenders ("Australian Administrative Agent"), CHASE SECURITIES INC., as Arranger ("Arranger"), THE CHASE MANHATTAN BANK, as Administrative Agent for Lenders ("Administrative Agent") and DEUTSCHE BANK A.G., as Documentation Agent ("Documentation Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in subsection 1.1 of this Agreement.

                                 R E C I T A L S

                  WHEREAS, pursuant to that certain Credit Agreement dated as of September 20, 1996 (the "Existing Credit Agreement") among Company, U.S. Borrower, Canadian Borrower, HGAL, the lenders listed on the signature pages thereof ("Existing Lenders"), Canadian Administrative Agent, Australian Administrative Agent, Administrative Agent and Canadian Imperial Bank of Commerce, as documentation agent, Existing Lenders have made certain credit facilities available to U.S. Borrower, Canadian Borrower, and HGAL in accordance with the terms thereof; and

                  WHEREAS,  Company,  U.S. Borrower,  Canadian Borrower and HGAL
desire to refinance the Existing Credit Agreement and, among other things, add Plutonic as an Australian Borrower and increase the aggregate Overall Commitments of all Lenders to $400,000,000; and

                  WHEREAS, for ease of reference and clarity, the parties to the Existing Credit Agreement desire to restate the Existing Credit Agreement to incorporate the amendments which were made prior to the date hereof by and among the parties to the Existing Credit Agreement and the additional amendments which are made hereby, and to amend and restate the promissory notes issued by U.S. Borrower, Canadian Borrower and HGAL pursuant to the Existing Credit Agreement (the "Existing Promissory Notes"); and

                  WHEREAS, the parties to the Existing Credit Agreement and the parties hereto expressly disclaim any intent to effect a novation or an extinguishment or discharge of the obligations under the Loan Documents as a result of entering into this Agreement and the other documents as contemplated herein, but merely intend to amend and restate such obligations.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company, Borrowers, Lenders, Agents and Arranger agree as follows:

Section 1.  DEFINITIONS

1.1      Certain Defined Terms.

                  The following terms used in this Agreement shall have the following meanings:

                  "Adjusted Eurodollar Rate" means, for any Interest Rate Determination Date with respect to a Eurodollar Rate Loan, the rate obtained by dividing (i) the Eurodollar Rate on such Interest Rate Determination Date by
(ii) a percentage equal to 100% minus the stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable generally to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D). The Administrative Agent shall determine the Adjusted Eurodollar Rate and such determination shall be conclusive absent manifest error.

                  "Administrative Agent" means Chase and any successor thereto appointed pursuant to subsection 9.6.

                  "Affected Lender" has the meaning assigned to that term in subsection 2.6C.

                  "Affected Loans" has the meaning assigned to that term in subsection 2.6C.

                  "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Agent" or "Agents" means Administrative Agent and/or Canadian Administrative Agent and/or Australian Administrative Agent and/or Documentation Agent, or any of them.

                  "Agreement" means this Amended and Restated Credit Agreement, dated as of July 14, 1998, as it may be amended, restated, supplemented or otherwise modified from time to time.

                  "Alternate Base Rate" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" means the rate of interest per annum publicly announced from time to time by Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. "Base CD Rate" means the sum of (a) the product of
(i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Federal Funds Effective Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by it. If for any reason Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability of Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively. If any U.S. Base Rate Loans are outstanding, Administrative Agent will give to U.S. Borrower notice of any such changes promptly after the Alternate Base Rate changes; provided, however, that the failure to give such notice shall not limit or otherwise affect the obligations of Company or any Borrower under this Agreement or any other Loan Document.

                  As to any loan, the Prime Rate and the Alternate Base Rate are reference rates that vary from time to time and do not necessarily represent the lowest or best rate actually charged to any customer by Administrative Agent or any U.S. Lender for loans denominated in Dollars. Administrative Agent and U.S. Lenders may make commercial loans or other loans denominated in Dollars at rates of interest at, above or below the Prime Rate or the Alternate Base Rate. The Alternate Base Rate shall automatically change upon any date that Administrative Agent announces any change in its applicable prime rate or determines that the interest rates set forth in clauses (b) and (c) in the first sentence of this definition have changed, to the extent necessary to reflect any such change.

                  "Applicable Administrative Agent" means (i) Administrative Agent in the case of U.S. Loans or U.S. Letters of Credit, (ii) Canadian Administrative Agent in the case of Canadian Loans, Canadian Letters of Credit or Bankers' Acceptances and (iii) Australian Administrative Agent in the case of Australian Loans or Australian Letters of Credit.

                  "Applicable Margin" means, with respect to any Loan or Bankers' Acceptance, the applicable percentage set forth below based upon the actual or stated senior implied ratings established by S&P and Moody's, respectively, applicable on such date to the senior, unsecured, non-credit enhanced, long-term Indebtedness for borrowed money of Company (or, if no actual or stated senior implied ratings are in effect, the ratings one category higher than the actual ratings for subordinated, unsecured, non-credit enhanced long-term Indebtedness for borrowed money of Company):


      Category            S&P/Moody's Rating                      Percentage
         1                BBB+/Baa1                                  0.40%
                          or above
         2                BBB/Baa2                                   0.50%
         3                BBB-/Baa3                                  0.625%
         4                BB+/Ba1                                    0.875%
         5                BB/Ba2                                     1.00%
         6                BB-/Ba3 or below                           1.125%

                  For purposes of the foregoing, (i) if neither Moody's nor S&P shall have in effect a rating for the senior or subordinated, unsecured, non-credit enhanced, long-term Indebtedness for borrowed money of Company (other than by reason of the circumstances referred to in the last sentence of this definition), then the Applicable Margin shall be based on Category 6; (ii) if only one of Moody's and S&P shall have in effect a rating for the senior or subordinated, unsecured, non-credit enhanced, long-term Indebtedness for borrowed money of Company, then the

Applicable Margin shall be determined on the basis of such rating; (iii) if the ratings established or deemed to have been established by Moody's or S&P for the senior or subordinated, unsecured, long-term Indebtedness for borrowed money of Company shall fall within different Categories, the Applicable Margin shall be based on the Category corresponding to the lower rating (higher percentage); and
(iv) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, Company and Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency, and pending the effectiveness of any such amendment, the ratings of such rating agency most recently in effect prior to such change or cessation shall be employed in determining the Applicable Margin.

                   "Arranger" has the meaning assigned to that term in the introductory paragraph of this Agreement.

                  "Assessment Rate" means for any date the annual rate (rounded upwards, if necessary, to the next .01%) most recently estimated by Administrative Agent as the then-current net annual assessment rate that will be employed in determining amounts payable by Administrative Agent to the Federal Deposit Insurance Corporation (or any successor) for such date for insurance by the Federal Deposit Insurance Corporation (or such successor) of time deposits made in Dollars at Administrative Agent's domestic offices.

                  "Asset Sale" means the sale by Company or any of its Subsidiaries to any Person other than Company or any of its Subsidiaries of (i) any of the stock of any of Company's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible and including intercompany Indebtedness) of Company or any of its Subsidiaries outside of the ordinary course of business; provided that (i) any sale of surplus assets (including land and mineral interests but excluding intercompany Indebtedness) not being used in the day-to-day conduct of Company's principal businesses or worn or obsolete equipment in the ordinary course of business or assets sold in the ordinary course of business in connection with the routine replacement of fixed or capital assets; (ii) any disposition of Company's interest in the oil and gas and sulphur business and any assets used in such businesses and not in Company's principal businesses; or (iii) any sale of Company's or any of its Subsidiaries' interest in Lachlan Resources N.L. shall not be deemed to be an "Asset Sale."

                  "Assignment and Acceptance" means an Assignment and Acceptance entered into by a Lender and an Eligible Assignee, and accepted by Agents, in substantially the form of Exhibit X-A, Exhibit X-B, or Exhibit X-C annexed hereto, as applicable.

                  "Australian Administrative Agent" means Chase Securities Australia Limited, ACN 002 888 011, a company incorporated with limited liability in the Australian Capital Territory, Australia, and any successor thereto appointed pursuant to subsection 9.6.

                  "Australian Allocation" means the portion of the Overall Commitments allocated to Australian Borrowers in Schedule 2.1 or in the most recent Notice of Allocation delivered by Borrowers and Company pursuant to subsection 2.1A.

                  "Australian Borrowers" has the meaning assigned to that term in the introduction of this Agreement.

                  "Australian Commitment" means the commitment of each Australian Lender (i) to make or maintain Australian Loans pursuant to subsection 2.1A, and (ii) to issue (in the case of the applicable Issuing Lender) or acquire risk participations (in the case of all other Australian Lenders) in Australian Letters of Credit pursuant to subsection 2.7 in an aggregate amount, valued in Dollar Equivalents, at no time exceeding such Australian Lender's Pro Rata Share of the Australian Allocation.

                  "Australian Commitment Usage" means, as of any date of determination, the aggregate outstanding principal amount of (i) the Australian Loans denominated in Dollars, and (ii) the Australian Loans denominated in Australian Dollars (but valued in Dollar Equivalents as of such date of determination), and (iii) the Australian Letter of Credit Usage.

                  "Australian Dollar Loans" means Loans denominated in and advanced to Australian Borrowers in Australian Dollars.

                  "Australian Dollars" or "A$" means the lawful money of Australia.

                  "Australian Exposure" means, with respect to any Australian Lender as of any date of determination, the Australian Lender Allocation of such Australian Lender or, if the Overall Commitments have been terminated, the sum of (a) the aggregate outstanding principal amount of all Australian Loans (valued in Dollar Equivalents as of such date of determination) of that Australian Lender plus (b) in the event such Australian Lender (or a Lender in its Lending Unit) is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Australian Letters of Credit issued by such Australian Lender (or such Lender in that Lending Unit) (in each case net of any participations purchased by other Australian Lenders in such Australian Letters of Credit or any unreimbursed drawings thereunder (valued in Dollar Equivalents as of such date of determination)) plus (c) the aggregate amount of all participations purchased by that Australian Lender in any outstanding Australian Letters of Credit or any unreimbursed drawings under any Australian Letter of Credit (valued in Dollar Equivalents as of such date of determination).

                  "Australian Lender Allocation" means, with respect to any Australian Lender, the portion of the Australian Allocation allocated to such Australian Lender.

                  "Australian Lender Pro Rata Share" means, with respect to any Australian Lender, the percentage obtained by dividing the Australian Exposure of such Australian Lender by the aggregate Australian Exposure of all Australian Lenders.

                  "Australian Lenders" means each of the Lenders, if any, of each Lending Unit that is designated as the Australian Lender for such Lending Unit on the signature pages hereof, or in any applicable Assignment and Acceptance.

                  "Australian Lending Office" means, in relation to any Australian Lender, its Sydney, Melbourne or Canberra Australian lending office as specified under its signature on the signature pages hereof or such other office as is specified by such Lender in a written notice to Administrative Agent, Australian Administrative Agent, and Australian Borrowers.

                  "Australian Letter of Credit" or "Australian Letters of Credit" means Standby Letters of Credit issued, or deemed issued, by the applicable Issuing Lender for the account of Australian Borrowers pursuant to subsection 2.7.

                  "Australian Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount (in Dollar Equivalents) which is available for drawing under all Australian Letters of Credit then outstanding plus (ii) the aggregate amount (in Dollar Equivalents) of all drawings under all Australian Letters of Credit honored by the applicable Issuing Lender and not theretofore reimbursed by Australian Borrowers.

                  "Australian Loans" means the Australian Dollar Loans and/or Dollar Loans made by Australian Lenders to Australian Borrowers pursuant to subsection 2.1A(ii).

                  "Authorized Signor" means, in the case of any Australian Borrower, the Treasurer or the Assistant Treasurer of Company.

                  "BA Discount Rate" means, in respect of a Bankers' Acceptance, the rate quoted by Canadian Administrative Agent at or about 10:00 a.m. (Toronto, Canada time) on the date of acceptance of such Bankers' Acceptance (based on a year of 365 days), as the discount rate at which it would purchase on such date its own bankers' acceptances having terms similar to the terms of such Bankers' Acceptance.

                  "BA   Facility"   means  the  bankers'   acceptance   facility
established under subsection 2.8.

                  "BA Fee" means, in respect of a Bankers' Acceptance, a stamping fee calculated on the Face Amount and maturity of such Bankers' Acceptance at a rate per annum equal to the Applicable Margin, payable on the date of creation of such Bankers' Acceptance, calculated on the basis of a year of 365 days.

                  "BA Usage" means, as at any date of determination, the aggregate Face Amount (in Dollar Equivalents) of all Bankers' Acceptances created by Canadian Lenders pursuant to subsection 2.8 which have not been repaid by Canadian Borrower, whether or not due and whether or not held by any Lender. For purposes of this definition, any Bankers' Acceptance which has been cash collateralized in full in a manner satisfactory to Canadian Administrative Agent shall not be deemed to be outstanding.

                  "Bank Bill Swap Rate" means, in relation to each Interest Period with respect to any Bank Bill Swap Rate Loan, the rate per cent per annum which is: (a) the average bid rate (rounded upwards, if necessary, to the nearest four decimal places) for Bills accepted by a bank having a tenor which is closest to that Interest Period and published on the "BBSY" reference page of the Reuters Monitor System at or about 10:30 a.m. (Sydney time) on the first day of that Interest Period and (b) if on that day that rate is not published by 10:30 a.m. (Sydney time), the rate determined by the Australian Administrative Agent in good faith to be the average of the buying rates being generally quoted in the market at or about that time to the Agent by each of not less than three institutions chosen by the Australian Administrative Agent which ordinarily display rates on that page at or about that time as being the rates generally quoted by them for the purchase of Bills accepted by an Australian bank for an amount equal to that Bank Bill Swap Rate Loan on that day having a tenor which is closest to that Interest Period.

                   "Bank Bill Swap Rate Loan" means Australian Dollar Loans made by Australian Lenders pursuant to subsection 2.1A(ii) and bearing interest at rates determined by reference to the Bank Bill Swap Rate as provided in subsection 2.2A.

                  "Bankers' Acceptance" means a Draft that has been accepted by a Canadian Lender as provided in subsection 2.8.

                  "Bankers' Acceptance Purchase Price" means, in respect of any Bankers' Acceptance to be purchased by a Canadian Lender, the result (rounded to the nearest whole cent, with one-half of one cent being rounded up) obtained by dividing the Face Amount of such Bankers' Acceptance by the sum of one plus the product of (x) the applicable BA Discount Rate multiplied by (y) a fraction, the numerator of which is the term of maturity of such Bankers' Acceptance and the denominator of which is 365.

                  "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", the Bankruptcy and Insolvency Act (Canada), Part 5 of the Corporations Law (Australia) or any similar statute of U.S., Canadian,
Australian or other laws as now and hereafter in effect, or any successor statute.

                  "Base Rate Loans" means Loans that bear interest at a floating rate of interest, which shall be either the Canadian Base Rate, in the case of Canadian Dollar Loans, or the Alternate Base Rate or U.S. Base Rate (Canada), as applicable, in the case of Dollar Loans.

                  "Bills" has the same meaning as in the Bills of Exchange Act 1909 and a reference to the drawing or acceptance or endorsement of, or other dealing with, a Bill is to be interpreted in accordance with that act.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States, together with its successors.

                  "Borrower" or "Borrowers" means U.S. Borrower and/or Canadian Borrower and/or Australian Borrowers.

                  "Business Day" means (i) for all purposes other than as covered by clauses (ii), (iii), (iv) and (v) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, (ii) with respect to all notices, determinations, fundings and payments in connection with Canadian Loans, Canadian Letters of Credit and Bankers' Acceptances, any day that is a Business Day described in clause (i) above which is not a legal holiday under the laws of the Provinces of Ontario and British Columbia, Canada or a day on which banking institutions located in such Provinces are authorized or required by law or other governmental action to close, (iii) with respect to all notices, determinations, fundings and payments in connection with Australian Loans and Australian Letters of Credit, any day that is a Business Day described in clause (i) above which is not a Saturday, Sunday or public holiday in Sydney, Melbourne and Perth, Australia, (iv) with respect to all notices, determinations, fundings and payments in connection with the Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause
(i) above and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank Eurodollar market, and (v) with respect to all notices, determinations, fundings and payments in connection with Gold Loans, any day that is a Business Day described in clause (i) above and that is also a day upon which the Price of Gold is fixed by the London Bullion Market Association.

                  "Canadian Administrative Agent" means Chase Canada and any successor thereto appointed pursuant to subsection 9.6.

                  "Canadian Allocation" means the portion of the Overall Commitments allocated to Canadian Borrower in Schedule 2.1 or in the most recent Notice of Allocation delivered by Borrowers and Company pursuant to subsection 2.1A.

                  "Canadian Base Rate" means, with respect to any Canadian Dollar Loan as of any date of determination, the greater of (A) the fluctuating interest rate per annum which Canadian Administrative Agent has announced as its reference rate for determining interest chargeable by it on loans denominated in Canadian Dollars made in Canada, as in effect on such date of determination, and
(B) the BA Discount Rate for such day for bankers' acceptances having a term of 30 days plus 0.625%. As to any loan, the Canadian Base Rate is a reference rate that varies from time to time and does not necessarily represent the lowest or best rate actually charged to any customer by Canadian Administrative Agent or any Canadian Lender for loans denominated in Canadian Dollars. Canadian Administrative Agent and Canadian Lenders may make commercial loans or other loans denominated in Canadian Dollars at rates of interest at, above or below the Canadian Base Rate. The Canadian Base Rate shall automatically change, without notice to Company or any Borrower, upon any date that Canadian Administrative Agent announces any change in said reference rate or determines that the prevailing BA Discount Rate for 30-day bankers' acceptances has changed to the extent necessary to reflect any such change. If any Canadian Base Rate Loans are outstanding, Canadian Administrative Agent will give

Canadian Borrower notice of any such change promptly after the Canadian Base Rate changes; provided, however, that the failure to give such notice shall not limit or otherwise affect the obligations of Company or any Borrower under this Agreement or any other Loan Document.

                  "Canadian Base Rate Loans" means Canadian Dollar Loans made by Canadian Lenders pursuant to subsection 2.1A(i) and bearing interest at rates determined by reference to the Canadian Base Rate as provided in subsection 2.2A.

                  "Canadian Borrower" has the meaning assigned to that term in the introduction of this Agreement, and includes any successor by merger or amalgamation, provided that any such successor is otherwise in compliance with this Agreement.

                  "Canadian Commitment" means the commitment of each Canadian Lender (i) to make or maintain Canadian Loans pursuant to subsection 2.1A, (ii) to issue (in the case of the applicable Issuing Lender) or acquire risk participations (in the case of all other Canadian Lenders) in Canadian Letters of Credit pursuant to subsection 2.7, and (iii) to create and purchase Bankers' Acceptances pursuant to subsection 2.8 in an aggregate amount, valued in Dollar Equivalents, at no time exceeding such Canadian Lender's Pro Rata Share of the Canadian Allocation.

                  "Canadian Commitment Usage" means, as of any date of determination, the aggregate outstanding principal amount of (i) the Canadian Loans denominated in Dollars, (ii) the Canadian Loans denominated in Canadian Dollars (valued in Dollar Equivalents as of such date of determination), (iii) the Canadian Letter of Credit Usage, and (iv) the BA Usage.

                  "Canadian Dollar Loans" means Loans denominated in and advanced to Canadian Borrower in Canadian Dollars.

                  "Canadian Dollars" or "Cdn.$" means the lawful money of Canada.

                  "Canadian Exposure" means with respect to any Canadian Lender as of any date of determination, the Canadian Lender Allocation of such Canadian Lender or, if the Overall Commitments have been terminated, the sum of (a) the aggregate outstanding principal amount of all Canadian Loans (valued in Dollar Equivalents as of such date of determination) of that Canadian Lender plus (b) in the event such Canadian Lender (or a Lender in its Lending Unit) is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Canadian Letters of Credit issued by such Canadian Lender (or such Lender in that Lending
Unit) (in each case net of any participations purchased by other Canadian Lenders in such Canadian Letters of Credit or any unreimbursed drawings thereunder (valued in Dollar Equivalents as of such date of determination)) plus
(c) the aggregate amount of all participations purchased by that Canadian Lender in any outstanding Canadian Letters of Credit or any unreimbursed drawings under any Canadian Letter of Credit (valued in Dollar Equivalents as of such date of determination) plus (d) the BA Usage of that Canadian Lender.

                  "Canadian Lender Allocation" means, with respect to any Canadian Lender, the portion of the Canadian Allocation allocated to such Canadian Lender.

                  "Canadian Lender Pro Rata Share" means, with respect to any Canadian Lender, the percentage obtained by dividing the Canadian Exposure of such Canadian Lender by the aggregate Canadian Exposure of all Canadian Lenders.

                  "Canadian Lenders" means each of the Lenders, if any, of each Lending Unit, that is designated as the Canadian Lender for such Lending Unit on the signature pages hereof, or in any applicable Assignment and Acceptance.

                  "Canadian Lending Office" means, in relation to any Canadian Lender, its Canadian lending office as specified under its signature on the signature pages hereof or such other office as is specified by such Lender in a written notice to Administrative Agent, Canadian Administrative Agent and Canadian Borrower.

                  "Canadian Letter of Credit" or "Canadian Letters of Credit" means Standby Letters of Credit issued, or deemed issued, by the applicable Issuing Lender for the account of Canadian Borrower pursuant to subsection 2.7.

                  "Canadian Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount (in Dollar Equivalents) which is available for drawing under all Canadian Letters of Credit then outstanding plus (ii) the aggregate amount (in Dollar Equivalents) of all drawings under all Canadian Letters of Credit honored by the applicable Issuing Lender and not theretofore reimbursed by Canadian Borrower.

                  "Canadian Loans" means the Canadian Dollar Loans and/or Dollar Loans made by Canadian Lenders to Canadian Borrower pursuant to subsection 2.1A(i).

                  "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as an asset, with a corresponding liability, on the balance sheet of that Person.

                  "Cash" means money, currency or a credit balance in a Deposit Account.

                   "Chase" means The Chase Manhattan Bank.

                  "Chase Canada" means The Chase Manhattan Bank of Canada, a bank named in Schedule II to the Bank Act (Canada).

                   "Commitment" means commitments of the Lender(s) of each Lending Unit to make Canadian Loans (if such Lending Unit includes a Canadian Lender), to make U.S. Loans, to make Australian Loans (if such Lending Unit includes an Australian Lender), to participate in Letters of Credit, and, in the case of the Canadian Lender (if any), to create and purchase Bankers Acceptances in an aggregate amount for each Lending Unit as set forth on Schedule 2.1, as such amount may be adjusted from time to time pursuant to the provisions of this Agreement.

                  "Commitment Fee Percentage" means on any date the applicable percentage set forth below based upon the actual or stated senior implied ratings established by S&P and Moody's, respectively, applicable on such date to the senior, unsecured, non-credit enhanced, long-term Indebtedness for borrowed money of Company (or, if no actual or stated senior implied ratings are in effect, the ratings one category higher than the ratings for subordinated, unsecured, non-credit enhanced long-term Indebtedness for borrowed money of Company`):


        Category          S&P/Moody's Rating                    Percentage
        --------          ------------------                    ----------
            1             BBB+/Baa1 or above                        0.15%
            2             BBB/Baa2                                  0.1875%
            3             BBB-/Baa3                                 0.20%
            4             BB+/Ba1                                   0.25%
            5             BB/Ba2                                    0.30%
            6             BB-/Ba3 or below                          0.35%

                  For purposes of the foregoing,  (i) if neither Moody's nor S&P shall have in effect a rating for the senior or subordinated, unsecured, non-credit enhanced, long-term Indebtedness for borrowed money of Company (other than by reason of the circumstances referred to in the last sentence of this definition), then the Commitment Fee Percentage shall be based on Category 6;
(ii) if only one of Moody's and S&P shall have in effect a rating for senior or subordinated, unsecured, non-credit enhanced, long-term Indebtedness for borrowed money of Company, then the Commitment Fee Percentage shall be determined on the basis of such rating; (iii) if the ratings established or deemed to have been established by Moody's or S&P for the senior or subordinated, unsecured, non-credit enhanced, long-term Indebtedness for borrowed money of Company shall fall within different Categories, the Commitment Fee Percentage shall be based on the Category corresponding to the lower rating (higher percentage); and (iv) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Commitment Fee Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either of such rating agencies shall cease to be in the business of rating corporate debt obligations, Company and Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency, and pending the effectiveness of any such amendment, the ratings of such rating agency most recently in effect prior to such change or cessation shall be employed in determining the Commitment Fee Percentage.

                  "Commitment Termination Date" means July 14, 2003.

                  "Commitment Usage means, as applicable, a Lending Unit's Australian Commitment Usage, Canadian Commitment Usage, or U.S. Commitment Usage.

                  "Company" has the meaning assigned to that term in the introduction to this Agreement.

                  "Company Change of Control" has the meaning assigned to that term in subsection 10.25A.

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit VI annexed hereto delivered to Lenders by Company and Borrowers pursuant to subsection 5.1(iii).

                  "Consolidated EBITDA" means, for any period, without duplication, the sum of the amounts for such period of (i) Consolidated Net
Income, (ii) Consolidated Interest Expense, (iii) total depreciation and amortization expense and (iv) all non-cash writedowns (other than writedowns that constitute advance recognition of future cash expenditures) reflected in Consolidated Net Income after December 31, 1997, as reported in Company's consolidated statement of earnings in conformity with GAAP.

                  "Consolidated Interest Expense" means, for any period, total interest expense without deduction of any interest income received by Company and its Subsidiaries for such period as reported in Company's consolidated statement of earnings in conformity with GAAP.

                  "Consolidated Net Income" means, for any period, the net income (or loss) of Company and its Subsidiaries before any income and mining taxes and minority interest adjustments on a consolidated basis, as reported in Company's consolidated statement of earnings in conformity with GAAP.

                  "Consolidated Net Worth" means, as at any date of determination, the shareholder's equity of Company and its Subsidiaries plus the amount of all non-cash writedowns (other than items that constitute advance recognition of future cash expenditures) made after December 31, 1997, as reported in Company's consolidated balance sheet in conformity with GAAP.

                  "Consolidated Total Debt" means, as at any date of determination, the aggregate amount of all Indebtedness of Company and its Subsidiaries plus (without duplication) the aggregate amount of all Contingent Obligations of Company and its Subsidiaries (other than Contingent Obligations in the form of guarantees, letters of credit and surety bonds, in each case securing reclamation and other performance obligations in the ordinary course of business); provided that the obligations (contingent or otherwise) of Company or any of its Subsidiaries under any Interest Rate Protection Agreement, Currency Protection Agreement, or any option, forward sales contract or futures contract designed to protect Company and its Subsidiaries from fluctuations in interest rates, currency values or the Price of Gold shall be valued collectively on a net aggregate mark to market basis where a net aggregate mark to market value for all obligations under such Interest Rate Protection Agreements, Currency Protection Agreements, options and contracts greater than zero shall not be deducted from the sum of the aggregate amounts of Indebtedness and Contingent Obligation used to calculate Consolidated Total Debt and a net aggregate mark to market value for all obligations under such Interest Rate Protection Agreements, Currency Protection Agreements,
options and contracts of less than zero shall be added to the sum of the aggregate amounts of Indebtedness and Contingent Obligations to calculate
Consolidated Total Debt. Notwithstanding the foregoing, no aggregate mark-to-market loss is to be included as Consolidated Total Debt to the extent it has been included in the calculation of Consolidated Net Worth and principal and interest payable in respect of the Subordinated Debentures shall not be included in the calculation of Consolidated Net Worth if such Subordinated Debentures shall have become irrevocably defeased in a manner satisfactory to Administrative Agent.

                   "Contingent Obligation", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Interest Rate Protection Agreements, Currency Protection Agreements and options, forward sales contracts and futures contracts designed to protect Company and its Subsidiaries from fluctuations in interest rates, currency values or the Price of Gold. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or
(Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

                  "Contractual Obligation", as applied to any Person, means any provision of any Securities issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject. "Contractual Obligations" shall include the Subordinated Debentures and the New Subordinated Indebtedness.

                  "Covered Tax" means any Tax that is not an Excluded Tax.

                  "Currency Protection Agreement" means any foreign exchange contract, currency swap agreement, futures contract, option contract or other similar agreement or arrangement designed to protect Company or any of its Subsidiaries against fluctuations in currency values.

                  "Date of Determination" means each date on which a Notice of Borrowing or Notice of Conversion/Continuation is given, and the date of any acceleration of the Obligations.

                   "Delivered" or "Delivery" to a particular party means that such party receiving Gold hereunder has received confirmation from the bullion depository designated hereunder by such party that it is holding Gold for such party's account in an allocated or unallocated account.

                  "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "Dollar Equivalents" means (i) with respect to the amount of any Loan funded in Canadian Dollars or with respect to the aggregate amount which is available for drawing, or which is drawn under, any Canadian Letter of Credit denominated in Canadian Dollars or the Face Amount of any Bankers' Acceptances, the amount of Dollars which is equivalent to such amount of Canadian Dollars determined at the rate of exchange quoted by The Bank of Canada at 12:00 Noon (New York time) on the most recent Date of Determination for the spot purchase in the foreign exchange market of Dollars with an equivalent amount of Canadian Dollars, (ii) with respect to the amount of any Loan funded in Australian Dollars or with respect to the aggregate amount which is available for drawing, or which is drawn under, any Australian Letter of Credit denominated in Australian Dollars, the amount of Dollars which is equivalent to such amount of Australian Dollars determined at the spot rate calculated by the Australian Administrative Agent as the "United States Dollar hedge settlement rate (vs. Australian Dollars)" that appears on the HSRA page on the Reuters Screen under the heading "US Dollar hedge settlement rate" (or any page that can reasonably be considered a replacement page) at 9:45 A.M. (Sydney time) on the most recent Date of Determination for the spot purchase in the foreign exchange market of Dollars with an equivalent amount of Australian Dollars or (iii) with respect to the amount of any Loan funded in Gold, the amount in Dollars which is the product of the number of Ounces of Gold comprising such Loan multiplied by the Price of Gold as in effect on the most recent Date of Determination.

                  "Dollar Loans" means Loans denominated and advanced to any Borrower in Dollars.

                  "Dollars" and the sign "$" mean the lawful money of the United States of America.

                  "Draft" means, at any time, a bill of exchange in substantially the form of Exhibit III-A annexed hereto, or in substantially the form customarily used by the applicable Canadian Lender, in each case drawn by Canadian Borrower on a Canadian Lender and bearing such distinguishing letters and numbers as such Canadian Lender may determine, but which at such time, except as otherwise provided herein, has not been accepted by such Canadian Lender as a Bankers' Acceptance.

                  "Drawing Date" means any Business Day fixed pursuant to subsection 2.8 for the creation of Bankers' Acceptances.

                  "Drawing Notice" has the meaning assigned to that term in subsection 2.8B.

                  "Deutsche Bank" means Deutsche Bank AG.

                  "Effective Date" means the date on or before July 14, 1998 on which the conditions set forth in subsection 3.1 are satisfied or waived.

                  "Eligible Assignee" means (A)(i) a commercial bank or trust company organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank or trust company organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank or trust company is acting through a branch or agency located in the United States or (y) such bank or trust company is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans funded in Dollars, Canadian Dollars, Australian Dollars and Gold as one of its businesses, in each case (under clauses (i) through (iv) above) that is reasonably acceptable to the Applicable Administrative Agent and Administrative Agent; and (B) any Lender and any Affiliate of any Lender; provided that no Affiliate of Company shall be an Eligible Assignee; and provided further that such Eligible Assignee must have at the time of determination unimpaired capital and surplus of not less than $100,000,000.

                  "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA that is subject to Title I of ERISA (a) that is, or was within the past six years, maintained or contributed to by Company or any of its ERISA Affiliates and (b) with respect to which Company or any of its ERISA Affiliates retains any liability.

                  "Environmental Claim" means any notice of violation, claim, demand, abatement order or other order or direction (conditional or otherwise) by any governmental authority or any Person for any damage, including, without limitation, personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions, in each case relating to, resulting from or in connection with Hazardous Materials and relating to Company, any of its Subsidiaries, any Affiliates of Company or any Facility.

                  "Environmental Laws" means all statutes, ordinances, orders, rules, regulations or decrees relating to (i) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release or threatened Release of Hazardous Materials, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any or their respective properties.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA Affiliate", as applied to any Person, means (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

                  "ERISA Event" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a material required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any material required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in material liability pursuant to Sections 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which would reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan;
(vi) the  imposition  of  material  liability  on  Company  or any of its  ERISA
Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the complete or partial withdrawal by Company or any of its ERISA Affiliates (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan, or the receipt by Company or any of its ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA, in any such case if such event would reasonably be expected to result in material liability to Company or its ERISA Affiliates; (viii) the occurrence of an act or omission which could give rise to the imposition on Company or any of its ERISA Affiliates of material fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409 or 502(c), (i) or (l) or 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any

Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company or any of its ERISA Affiliates in connection with any such Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under
Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

                  "Eurodollar Rate" means, for any Interest Rate Determination Date with respect to a Eurodollar Rate Loan, the rate (expressed as a percentage per annum) which is the arithmetic mean (rounded upwards, if necessary, to the next 1/16 of one percent) of the offered rates for Dollar deposits for a period equal to the Interest Period for such Eurodollar Rate Loan that appears on the LIBO page on the Reuters Screen (or any page that can reasonably be considered a replacement page) at approximately 11:00 a.m., London time, on such Interest Rate Determination Date. If the rate set forth above is not available on the Reuters Screen, such rate shall be the rate (rounded upwards, if necessary, to the next 1/16 of one percent) equal to the arithmetic mean of the respective rates per annum at which Dollar deposits approximately equal in principal amount to such Eurodollar Rate Loan and for a maturity comparable to such Interest Period are offered in immediately available funds to the London branches of the Reference Lenders in the London interbank market at approximately 11:00 a.m., London time, on such Interest Rate Determination Date. The Administrative Agent shall determine the Eurodollar Rate and such determination shall be conclusive absent manifest error.

                  "Eurodollar Rate Loans" means Dollar Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate or the Eurodollar Rate, as the case may be, as provided in subsection 2.2A.

                  "Event of Default" means each of the events set forth in
Section 7.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "Excluded Tax" means any of the following taxes, levies, imposts, duties, deductions, withholdings or charges, and all liabilities with respect thereto: taxes (without regard to whether such taxes are collected by withholding or otherwise) imposed by a government or taxing authority (and any interest, additions to tax, penalties, fines or other charges in respect thereof other than those arising from a breach by Company or any Borrower of its obligations hereunder) on any Lender or any Agent that (i) are imposed on, based on or measured by gross or net income or gross or net receipts (including, without limitation, capital gains taxes, excess profits taxes, minimum taxes, alternative minimum taxes and taxes on tax preference items) or (ii) are capital, net worth, intangible, excise, franchise, doing business, accumulated earnings, personal holding company, or similar taxes other than franchise, doing business or similar taxes imposed solely as a result of the transactions contemplated hereby.

                  "Existing Credit Agreement" has the meaning assigned to that term in the recitals of this Agreement.

                  "Existing Lenders" has the meaning assigned to that term in the recitals of this Agreement.

                  "Existing Promissory Notes" has the meaning assigned to that term in the recitals of this Agreement.

                  "Exposure" means the Australian Exposure, the Canadian Exposure and/or the U.S. Exposure.

                  "Face Amount" means, in respect of a Draft or a Bankers' Acceptance, as the case may be, the amount payable to the holder thereof on its maturity.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fiscal Year" means the fiscal year of Company ending on December 31 of each calendar year.

                  "Funding Date" means the date of the funding of a Loan.

                  "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the United States accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

                  "Gold" means unallocated or pool account gold or refined gold in bar form (which bears the stamp of a smelter and assayer from the good delivery list of the London Bullion Market Association, as such terms are understood in the gold trade) of a purity (i.e. the ratio of fine gold per 1,000 parts of gold, expressed to the fourth decimal place) of at least .9950 or such other ratio as U.S. Borrower and U.S. Lenders may agree with respect to any Gold Loan.

                  "Gold Advance Date" means, in relation to any outstanding Gold Loan (including any Gold Loan that has been continued for successive Interest Periods), the date upon which such Gold Loan initially was funded.

                  "Gold Loan" means a loan of Gold made by U.S. Lenders to U.S. Borrower hereunder and upon which interest shall accrue at the Gold Rate.

                  "Gold Rate" means, with respect to any Gold Loan advanced by any U.S. Lender for any Interest Period applicable thereto, the rate of interest per annum, calculated on the basis of a 360 day year (rounded upwards, if necessary, to the next 1/16% of one percent) equal to the greater of (i) the Applicable Margin, and (ii) the Eurodollar Rate plus the Applicable Margin less the mean rate quoted in the London Interbank Forward Bullion Market as set forth on the Reuters GOFO page at 11:00 A.M. (London Time) two Business Days prior to the first day of such Interest Period. If the rate set forth above is not available on the Reuters GOFO page, the Gold Rate shall be the rate of interest per annum, calculated on the basis of a 360 day year, equal to the arithmetic average (rounded upwards, if necessary, to the next 1/16% of one percent) of the rates offered by the Gold Rate Reference Lenders two Business Days prior to the first day of the applicable Interest Period.

                  "Gold Rate Reference Lenders" means Chase and Deutsche Bank.

                  "Governmental   Authorization"  means  any  permit,   license,
authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

                  "Government Acts" has the meaning assigned to that term in subsection 2.7H.

                  "Grid Gold Acknowledgement" means an acknowledgement by U.S. Borrower substantially in the form of Exhibit V annexed hereto.

                  "Hazardous Materials" means any pollutant, contaminant, toxic or hazardous substance, toxic or hazardous material, toxic or hazardous constituent or toxic or hazardous waste, as such terms are defined in or pursuant to any Environmental Law.

                  "HCI Exchangeable Stock" means capital stock of Canadian Borrower which conveys voting rights with respect to the Company, is exchangeable and redeemable, under certain circumstances, for Company common stock, and is satisfactory to the Administrative Agent.

                  "HGAL" has the meaning assigned to that term in the introduc-tion to this agreement.

                  "Indebtedness", as applied to any Person, means (i) all indebtedness for borrowed money or gold loans, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services, which purchase price is (A) due more than 180 days from the date of incurrence of the obligation in respect thereof or (B) evidenced by a note or similar written instrument, and (v) all obligations of the type described in clauses (i) through (iv) above secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate
Protection Agreements, Currency Protection Agreements, and options, forward sales contracts and futures contracts designed to protect Company and its Subsidiaries from fluctuations in interest rates, currency values or the Price of Gold (excluding any Gold Loans) constitute Contingent Obligations and not Indebtedness.

                  "Indemnitee" has the meaning assigned to that term in subsec-tion 10.3.

                  "Intellectual Property" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Company and its Subsidiaries, taken as a whole.

                  "Interest Payment Date" means (i) with respect to any Base Rate Loan, March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Effective Date, and (ii) with respect to any Eurodollar Rate Loan, Bank Bill Swap Rate Loan or Gold Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than three months or 90 days, as the case may be, "Interest Payment Date" shall also include each three month or 90 day, as the case may be, anniversary of the commencement of such Interest Period.

                  "Interest Period" means (i) with respect to each Eurodollar Rate Loan or Bank Bill Swap Rate Loan, a period of one, two, three or six months, and (ii) with respect to each Gold Loan, a period of 30, 60, 90 or 180 days and any other period (subject to availability to each U.S. Lender), in each case as selected by the applicable Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation; provided that, subject to the provisions of subsection 2.6C, no Interest Period in respect of any Gold Loan may be selected by U.S. Borrower if any U.S. Lender is for any reason unable to fund a Gold Loan having such Interest Period.

                   "Interest Rate Determination Date" means each date for calculating the Adjusted Eurodollar Rate, the Eurodollar Rate or the Gold Rate for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period.

                  "Interest Rate Protection Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, synthetic cap agreement or other similar agreement or arrangement designed to protect Company or any of its Subsidiaries against fluctuations in interest rates.

                  "Internal Revenue Code" means the United States Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

                  "Investment" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, stock or other Securities of any other Person, or (ii) any direct or indirect loan, advance (other than advances to current or former employees or directors pursuant to employee benefit plans, programs or employment arrangements or otherwise for moving, entertainment and travel expenses, drawing accounts and similar expenditures in each case in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person (other than a Subsidiary of Company) including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. A contribution of undeveloped real property or other mineral interests to a Joint Venture shall not be deemed to be a capital contribution to any other Person. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto less the amount of all cash received as repayment of principal or return of capital, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "Issuing Lender" means (i) with respect to any U.S. Letter of Credit or any Australian Letter of Credit, Chase, and (ii) with respect to any Canadian Letter of Credit, Chase Canada.

                  "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form.

                  "Lender" and "Lenders" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1; provided that the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

                  "Lending Office" means, in relation to any Lender that is a Canadian Lender, such Lender's Canadian Lending Office; in relation to any Lender that is an Australian Lender, such Lender's Australian Lending Office; in relation to any Lender that is a U.S. Lender, such Lender's U.S. Lending Office; or in relation to any Lender that is two or more of a U.S. Lender, a Canadian Lender and/or an Australian Lender, such Lender's U.S. Lending Office, insofar as borrowings and payments relating to U.S. Loans or U.S. Letters of Credit are concerned, Canadian Lending Office, insofar as borrowings and payments relating to Canadian Loans, Canadian Letters of Credit or Bankers' Acceptances are concerned, or Australian Lending Office, insofar as borrowings and payments relating to Australian Loans or Australian Letters of Credit are concerned.

                  "Lending Unit" means (i) any U.S. Lender, (ii) its affiliated Canadian Lender (if any), and (iii) its affiliated Australian Lender (if any), as set forth on the signature pages hereof or in any applicable Assignment and Acceptance.

                  "Letter of Credit" or "Letters of Credit" means Standby Letters of Credit issued, or deemed issued, by the applicable Issuing Lender for the account of any Borrower pursuant to subsection 2.7A.

                  "Letter of Credit Fee Percentage" means the applicable percentage set forth below based upon the actual or stated senior implied ratings established by S&P and Moody's, respectively, applicable on such date to the senior, unsecured, non-credit enhanced, long-term

Indebtedness for borrowed money of Company (or, if no actual or stated senior implied ratings are in effect, the ratings one category higher than the ratings for subordinated, unsecured, non-credit enhanced long-term Indebtedness for borrowed money of Company):


         Category                        S&P/Moody's Rating                          Percentage
         --------                        ------------------                          ----------
             1               BBB+/Baa1 or above                                          0.40%
             2               BBB/Baa2                                                    0.50%
             3               BBB-/Baa3                                                   0.625%
             4               BB+/Ba1                                                     0.875%
             5               BB/Ba2                                                      1.00%
             6               BB-/Ba3 or below                                            1.125%

                  For purposes of the foregoing,  (i) if neither Moody's nor S&P shall have in effect a rating for the senior or subordinated, unsecured, non-credit enhanced, long-term Indebtedness for borrowed money of Company (other than by reason of the circumstances referred to in the last sentence of this definition), then the Letter of Credit Fee Percentage shall be based on Category 6; (ii) if only one of Moody's and S&P shall have in effect a rating for the senior or subordinated, unsecured, non-credit enhanced, long-term Indebtedness for borrowed money of Company, then the Letter of Credit Fee Percentage shall be determined on the basis of such rating; (iii) if the ratings established or deemed to have been established by Moody's or S&P for the senior or subordinated, unsecured, non-credit enhanced, long-term Indebtedness for borrowed money of Company, shall fall within different Categories, the Letter of Credit Fee Percentage shall be based on the Category corresponding to the lower rating (higher percentage); and (iv) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Letter of Credit Fee Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, Company and Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency, and pending the effectiveness of any such amendment, the ratings of such rating agency most recently in effect prior to such change or cessation shall be employed in determining the Letter of Credit Fee Percentage.

                  "Letter of Credit Usage" means the Australian Letter of Credit Usage, the Canadian Letter of Credit Usage and/or the U.S. Letter of Credit Usage.

                  "Lien" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing. "Lien" shall not include any arrangement with respect to Joint Ventures where legal title to assets in which the Company or Borrower or their Subsidiaries have a beneficial interest is held in the name of the operator or another participant in such Joint Venture or in the name of the Joint Venture if such arrangement is not for the purpose of securing Indebtedness (other than Indebtedness that may arise in respect of a participant's lien or an operator's lien).

                  "Loan" or "Loans" means any Canadian Loans, any Australian Loans, any U.S. Loans, or any combination thereof.

                  "Loan Documents" means this Agreement, any applications, reimbursement agreements and other documents or certificates executed in favor of any Issuing Lender relating to the Letters of Credit, any Notes, any Drafts, any Bankers' Acceptances and any Grid Gold Acknowledgements.

                  "Margin Stock" has the meaning assigned to that term in Regulation U of the Board as in effect from time to time.

                  "Marketable Securities" means corporate cash investments with a weighted average portfolio maturity of two years or less, consisting of (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or Canadian Government or the Commonwealth of Australia or issued by any agency thereof and backed by the full faith and credit of the United States or Canada or the Commonwealth of Australia thereof; (ii) marketable direct obligations issued by any state of the United States of America or any Province of Canada or any state or territory of the Commonwealth of Australia or any political subdivision of any such state, Province or territory or any public instrumentality thereof at the time of acquisition having the highest rating obtainable from S&P, Moody's or Dominion Bond Rating Service; (iii) commercial paper at the time of acquisition having a rating of at least A-1 (or A-2, provided such commercial paper has a rating of at least P-1 from Moody's) from S&P, at least P-1 (or P-2, provided such commercial paper has a rating of at least A-1 from S&P) from Moody's or least R-1 (Middle) from Dominion Bond Rating Service and, any of the preceding ratings may be met by an attached letter of credit from a bank or municipal bond insurance; (iv) certificates of deposit or bankers' acceptances issued by any commercial bank or trust company organized under the laws of the United States of America or any state thereof or the District of Columbia or under the laws of Canada or any Province thereof or under the laws of the Commonwealth of Australia or any state or territory thereof or any non-U.S. commercial bank which at the time of acquisition is ranked among the 100 largest banks in the world (by assets as ranked by the American Banker Journal), and rated B/C or better by IBCA or KBW rating service and having at least one of the credit ratings identified in clause (iii) above (or higher credit ratings) obtainable from S&P, Moody's or Dominion Bond Rating Service; (v) Eurodollar time deposits purchased directly from any commercial bank or trust company described in clause (iv) above; and
(vi) repurchase agreements and reverse repurchase agreements with any commercial bank or trust company described in clause (iv) above or with any financial institution whose commercial paper at the time of acquisition has a rating of at least A-1 from S&P or whose long-term Indebtedness at the time of acquisition has a rating of at least Aa, relating to marketable direct obligations issued or unconditionally guarantied by the United States Government or Government of Canada or the Government of the Commonwealth of Australia or issued by any agency thereof and backed by the full faith and credit of the United States or Canada or the Commonwealth of Australia; and (vii) indebtedness of any corporation at the time of acquisition rated A1 or AA by S&P or equivalent rating service.

                  "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company, Company and its Subsidiaries, taken as a whole, or any Borrower, and in the case of any ERISA Event, the ERISA Affiliates of Company taken as a whole, or (ii) a material adverse effect on the ability of Company or any Borrower to perform, or of any Agent or Lenders to enforce, the Obligations.

                  "Material Subsidiary" means any Borrower, any Subsidiary that owns any assets constituting a portion of the Mining Group and any other Subsidiary (i) whose total assets at the end of any fiscal quarter of Company equal more than 10% of the Consolidated Net Worth of Company and its Subsidiaries as at the end of such quarter or (ii) whose total revenue for any Fiscal Year of Company equals more than 10% of the consolidated revenues of the Company and its Subsidiaries for such Fiscal Year determined in accordance with GAAP. A Subsidiary that is or becomes a Material Subsidiary shall not cease to be a Material Subsidiary if it subsequently fails to meet either of the two preceding requirements without the consent of the Requisite Lenders. The Material Subsidiaries as of the Effective Date are identified in Schedule 4.1 annexed hereto.

                  "Mining Group" means the currently producing mines, part or all of which are owned by Company or any of its Subsidiaries or Joint Ventures.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a "multiemployer plan", as defined in Section 3(37) of ERISA, (i)(a) to which Company or any of its ERISA Affiliates is contributing, or within the past six years has contributed, or (b) to which Company or any of its ERISA Affiliates has, or within the past six years has had, an obligation to contribute, and (ii) with respect to which Company or any of its ERISA Affiliates retains any liability.

                  "New Subordinated Indebtedness" means up to $300 million of Indebtedness of Company or Canadian Borrower (and any guaranties of such Indebtedness) issued after the Effective Date, having a maturity of not less than five years, convertible into common stock of Company, that, in part, refinances the Subordinated Debentures, and that is subordinated to the Obligations (including any guaranty of the Obligations) on terms and conditions approved in writing by the Administrative Agent.

                  "Non-Recourse Debt" means indebtedness for borrowed money or gold loans the repayment of which, by its express contract terms, may be enforced only by foreclosure or other realization on any collateral security therefor and as to which the obligor thereon shall not otherwise have any personal liability.

                  "Notes" means the promissory notes of Borrowers issued to Lenders pursuant to subsection 2.1D, substantially in the forms of Exhibit IV-A (in the case of Canadian Borrower), Exhibit IV-B and Exhibit IV-C (in the case of Australian Borrowers), and Exhibit IV-D (in the case of U.S. Borrower) annexed hereto, and as they may be further amended, supplemented or otherwise modified from time to time.

                  "Notice of Allocation" means a notice substantially in the form of Exhibit XIII annexed hereto delivered by Borrowers pursuant to subsection 2.1A for the purpose of allocating the Overall Commitments among the Canadian Allocation, the Australian Allocation and the U.S. Allocation.

                  "Notice of Borrowing" means a notice substantially in the form of Exhibit I annexed hereto delivered by the applicable Borrower to the Applicable Administrative Agent and Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing of Loans.

                  "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit II annexed hereto delivered by the applicable Borrower to the Applicable Administrative Agent and Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

                  "Notice of Issuance of Letter of Credit" means a notice in the form of Exhibit XI annexed hereto, delivered by a Borrower to the Applicable Administrative Agent and Administrative Agent pursuant to subsection 2.7B with appropriate insertions and deletions, with respect to the proposed issuance or amendment of a Letter of Credit.

                  "Obligations" means all obligations of every nature of Company and each Borrower from time to time owed to Agents, Arranger, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under or cash collateralization of Letters of Credit, payment at maturity or cash collateralization of Bankers' Acceptances, fees, expenses, indemnification or otherwise.

                  "Officers' Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer or, with respect to any Australian Borrower, any director, secretary or Authorized Signor of such Australian
Borrower; provided that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans or the issuance of any Letter of Credit or the creation and purchase of any Bankers' Acceptance hereunder shall include (i) a statement that the officer or officers, directors, secretary or Authorized Signor making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signer(s), they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

                  "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

                  "Ounce" or "Ounces" means a fine troy ounce or fine troy ounces.

                  "Overall Commitments" means the aggregate Commitments of all of the Lending Units.

                   "PBGC" means the Pension Benefit Guaranty Corporation (or any successor thereto).

                  "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

                  "Permitted Encumbrances" means the following types of Liens:

                  (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 5.3, other than any Lien imposed pursuant to
                  Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to Section 302(f) or 4068 of ERISA, or deposits or pledges to obtain the release of any such liens;

                  (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other Liens imposed by law and Liens of smelters, refiners and other processors of ore, minerals and other products thereof, in each case where incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, or deposits or pledges to obtain the release of any such Liens if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                  (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 7.8;

                  (v) leases or subleases granted to others not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

                  (vi) easements, rights-of-way, restrictions, minor defects, encroachments or irregularities in title and other similar charges or encumbrances or defects in title to property not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

                  (vii) any interest or title of a lessor or sublessor under any lease not prohibited by this Agreement;

                  (viii)   precautionary   filings  relating  solely  to  leases
                  permitted by this Agreement;

                  (ix) mineral, oil, gas, and geothermal leases, licenses, grazing leases, timber cutting rights, easements, minimum royalties and rents, delayed rentals, work commitments, production royalties, profit interests, surface owner interests, extralateral rights, and rights of subadjacent and lateral support burdening any properties of Company or any of its Subsidiaries;

                  (x) the paramount rights of the United States of America or any other governmental authority in and to any unpatented mining or mill site claims or leases held by Company or any of its Subsidiaries;

                  (xi) the reservations, limitations, provisos, and conditions, if any, expressed in any original grants from the Crown;

                  (xii) Liens of Joint Venture participants and operators on properties being developed or operated by Joint Ventures securing the respective obligations of the joint venturers or participants to advance funds or reimburse advances of funds or to perform obligations under the applicable joint venture agreements;

                  (xiii)   Liens in favor of Company or Borrowers; and

                  (xiv) Liens or deposits or pledges to secure the performance by Company, Borrowers or their Subsidiaries or Joint Ventures with respect to the remediation, reclamation or stabilization of disturbed properties currently or formerly owned or leased by Company, Borrowers or their Subsidiaries or Joint Ventures; provided that any such Liens attach only to the property to be remediated, reclaimed or stabilized; and provided further that Company shall have first used its best efforts to cause a letter of credit to be issued or deliver a guaranty to assure performance in lieu of granting such Liens or making such deposits or pledges; and provided further such Liens, deposits or pledges are promptly released upon satisfaction of such remediation, reclamation or stabilization obligation.

excluding, however, in any case prior to the Prime Acquisition Date, any such Liens granted or created by Company or any of its Subsidiaries (other than Prime) on or with respect to their properties or assets to secure any obligations of Prime at any time that Indebtedness permitted under subsection 6.1(vi) is outstanding.

                  "Person" means natural persons, corporations, limited partnerships, general partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Plutonic" has the meaning assigned to that term in the intro-duction to this Agreement.

                  "Plutonic Acquisition" means the transaction pursuant to which Plutonic became a wholly-owned Subsidiary of Company, which transaction was completed on or about April 30, 1998.

                  "Plutonic Acquisition Documents" means each of the agreements to which Plutonic and Company, or any of Company's Subsidiaries or Affiliates, are parties that effectuated or is related to the Plutonic Acquisition, as amended through the date hereof.

                  "Plutonic Credit Facility" means the $A400 million Syndicated Debt Facilities Agreement dated as of June 23, 1997 among Plutonic Finance Pty Ltd; certain Guarantors, certain Arrangers, certain Lenders and Chase Securities Australia Limited, as Agent.

                  "Potential Event of Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

                  "Price of Gold" means, on any day, and except as provided in the next sentence, the price per Ounce of Gold collectively set by the fixing members of the London Bullion Market Association in the afternoon (London time) of such day, (including an amount, if any, equal to the premium and any other additional amounts that would be payable in the applicable market in connection with a purchase of Gold). If there is no such fixing, then (a) if such day is any day other than a Saturday, Sunday or holiday in London, the "Price of Gold" shall be the publicly quoted price in Dollars per Ounce of Gold on such other accessible international bullion market as may be selected by Administrative Agent or (b) if no such quotation is available, or such day is a Saturday, a Sunday or a holiday in London, the "Price of Gold" shall be the last price so set by the fixing members of the London Bullion Market Association.

                  "Prime" means Prime Resources Group, Inc., a British Columbia corporation, approximately 50.6% of the capital stock of which, on the Effective Date, is owned directly or indirectly by Canadian Borrower, together with its Subsidiaries.

                  "Prime Acquisition Date" means the date upon which Company or one of its wholly owned Subsidiaries acquire all of the capital stock of Prime not owned by Company and its wholly owned Subsidiaries.

                  "Pro Rata Share" means, with respect to any Lending Unit (and of any Lender(s) constituting such Lending Unit), the percentage obtained by dividing (x) the Commitment of that Lending Unit by (y) the aggregate amount of the Overall Commitments, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1B. The initial Pro Rata Share of each Lending Unit (and of any Lender(s) constituting such Lending
Unit) is set forth opposite the name of that Lending Unit in Schedule 2.1 annexed hereto.

                  "Purchase Money Security Interest" means any security interest, however denominated, on any property created or retained at the time of acquisition of such property in order to secure all or any part of the acquisition cost thereof or in order to secure all or any Indebtedness incurred for the purpose of financing or refinancing (without increasing the then outstanding amount) such Indebtedness.

                  "Reference Lenders" means Chase, and Deutsche Bank.

                "Register" has the meaning assigned to that term in subsection 10.1.F.

                  "Regulation D" means Regulation D of the Board, as in effect from time to time.

                  "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Facility, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

                  "Requisite Lenders" means prior to an acceleration of the Obligations, Lending Units having or holding 51% or more of the sum of the Overall Commitments of all Lending Units and upon and after an acceleration of the Obligations, Lending Units having or holding 51% or more of the total aggregate Exposure outstanding.

                  "Responsible Officer" means, with respect to any Person, any one of the chairman of the board (if an officer), president, vice presidents, chief financial officer and treasurer of such Person or, with respect to any Australian Borrower, any director, secretary or Authorized Signor of such Australian Borrower.

                  "Restricted Junior Payment" means (i) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company, Canadian Borrower or any Wholly-owned Subsidiary of Company, other than any redemption or other payment where the consideration is common stock of Company,
(ii) any payment of dividends to shareholders by Canadian Borrower or any Wholly-owned Subsidiary of Company, and (iii) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to any Subordinated Indebtedness. For purposes of this definition, "Wholly-owned Subsidiary" means any Subsidiary of which the

Company owns, directly or indirectly, all of the economic and voting interest, provided that directors qualifying shares shall not be deemed outstanding for purposes of this definition.

                  "S&P" means Standard & Poor's Ratings Group - a McGraw Hill Company.

                  "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "Solvent" means, with respect to any Person, that as of the date of determination (i) the then fair saleable value of the property of such Person as a going concern is (y) greater than the total amount of liabilities (including anticipated Contingent Obligations and other contingent liabilities only to the extent of the probable liability with respect to such Contingent Obligations and other contingent liabilities) of such Person and (z) greater than the amount that will be required to pay the probable liabilities of such Person's then existing debts as they become absolute and matured; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due.

                  "Standby Letter of Credit" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Company or any of its Subsidiaries in respect of industrial revenue or development bonds or financings, (ii) workers' compensation liabilities of Company or any of its Subsidiaries, (iii) the obligations of third party insurers of Company or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iv) obligations with respect to Capital Leases or Operating Leases of Company or any of its Subsidiaries, (v) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries, in any case if required by law or governmental rule or regulation or agreement in accordance with custom and practice in the industry, (vi) obligations of Company or any of its Subsidiaries imposed by statute or by a court of competent jurisdiction to post appeal bonds or other security in connection with litigation appeals, and (vii) other obligations of Company or any of its Subsidiaries approved by Administrative Agent in its sole discretion; provided that Standby Letters of Credit may not be issued for the purpose of supporting trade payables.

                  "Statutory Reserves" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which Administrative Agent is subject for new negotiable non-personal time deposits in Dollars of over $100,000 with maturities approximately equal to three months.
Such reserve percentages shall include those imposed pursuant to such Regulation D of the Board. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Subordinated Debentures" means Company's 5.5% Convertible Subordinated Notes due 2000 in the aggregate original principal amount of $150,000,000.

                  "Subordinated Indebtedness" means (i) the Subordinated Debentures and the New Subordinated Indebtedness, and (ii) any other Indebtedness of Company or any of its Subsidiaries that is subordinated to the Obligations (including any guaranty of the Obligations) on terms and conditions approved in writing by Requisite Lenders.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association, Joint Venture or other business entity of which 50% or more of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

                  "Tax Transferee" means any Person who acquires any interest in the Loans (whether or not by operation of law) or the office to which a Lender or any Agent has transferred its Loans for purposes of determining where the Loans are made, accounted for or booked.

                  "Total Utilization of Overall Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Loans (valued in Dollar Equivalents as of such date of determination), plus (ii) the Canadian Letter of Credit Usage, plus (iii) the Australian Letter of Credit Usage, plus (iv) the U.S. Letter of Credit Usage, plus (v) the BA Usage.

                  "U.S. Allocation" means the portion of the Overall Commitments allocated to U.S. Borrowers in Schedule 2.1 or in the most recent Notice of Allocation delivered by Borrowers and Company pursuant to subsection 2.1A.

                  "U.S. Base Rate (Canada)" means the rate of interest per annum equal to the greater of (i) the rate which the principal office of the Canadian Administrative Agent in Toronto, Ontario announces from time to time as its "base rate" and which is its reference rate of interest for loans in U.S. Dollars to its Canadian borrowers; and (ii) 1/2 of 1% above the U.S. Federal Funds Rate, adjusted automatically with each change in such rate all without the necessity of any notice to Canadian Borrower or any other Person.

                  "U.S. Base Rate (Canada) Loans" means Dollar Loans made by Canadian Lenders pursuant to subsection 2.1A(i) and bearing interest at rates determined by reference to the U.S. Base Rate (Canada) as provided in subsection 2.2A.

                  "U.S. Base Rate Loans" means Dollar Loans made by U.S. Lenders pursuant to subsection 2.1A(iii) and bearing interest at rates determined by reference to the Alternate Base Rate as provided in subsection 2.2A.

                  "U.S. Borrower Account" means that certain account with the Administrative Agent, care of Agent Bank Services Group, 140 E. 45th Street, New York, New York, 10017, Clearing Account Number 323508308, maintained at Chase.

                  "U.S. Commitment" means the commitment of each U.S. Lender (i) to make or maintain U.S. Loans pursuant to subsection 2.1A, and (ii) to issue (in the case of the applicable Issuing Lender) or acquire risk participations in (in the case of all other U.S. Lenders) U.S. Letters of Credit pursuant to subsection 2.7 in an aggregate amount, valued in Dollar Equivalents, at no time exceeding such U.S. Lender's Pro Rata Share of the U.S.
Allocation.

                  "U.S. Commitment Usage" means, as of any date of determination, the aggregate outstanding principal amount of (i) the U.S. Loans that are Dollar Loans, and (ii) the U.S. Loans that are Gold Loans (valued in Dollar Equivalents based on the Price of Gold as of such date of determination) plus the U.S. Letter of Credit Usage.

                  "U.S. Exposure" means with respect to any U.S. Lender as of any date of determination, the U.S. Allocation of such U.S. Lender or, if the Overall Commitments have been terminated, the sum of (a) the aggregate outstanding principal amount of all U.S. Loans (valued in Dollar Equivalents as of such date of determination) of that U.S. Lender plus (b) in the event such U.S. Lender (or a Lender in its Lending Unit) is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all U.S. Letters of Credit issued by such U.S. Lender (or such Lender in that Lending Unit) (in each case net of any participations purchased by other U.S. Lenders in such U.S. Letters of Credit or any unreimbursed drawings thereunder valued in Dollar Equivalents as of such date of determination) plus (c) the aggregate amount of all participations purchased by that U.S. Lender in any outstanding U.S. Letters of Credit or any unreimbursed drawings under any U.S. Letter of Credit (valued in Dollar Equivalents as of such date of determination).

                  "U.S. Lender Allocation" means, with respect to any U.S. Lender, the portion of the U.S. Allocation allocated to such U.S. Lender.

                  "U.S. Lender Pro Rata Share" means, with respect to any U.S. Lender, the percentage obtained by dividing the U.S. Exposure of such U.S. Lender by the aggregate U.S. Exposure of all U.S. Lenders.

                  "U.S. Lenders" means each of the Lenders of each Lending Unit designated as the U.S. Lender for such Lending Unit on the signature pages hereof or in any applicable Assignment and Acceptance.

                  "U.S. Lending Office" means, in relation to any U.S. Lender, its U.S. lending office as specified under its signature on the signature pages hereof or such other office as is specified by such Lender in a written notice to Administrative Agent and U.S. Borrower.

                  "U.S. Letter of Credit" or "U.S. Letters of Credit" means Standby Letters of Credit issued, or deemed issued, by the applicable Issuing Lender for the account of U.S. Borrower pursuant to subsection 2.7.

                  "U.S. Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is available for drawing under all U.S. Letters of Credit then outstanding, plus (ii) the aggregate amount of all drawings under all U.S. Letters of Credit honored by the applicable Issuing Lender and not theretofore reimbursed by Borrowers.

                  "U.S. Loans" means Dollar Loans and/or Gold Loans made by U.S. Lenders to U.S. Borrower pursuant to subsection 2.1A(iii).

1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

                  Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (i), (ii) and
(xi) of subsection 5.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation. If any changes in accounting principles from those used in the preparation of the financial statements referred to in subsection
4.5 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a change in the method of calculation of financial covenants, standards or terms found in Sections 1, 5 and 6 hereof, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating Company's consolidated financial condition shall be the same after such changes as if such changes had not been made.

1.3      Other Definitional Provisions.

                  References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

Section 2.  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1      Commitments; Loans.

                  A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company and Borrowers herein set forth, each Lender hereby severally agrees to make the Loans described in this subsection 2.1A that are, pursuant to the terms of this subsection 2.1A, to be made by such Lender. The commitments of the Lenders to make such Loans consist of the Canadian Commitments of the Canadian Lenders, the Australian Commitments of the Australian Lenders and the U.S. Commitments of the U.S. Lenders, such commitments being more fully described below. Initially, the amount of each Lending Unit's U.S. Commitment, Canadian Commitment, and Australian Commitment are set forth opposite its name on Schedule 2.1 and the aggregate amount of the U.S. Commitments of all Lending Units shall be $430,000,000, the aggregate amount of the Canadian Commitments of all Lending Units shall be $380,000,000, and the aggregate amount of the Australian Commitments of all Lending Units shall be $340,000,000. Company and Borrowers shall initially allocate the Overall Commitments to Canadian Borrower,
Australian Borrowers and U.S. Borrower, subject to the provisions of this Agreement. The initial amounts of the Canadian Allocation, the Australian Allocation and the U.S. Allocation and initial Canadian Lender Pro Rata Share, Australian Lender Pro Rata Share, U.S. Lender Pro Rata Share, and Pro Rata Share of each Lender are set forth on Schedule 2.1. Company and Borrowers may, effective as of the first Business Day of each June and December, commencing on December 1, 1998, change the amount of the Overall Commitments allocated to the Canadian Allocation, the Australian Allocation and the U.S. Allocation and the allocation among the Lenders by delivering an irrevocable Notice of Allocation to Administrative Agent at least 14 days and not more than 60 days prior to date upon which such allocation is to be effective; provided that (1) such allocation shall be reasonably acceptable to the Administrative Agent, (2) such allocation shall maximize, to the greatest extent possible, the Commitment of each Lender available to each Borrower, (3) the aggregate amount of the Canadian Allocation, the Australian Allocation and the U.S. Allocation of each Lending Unit shall not exceed its Commitment, (4) the Canadian Allocation for each Lending Unit may not exceed its Canadian Commitment and may not be reduced to an amount that is less than the outstanding Canadian Commitment Usage of such Lending Unit, (5) the Australian Allocation for each Lending Unit may not exceed its Australian Commitment and may not be reduced to an amount that is less than the outstanding Australian Commitment Usage of such Lending Unit, and (6) the U.S. Allocation for each Lending Unit may not exceed its U.S. Commitment and may not be reduced to an amount that is less than the outstanding U.S. Commitment Usage of such Lending Unit. Administrative Agent shall promptly notify each Lender of any proposed change in the allocation of the Commitments or of any proposed change in any Lending Unit's Australian Lender Pro Rata Share, Canadian Lender Pro Rata Share, or U.S. Lender Pro Rata Share. The aggregate amount of the Overall Commitments may be permanently reduced from time to time in accordance with subsection 2.4.

                  (i) Canadian Borrower Loans. The Canadian Lender, if any, of each Lending Unit severally agrees, subject to the limitations set forth below with respect to the maximum amount of Canadian Loans permitted to be outstanding from time to time, to lend to Canadian Borrower from time to time during the period from the Effective Date to but excluding the Commitment Termination Date Dollars and/or Canadian Dollars, in an aggregate amount, when valued in Dollar Equivalents and combined with the BA Usage of such Canadian Lender and its Canadian Lender

                  Pro Rata Share of the Canadian Letter of Credit Usage, not exceeding the lesser of (a) its Canadian Lender Pro Rata Share of the Canadian Allocation as in effect from time to time and (b) the Commitment of its Lending Unit, to be used for the purposes identified in subsection 2.5A.

                  (ii) Australian Loans. The Australian Lender, if any, of each Lending Unit severally agrees, subject to the limitations set forth below with respect to the maximum amount of Australian Loans permitted to be outstanding from time to time, to lend to Australian Borrowers severally and from time to time during the period from the Effective Date to but excluding the Commitment Termination Date Dollars and/or Australian Dollars, in an aggregate amount, when valued in Dollar Equivalents, and combined with its Australian Lender Pro Rata Share of the Australian Letter of Credit Usage, not exceeding the lesser of
                  (a) its Australian Lender Pro Rata Share of the Australian Allocation as in effect from time to time and (b) the Commitment of its Lending Unit, to be used for the purposes identified in subsection 2.5A.

                  (iii) U.S. Loans. The U.S. Lender of each Lending Unit severally agrees, subject to the limitations set forth below with respect to the maximum amount of U.S. Loans permitted to be outstanding from time to time, to lend to U.S. Borrower from time to time during the period from the Effective Date to but excluding the Commitment Termination Date Dollars and/or Gold, in an aggregate amount, when valued in Dollar Equivalents, and combined with its U.S. Lender Pro Rata Share of the U.S. Letter of Credit Usage, not exceeding the lesser of (a) its U.S. Lender Pro Rata Share of the U.S. Allocation as in effect from time to time and (b) the Commitment of its Lending Unit, to be used for the purposes identified in subsection 2.5A.

                  (iv) Lending Unit Commitments. Each Lending Unit agrees to maintain a U.S. Commitment and either an Australian Commitment or a Canadian Commitment. Each Lending Unit maintaining a U.S. Commitment and an Australian Commitment also hereby agrees to maintain a Canadian Commitment unless the maintenance of, or any advances of funds under, such Canadian Commitment would result in the imposition of withholding taxes on any payments to be received by such Lending Unit as a result of such Canadian Commitment. Each Lending Unit maintaining a U.S. Commitment and a Canadian Commitment also hereby agrees to maintain an Australian Commitment unless the maintenance of, or any advances of funds under, such Australian Commitment would result in the imposition of withholding taxes on any payments to be received by such Lending Unit as a result of such Australian Commitment.

                  (v) Additional Limitations on Loans. The amounts of the Canadian Allocation, the Australian Allocation, the U.S. Allocation, and the Overall Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4A. Each Lending Unit's Commitment and the Canadian

                  Commitment,   if  any,   the   Australian
                  Commitment, if any, and the U.S. Commitment of such Lending Unit's Canadian Lender, Australian Lender and U.S. Lender, respectively, shall expire on the Commitment Termination Date and all Loans and all other amounts owed hereunder with respect to Loans, Bankers' Acceptances, Letters of Credit and Overall Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A may be repaid and reborrowed to but excluding the Commitment Termination Date.

                  Anything   contained   in  this   Agreement  to  the  contrary
                  notwithstanding, the Loans and the Overall Commitments shall be subject to the following limitations:

                          (a) Subject to the provisions of subsection 2.4A(iii), the Total Utilization of Overall Commitments shall not at any time exceed the Overall Commitments then in effect;

                          (b) Subject to the provisions of subsection 2.4A(iii), each Lending Unit's U.S. Lender Pro Rata Share of the U.S Commitment Usage shall not at any time exceed such Lending Unit's U.S.
         Allocation and U.S. Commitment then in effect;

                          (c) Subject to the provisions of subsection 2.4A(iii), each Lending Unit's Australian Lender Pro Rata Share of the Australian Commitment Usage shall not at any time exceed such Lending Unit's Australian Allocation and Australian Commitment then in effect;

                          (d) Subject to the provisions of subsection 2.4A(iii), each Lending Unit's Canadian Lender Pro Rata Share of the Canadian Commitment Usage shall not at any time exceed such Lending Unit's Canadian Allocation and Canadian Commitment then in effect;

                          (e) Subject to the provisions of subsection 2.4A(iii), neither the aggregate amount of the Canadian Exposure for all Canadian Lenders nor the aggregate amount of the Canadian Commitments for all Canadian Lenders shall, in either case, at any time exceed the Canadian Allocation then in effect;

                          (f) Subject to the provisions of subsection 2.4A(iii), neither the aggregate amount of the Australian Exposure for all Australian Lenders nor the aggregate amount of the Australian Commitments for all Australian Lenders shall, in either case, at any time exceed the Australian Allocation then in effect;

                          (g) Subject to the provisions of subsection 2.4A(iii), neither the aggregate amount of the U.S. Exposure for all U.S. Lenders nor the aggregate amount of the U.S. Commitments for all U.S. Lenders shall, in either case, at any time exceed the U.S. Allocation then in effect;

                          (h) The amount otherwise available for borrowing under the Overall Commitments as of any time of determination shall be reduced by the Total Utilization of Overall Commitments;

                          (i) Canadian Borrower shall not request or borrow Canadian Dollar Loans if, immediately after giving effect to such borrowing, the aggregate outstanding principal amount of Canadian Loans and the Canadian Letter of Credit Usage and the BA Usage, when valued in Dollar Equivalents, would exceed 95% of the Canadian Allocation then in effect;

                          (j) Australian Borrowers shall not request or borrow Australian Dollar Loans if, immediately after giving effect to such borrowing, the aggregate outstanding principal amount of Australian Loans and the Australian Letter of Credit Usage, when valued in Dollar Equivalents, would exceed 95% of the Australian Allocation then in effect;

                          (k) U.S. Borrower shall not request any Gold Loans if, immediately after giving effect to such borrowing, the aggregate outstanding amount of Gold Loans advanced to U.S. Borrower would exceed 750,000 Ounces; and

                          (l) For purposes of computing compliance with the foregoing clauses (a) through (k), any extension of credit hereunder the proceeds of which are used on the same day to repay another extension of credit hereunder shall not be treated as an increase in the utilization of the Overall Commitments on such day.

                  B. Borrowing Mechanics. Loans made on any Funding Date (other than Loans made pursuant to subsection 2.7C for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it or Loans made (or deemed made) pursuant to subsection 2.8F for the purpose of reimbursing any Canadian Lender for the Face Amount of any matured Bankers' Acceptance) shall be in an aggregate minimum amount of (i) $5,000,000 and integral multiples of $1,000,000 in excess of that amount, in the case of Dollar Loans, (ii) Cdn.$5,000,000 and integral multiples of Cdn.$1,000,000 in excess of that amount, in the case of Canadian Dollar Loans, (iii) A$5,000,000 and integral multiples of A$1,000,000 in excess of that amount, in the case of Australian Dollar Loans, and (iv) 10,000 Ounces and integral multiples of 2,000 Ounces in excess of that amount, in the case of Gold Loans. Whenever a Borrower desires that Lenders make Loans it shall deliver a Notice of Borrowing (i) in the case of U.S. Base Rate Loans, to Administrative Agent no later than 11:00 A.M. (New York time) at least one Business Day in advance of the proposed Funding Date, (ii) in the case of Eurodollar Rate Loans or Gold Loans to be made to U.S. Borrower, to Administrative Agent no later than 11:00 A.M. (New York time) at least three  Business  Days in advance of the  proposed  Funding  Date,
(iii) in the case of Eurodollar Rate Loans to be made to Canadian Borrower, to Canadian Administrative Agent and Administrative Agent no later than 11:00 A.M. (Toronto time) at least three Business Days in advance of the proposed Funding Date, (iv) in the case of Eurodollar Rate Loans to be made to Australian Borrowers, to Australian Administrative Agent and Administrative Agent no later than 12:00 Noon (Sydney time) at least three Business Days in advance of the proposed Funding Date, (v) in the case of U.S. Base Rate (Canada) Loans and Canadian Base Rate Loans, to Canadian Administrative Agent and Administrative Agent no later than 11:00 A.M. (Toronto time) at least one Business Day in advance of the proposed Funding Date, and (vi) in the case of Bank Bill Swap Rate Loans, to Australian Administrative Agent and Administrative Agent no later than 12:00 Noon (Sydney time) at least two Business Days in advance of the proposed Funding Date; provided that, notwithstanding anything to the contrary, a Borrower may deliver a Notice of Borrowing to Administrative Agent at least two Business Days in advance of the Effective Date in the case of the initial Loans. The Notice of Borrowing shall specify (i) the Borrower(s) requesting the proposed Loans, (ii) the proposed Funding Date (which shall be a Business Day), (iii) whether such Loans will be denominated in Canadian Dollars, Australian Dollars, Dollars or Ounces of Gold, (iv) in the case of Dollar Loans, whether such Dollar Loans are to be U.S. Base Rate Loans, U.S. Base Rate (Canada) Loans or Eurodollar Rate Loans, (v) in the case of Gold Loans, whether U.S. Borrower is requesting that the amount of such Loan be converted into Dollars (based on the Price of Gold as in effect two Business Days prior to the proposed Funding Date) or that an amount of Gold constituting such Loan be Delivered, and if so where, (vi) in the case of Gold Loans to be funded in Gold, whether U.S. Borrower is requesting to pay interest during the initial Interest Period on such Gold Loan in Dollars or in Gold, and, if payable in Dollars, the basis for calculating the amount according to one of the alternatives specified in subsection 2.2F, and (vii) in the case of Eurodollar Rate Loans, Bank Bill Swap Rate Loans, or Gold Loans, the requested Interest Period. Each such Notice of Borrowing shall also show the calculation of the Canadian Commitment Usage, the Australian Commitment Usage, the U.S. Commitment Usage and the Total
Utilization of Overall Commitments after giving effect to the proposed borrowing, which calculation shall demonstrate compliance with the limitations on Loans set forth in subsection 2.1A(v). Loans may be continued as or converted into Loans denominated in the same currency (or in the case of Gold Loans, Ounces of Gold) in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, the applicable Borrower may give the Applicable Administrative Agent and Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to the Applicable Administrative Agent and Administrative Agent on or before the applicable Funding Date.

                  Neither any Agent nor any Lender shall incur any liability to any Borrower in acting upon any telephonic notice referred to above that Administrative Agent or the Applicable Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of such Borrower or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice such Borrower shall have effected Loans hereunder to such Borrower.

                  Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan, a Base Rate Loan, a Bank Bill Swap Rate Loan or a Gold Loan (or telephonic notice in lieu thereof) shall be irrevocable when given, and the Borrower delivering such Notice of Borrowing shall be bound to make a borrowing in accordance therewith.

         C.       Disbursement of Funds.

                  (i) Canadian Borrower Loans. All Loans requested by Canadian Borrower under this Agreement shall be made by Canadian Lenders simultaneously and proportionately to their respective Canadian Lender Pro Rata Shares. Promptly after receipt by
                  Canadian Administrative Agent and Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof) from Canadian Borrower, Canadian Administrative Agent shall notify each Canadian Lender of the proposed borrowing and the details thereof. Each Canadian Lender shall make the amount of its Loan available in the appropriate currency to Canadian Administrative Agent, in same day funds at Canadian Administrative Agent's Lending Office not later than 1:00 P.M. (New York time) on the applicable Funding Date. Upon satisfaction or waiver of the conditions precedent specified in subsections 3.1 (in the case of the initial Loans) and 3.2 (in the case of all Loans), Canadian Administrative Agent shall make the proceeds of such Canadian Loans, in the appropriate currency, available to Canadian Borrower on the applicable Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by Canadian Administrative Agent from Canadian Lenders to be credited to the account of Canadian Borrower at Canadian Administrative Agent's Lending Office.

                  (ii) Australian Borrowers Loans. All Loans requested by Australian Borrowers under this Agreement shall be made by Australian Lenders simultaneously and proportionately to their respective Australian Lender Pro Rata Shares. Promptly after receipt by Australian Administrative Agent and Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof) from Australian Borrowers, Australian Administrative Agent shall notify each Australian Lender of the proposed borrowing and the details thereof. Each Australian Lender shall make the amount of its Loan available in the appropriate currency to Australian Administrative Agent, in same day funds at Australian Administrative Agent's Lending Office not later than 12:00 Noon (Sydney time) on the applicable Funding Date. Upon satisfaction or waiver of the conditions precedent specified in subsections 3.1 (in the case of the initial Loans) and 3.2 (in the case of all Loans), Australian Administrative Agent shall make the proceeds of such Australian Loans, in the appropriate currency, available to the applicable Australian Borrower, on the applicable Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by Australian Administrative Agent from Australian Lenders to be credited to the account of Australian Borrowers at Australian Administrative Agent's Lending Office.

                  (iii) U.S. Borrower Loans. All Loans requested by U.S. Borrower under this Agreement shall be made by U.S. Lenders simultaneously and proportionately to their respective U.S.
                  Lender   Pro  Rata   Shares.   Promptly   after   receipt   by
                  Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof) from U.S. Borrower, Administrative Agent shall notify each U.S. Lender of the proposed borrowing and the details thereof. Each U.S. Lender shall make the amount of its Loan (other than any Gold Loan to be funded in Gold) available in Dollars to Administrative Agent in same day funds at Administrative Agent's Lending Office not later than 1:00 P.M. (New York time) on the applicable Funding Date. In the case of any Gold Loan to be funded in Gold, each U.S. Lender shall make the amount of its Gold Loan available in Gold to Administrative Agent by Delivery of such Gold not later than 11:00 A.M. (London time) on the
                  applicable  Funding  Date  to  the  Administrative   Agent's
                  account with J.P.  Morgan,  London,  England,  or such other
                  London   bullion   account   as   may   be   designated   by
                  Administrative Agent by notice to U.S. Lenders from time to time not later than three Business Days prior to the applicable Funding Date. Upon satisfaction or waiver of the conditions precedent specified in subsections 3.1 (in the case of the initial Loans) and 3.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans in Dollars or Gold, as the case may be, available to U.S. Borrower on the applicable Funding Date by (a) in the case of Loans in Dollars, causing an amount of same day funds equal to the proceeds of all such Loans received by Administrative Agent from U.S. Lenders to be credited to the U.S. Borrower Account or (b) in the case of Gold Loans, either (1) advancing the Dollar Equivalent of such Gold Loans, which shall be calculated based on the Price of Gold as in effect on the second Business Day preceding the applicable Funding Date, and causing an amount of same day funds equal to such amount of Dollars to be credited to the U.S. Borrower Account or (2) effecting the Delivery of Gold comprising such Gold Loans to a location mutually agreed upon by U.S. Borrower and Administrative Agent and set forth in the Notice of Borrowing.

                  (iv) Failure to Fund Loans. No Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Unless the Applicable Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans to be funded by such Lender that such Lender does not intend to make available to the Applicable Administrative Agent the amount of such Lender's Loan requested on such Funding Date, the Applicable Administrative Agent may assume that such Lender has made such amount available to the Applicable Administrative Agent on such Funding Date and the Applicable Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the applicable Borrower a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to the Applicable Administrative Agent by such Lender, the Applicable Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to the Applicable Administrative Agent, at the customary rate set by the Applicable Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Canadian Base Rate plus 1.0% or, if less, at the customary rate set by the Canadian Administrative Agent for the correction of errors among banks, in the case of any Canadian Dollar Loan, the Bank Bill Swap Rate for a one month Interest Period, in the case of any Australian Dollar Loans, the Alternate Base Rate, in the case of any Dollar Loan made by any U.S. Lender or Australian Lender, the U.S. Base Rate (Canada), in the case of any Dollar Loan made by any Canadian Lender, or the applicable Gold Rate, in the case of any Gold Loan. If such Lender does not pay such corresponding amount forthwith upon the Applicable Administrative Agent's demand therefor, the Applicable Administrative Agent shall promptly notify the applicable Borrower and such Borrower shall immediately pay such corresponding amount to the Applicable Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to the Applicable Administrative Agent, at the rate then applicable to Canadian Base Rate Loans plus 1.0% or, if less, at the customary rate set by the Canadian Administrative Agent for the correction of errors among banks, in the case of any Canadian Dollar Loan, the rate then applicable to the Bank Bill Rate Swap Loans for a one month Interest Period in the case of any Australian Dollar Loan, the rate then applicable to Base Rate Loans, in the case of any Dollar Loan or the applicable Gold Rate, in the case of any Gold Loan. In all of the foregoing instances, such interest in respect of any Gold Loan shall be payable in Dollars and shall be calculated daily in accordance with the provisions of subsection 2.2F. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that any Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  (v) Confirmation of Delivery, Risk of Loss, Delivery Charges. Unless the Administrative Agent receives notice from the U.S. Borrower within seven Business Days of U.S. Borrower's receipt of any Gold, the quantity and quality of the Gold so received shall be deemed to be as set forth in the Administrative Agent's delivery order. If there is any discrepancy in the amount or quality of Gold actually Delivered, the amount of such difference shall be settled in Dollars (based on the Dollar Equivalent on the date of Delivery of the Gold required to be advanced hereunder and the Gold actually Delivered) promptly after the Delivery thereof. U.S. Borrower assumes all risk of loss, theft or detention of or damage to any Gold Delivered hereunder from the date U.S. Borrower receives Delivery of such Gold until the date of its return by Delivery to the Administrative Agent. U.S. Borrower shall pay all costs and charges (including costs and expenses of collection, shipment, cartage, warehousing, packaging, refining, converting or insurance and any applicable location premiums) directly relating to the physical Delivery of Gold pursuant to this Agreement incurred on and after request for Delivery of Gold by U.S. Borrower until return of Gold by U.S. Borrower at the required location.

                  D. Note Option. If so requested by any Lender by written notice to the applicable Borrower (with a copy to Administrative Agent), the Borrower to whom such request is made shall execute and deliver to such Lender (within three Business Days of such Borrower's receipt of such notice) a promissory note substantially in the form of Exhibit IV-A to this Agreement to evidence such Lender's Canadian Loans, in the form of Exhibit IV-B or Exhibit IV-C to this Agreement to evidence such Lender's Australian Loans, in the form of Exhibit IV-D to this Agreement to evidence such Lender's U.S. Loans (other than Gold Loans), or a Grid Gold Acknowledgement in the form of Exhibit V to this Agreement to evidence such Lender's Gold Loans.

                  E. Risk  Participations.  The  Lenders  intend  that  after an acceleration of the Obligations pursuant to Section 7, the ratio for each Lending Unit of the aggregate Exposure of the Borrowers to such Lending Unit to the aggregate Exposure of the Borrowers to all Lending Units shall equal such Lending Unit's Pro Rata Share. Accordingly, immediately upon the acceleration of the Obligations pursuant to Section 7, each Canadian Loan, each Australian Loan and each Obligation relating thereto shall be deemed to be a Dollar Loan in an amount equal to the Dollar Equivalent of such Canadian Loan, Australian Loans or other Obligations, as applicable, and accordingly the liability of the Borrowers to pay and the right of the Lenders to receive payment of all Canadian Loans, Australian Loans and Obligations relating thereto shall thereupon be to pay or to receive, respectively, Dollar in the amounts so determined. At such time, the Administrative Agent shall determine for which Lending Units, if any, the ratio of the aggregate Exposure of the Borrowers to such Lending Unit to the aggregate Exposure of the Borrowers to all Lending Units is less than such Lending Unit's Pro Rata Share (such Lending Unit is herein called "Purchasing Lending Unit"), and for which Lending Units, if any, the ratio of the aggregate exposure of the Borrowers to such Lending Unit to the aggregate Exposure of the Borrowers to all Lending Units is greater than such Lending Unit's Pro Rata Share (such Lending Unit is herein called a "Selling Lending Unit). Promptly after such determination is made, notwithstanding the allocation of the Commitment of any Lending Unit as among the Canadian Commitments, the Australian Commitments and the U.S. Commitments, each Purchasing Lending Unit shall purchase from the Selling Lending Units, and each Selling Lending Unit shall sell to each Purchasing Lending Unit, for cash and without representation or warranty, a portion of the outstanding Loans from such Selling Lending Unit, and if necessary to achieve the objective of this Section, each Purchasing Lending Unit shall also purchase risk participations in respect of a portion of such Selling Lending Unit's liability for outstanding Bankers' Acceptances, Letters of Credit and Gold Loans, such that each Lending Unit's share of the aggregate Exposure of the Borrowers shall equal its Pro Rata Share. The amounts and particulars of the purchases and sales of the Loans, Bankers' acceptances, Letters of Credit and Gold Loans for the purpose of the foregoing arrangements shall be determined in each case by the Administrative Agent upon consultation with the applicable Lending Units, and the administrative Agent shall have the power to execute any documentation as attorney for any Lender in order to complete any transaction required by this Section. The foregoing arrangements may require a Borrower to make payments pursuant to Section 10.7 that it would not have been required to make in the absence of such arrangements.

2.2      Interest on the Loans.

                  A. Rate of Interest.  Subject to the provisions of subsections
2.6 and 10.7, each Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to: (i) the Alternate Base Rate, the U.S. Base Rate (Canada), the Eurodollar Rate or the Adjusted Eurodollar Rate in the case of any Dollar Loan; (ii) the Canadian Base Rate in the case of any Canadian Dollar Loan; (iii) the Bank Bill Swap Rate in the case of an Australian Dollar Loan; or (iv) the Gold Rate in the case of any Gold Loan. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by the applicable Borrower initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B. The basis for determining the interest rate with respect to any Loan may be changed from time to time pursuant to subsection 2.2D.

                  Subject to the provisions of subsections 2.2E and 10.7, the Loans shall bear interest through maturity as follows:

                  (i) if a U.S. Base Rate Loan, then at the Alternate Base Rate per annum;

                  (ii) if a Canadian  Base Rate Loan,  then at the Canadian Base
                   Rate per annum;

                  (iii) if a U.S. Base Rate (Canada) Loan, then at the U.S. Base Rate (Canada) per annum;

                  (iv) if a Bank Bill Swap Rate Loan, then at the sum of the Bank Bill Swap Rate plus the Applicable Margin per annum;

                  (v) if a Eurodollar Rate Loan that is a U.S. Loan or an Australian Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin per annum;

                  (vi) if a Eurodollar Rate Loan that is a Canadian Loan, then at the sum of the Eurodollar Rate plus the Applicable Margin per annum; or

                  (vii) if a Gold Loan, then at the Gold Rate per annum;

                  B. Interest  Periods.  In connection with each Eurodollar Rate
Loan, each Bank Bill Swap Rate Loan and each Gold Loan, the applicable Borrower may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an Interest Period to be applicable to such Loan; provided that:

                  (i) the initial Interest Period for any Eurodollar Rate Loan, Bank Bill Swap Rate Loan, or Gold Loan shall commence on the Funding Date of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, a Bank Bill Swap Rate Loan, or a Gold Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of any Loan converted into a Eurodollar Rate Loan;

                  (ii) in the case of immediately successive Interest Periods applicable to any Eurodollar Rate Loan, Bank Bill Swap Rate Loan, or Gold Loan continued as such pursuant to a Notice of Conversion/Continuation, each such successive Interest Period shall commence on the day on which the preceding Interest Period expires;

                  (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, in the case of a Eurodollar Rate Loan, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) any Interest Period for a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

                  (v) no Interest Period with respect to any Loan shall extend beyond the Commitment Termination Date; and

                  (vi) there shall be no more than five Interest Periods relating to Eurodollar Rate Loans outstanding at any time, there shall be no more than five Interest Periods relating to Bank Bill Swap Rate Loans outstanding at any time and there shall be no more than five Interest Periods relating to Gold Loans outstanding at any time.

                  C. Interest Payments; Currencies. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity. All payments of interest shall be paid to the Applicable Administrative Agent in accordance with the provisions of subsection 2.4B.

                  Interest payable on any Loan denominated in a currency shall be payable in the same currency. Interest payable on any Gold Loan shall be payable, at U.S. Borrower's option, in (a) Gold or (b) Dollars in amounts determined in accordance with the provisions of 2.2F. U.S. Borrower shall advise Administrative Agent of its intention to pay interest on Gold Loans in Gold in the applicable Notice of Borrowing or Notice of Conversion/Continuation; provided that Administrative Agent shall, notwithstanding any request of U.S. Borrower to pay such interest in Gold, have the right to require that interest with respect to any Gold Loan be paid in Dollars by notice given on or before the related Funding Date in the case of the initial Interest Period, and prior to the date of continuation, in the case of a continuation. If U.S. Borrower fails timely to advise Administrative Agent of its desire to pay accrued interest in Gold, U.S. Borrower shall be deemed to have elected to pay such interest in Dollars.

                  D. Conversion or Continuation. Subject to the provisions of subsection 2.6, (i) each of U.S. Borrower and Canadian Borrower shall have the option to convert at any time all or any part of its outstanding Dollar Loans equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount from Dollar Loans bearing interest at a rate determined by reference to one basis to Dollar Loans bearing interest at a rate determined by reference to an alternative basis, (ii) each Borrower shall have the option, upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Eurodollar Rate Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan, (iii) Australian Borrowers shall have the option, upon the expiration of any Interest Period applicable to a Bank Bill Swap Rate Loan, to continue all or any portion of such Bank Bill Swap Rate Loan equal to A$5,000,000 and integral multiples of A$1,000,000 in excess of that amount as a Bank Bill Swap Rate Loan, (iv) U.S. Borrower shall have the option, upon the expiration of any Interest Period applicable to a Gold Loan, to continue all or any portion of such Gold Loan equal to 10,000 Ounces and integral multiples of 2,000 Ounces in excess of that amount as a Gold Loan; provided, however, that a Eurodollar Rate Loan may only be converted into a U.S. Base Rate Loan or a U.S. Base Rate (Canada) Loan, as applicable, on the expiration date of an Interest Period applicable thereto; provided further that, subject to the following proviso, no Loan may be made as or converted into a U.S. Base Rate Loan or a U.S. Base Rate (Canada) Loan during the period from December 24 of any year to and including January 7 of the immediately succeeding year for the purpose of investing in securities bearing interest at a rate determined by reference to any other basis for the purpose of arbitrage or speculation; and provided still further that no Loan may be converted into, or continued as, a Eurodollar Rate Loan (except that Australian Borrowers may continue Eurodollar Rate Loans with a period of one month), or a Bank Bill Swap Rate Loan with a period in excess of one month, or a Gold Loan at any time that a Potential Event of Default or an Event of Default has occurred and is continuing.

                  The applicable Borrower shall deliver a Notice of Conversion/Continuation (i) in the case of a conversion to a U.S. Base Rate Loan, to Administrative Agent no later than 12:00 Noon (New York time) at least one Business Day in advance of the proposed conversion/continuation date, (ii) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan made to U.S. Borrower or a continuation of a Gold Loan made to U.S. Borrower, to Administrative Agent, no later than 12:00 Noon (New York time) at least three Business Days in advance of the proposed conversion/continuation date, (iii) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan made to Canadian Borrower, to Canadian Administrative Agent and Administrative Agent no later than 11:00 A.M. (Toronto time) at least three Business Days in advance of the proposed conversion/continuation date, (iv) in the case of a conversion to a U.S. Base Rate (Canada) Loan, to Canadian Administrative Agent and Administrative Agent no later than 11:00 A.M. (Toronto time) at least one Business Day in advance of the proposed conversion/continuation date, (v) in the case of a continuation of a Eurodollar Rate Loan made to Australian Borrowers, or a continuation of a Bank Bill Swap Rate Loan made to Australian Borrowers, to Australian Administrative Agent and Administrative Agent no later than 12:00 Noon (Sydney time) at least three Business Days in advance of the proposed conversion/continuation date. A Notice of Conversion/Continuation shall specify
(i) the  applicable  Borrower,  (ii) the proposed  conversion/continuation  date
(which shall be a Business Day), (iii) the amount of the Loan to be converted/continued, (iv) the nature of the proposed conversion/continuation,
(v) in the case of a conversion to or a continuation of a Eurodollar Rate Loan or a continuation of a Bank Bill Swap Rate Loan or a Gold Loan, the requested Interest

Period,  (vi) in the case of the  continuation of a Gold Loan,  whether
U.S. Borrower is requesting to pay interest in Dollars or in Gold, and if payable in Dollars, the basis for calculating the amount according to one of the alternatives specified in subsection 2.2F, and (vii) in the case of a conversion to or a continuation of a Eurodollar Rate Loan (except by Australian Borrowers) or a continuation of a Gold Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, the applicable Borrower may give Administrative Agent and the Applicable Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent and the Applicable Administrative Agent on or before the proposed conversion/continuation date.

                  Neither any Agent nor any Lender shall incur any liability to any Borrower in acting upon any telephonic notice referred to above that Administrative Agent or the Applicable Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of such Borrower or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice, such Borrower shall have effected a conversion or continuation, as the case may be, hereunder.

                  Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of a Eurodollar Rate Loan or a continuation of a Bank Bill Swap Rate Loan or a Gold Loan (or telephonic notice in lieu thereof) shall be irrevocable when given, and the Borrower delivering such Notice of Conversion/Continuation shall be bound to effect a conversion or continuation in accordance therewith.

                  If any Borrower fails to submit a Notice of Conversion/Continuation with respect to any maturing Eurodollar Rate Loans or Bank Bill Swap Rate Loans in accordance with the forgoing provisions of this subsection 2.2D, then upon the expiration of the Interest Period for such
Eurodollar Rate Loans or Bank Bill Swap Rate Loans, as applicable, such Loans shall (i) if no Event of Default or Potential Event of Default shall have occurred and be continuing, automatically continue as Eurodollar Rate Loans or Bank Bill Swap Rate Loans, as applicable, in each case with an Interest Period of one month and (ii) if an Event of Default or Potential Event of Default shall have occurred and be continuing, automatically be converted into U.S. Base Rate Loans or U.S. Base Rate (Canada) Loans, as applicable, in the case of U.S. Loans and Canadian Loans, or continue as Eurodollar Rate Loans or Bank Bill Swap Rate Loans with an Interest Period of one month in the case of Australian Loans. If U.S. Borrower fails to submit a Notice of Conversion/Continuation with respect to any maturing Gold Loans in accordance with the forgoing provisions of this subsection 2.2D, then upon the expiration of the Interest Period for such Gold Loans, such Loans shall automatically be continued as Gold Loans having a 30-day Interest Period. Upon the continuation (including automatic continuation) of any Loan, the Applicable Administrative Agent shall notify Company and the applicable Borrower of such continuation; provided, however, that the failure to give such notice shall not limit or otherwise affect the obligations of Company or any Borrower under this Agreement or any other Loan Document.

                  E. Post-Maturity Interest. Any principal payments on the Loans not paid when due and, to the extent permitted by applicable law, any interest payments on the Loans owed hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement in respect of such Loans (or in the case of any fees or other amounts, a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for U.S. Base Rate Loans); provided that, in the case of Eurodollar Rate Loans or Gold Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective, such Eurodollar Rate Loans or Gold Loans (in the case of Gold Loans, by converting the outstanding amount of such Loans into Dollars based on the Price of Gold as in effect on such expiration date) shall thereupon become U.S. Base Rate Loans or U.S. Base Rate (Canada) Loans, as applicable, and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement at such time for U.S. Base Rate Loans or U.S. Base Rate (Canada) Loans, respectively, as applicable, except that in the case of Australian Borrowers, such Eurodollar Rate Loans shall be continued as Eurodollar Rate Loans with an Interest Period of one month, and provided further that in the case of Bank Bill Swap Rate Loans, such Bank Bill Swap Rate Loans shall continue as Bank Bill Swap Rate
Loans with an Interest Period of one month. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of any Agent or any Lender.

                  F. Computation of Interest. Interest on the Loans denominated in currency shall be computed, in the case of Base Rate Loans and Bank Bill Swap Rate Loans, on the basis of a 365-day or 366-day year, as the case may be, or in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues, and shall be determined daily with respect to the amount of such Loans outstanding each day during such period. Interest on each Gold Loan shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues and shall be determined daily (i) in the case of interest to be paid in Gold, with respect to the number of Ounces of Gold outstanding under such Gold Loan on each day during such period, or (ii) in the case of interest to be paid in Dollars, with respect to the average of the daily values (such values being equal to the number of Ounces of such Gold Loan multiplied by the Price of Gold) of such Gold Loan, in Dollar Equivalents (determined daily unless U.S. Borrower requests in its Notice of Borrowing or Notice of Conversion/Continuation that the Price of Gold be fixed at the Price of Gold on the second Business Day prior to the related Interest Period for the purpose of determining accrued interest during the applicable Interest Period and Requisite Lenders have not objected on or before the commencement of such Interest Period, in their sole discretion, to use such fixed price for such purpose during such period), for each day during such period. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest

Period applicable to such Loan or, with respect to a Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Loan being converted to a Eurodollar Rate Loan, the date of conversion to such Eurodollar Rate Loan, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

                  For the purposes of this Agreement, whenever interest is calculated on the basis of a year of 360 days, each rate of interest determined pursuant to such calculation expressed as an annual rate for the purposes of the Interest Act (Canada) is equivalent to such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360.

2.3      Fees.

                  A. Commitment Fees.  Borrowers  jointly and severally agree to pay to Administrative Agent (i) for distribution to each Canadian Lender, in proportion to that Lender's Canadian Lender Pro Rata Share of the Canadian Allocation, commitment fees for the period from and after the Effective Date to and excluding the Commitment Termination Date, equal to the quarterly average of the daily excess of the Canadian Allocation over the Canadian Commitment Usage (in Dollar Equivalents) multiplied by the applicable Commitment Fee Percentage per annum, (ii) for distribution to each Australian Lender, in proportion to that Lender's Australian Lender Pro Rata Share of the Australian Allocation,
commitment fees for the period from and after the Effective Date to and excluding the Commitment Termination Date equal to the quarterly average of the daily excess of the Australian Allocation over the Australian Commitment Usage (in Dollar Equivalents) multiplied by the applicable Commitment Fee Percentage per annum, and (iii) for distribution to each U.S. Lender, in proportion to that Lender's U.S. Lender Pro Rata Share of the U.S. Allocation, commitment fees for the period from and after the Effective Date to and excluding the Commitment Termination Date, equal to the quarterly average of the daily excess of the U.S. Allocation over the U.S. Commitment Usage multiplied by the applicable Commitment Fee Percentage per annum; all such commitment fees to be payable in Dollars, quarterly in arrears on March 1, June 1, September 1, and December 1 of each year and on the Commitment Termination Date and to be calculated on the basis of a 360-day year and the actual number of days elapsed; provided that notwithstanding the foregoing, the commitment fees payable to each Canadian Lender shall be paid to the Canadian Administrative Agent. Reductions in the amounts available for borrowing under the Commitments arising from the operation of the limitations set forth in clauses (a), (b), (c), (d), (e), (f) (g), (h),
(i) and (j) of subsection 2.1A(v) shall not constitute usages of Commitments for purposes of this subsection 2.3A and shall not reduce the amount of the commitment fees that are payable under this subsection 2.3A.

                  B. Other Fees. Company and Borrowers agree to pay to Administrative Agent, Arranger and Issuing Lenders the fees agreed to, and in the amounts and at the times, set forth in writing among Company, Borrowers, Administrative Agent, Arranger and Issuing Lenders.

2.4 Prepayments and Reductions in Commitments; General Provisions Regarding Payments.

                  A. Prepayments; Reductions in Commitments; Cash Collateralization of Standby Letters of Credit and Bankers' Acceptances.

                  (i) Voluntary Prepayments. Each Borrower may, upon not less than one Business Day's (in the case of Base Rate Loans), two Business Days' (in the case of Bank Bill Swap Rate Loans) or three Business Days' (in the case of Eurodollar Rate Loans or Gold Loans) prior written notice to the Applicable Administrative Agent and Administrative Agent (which notice the Applicable Administrative Agent will promptly transmit by telecopy, telegram, telex or telephone to each U.S. Lender, Canadian Lender or Australian Lender, as appropriate), at any time and from time to time prepay any Loans in whole or in part on any Business Day (a) in an aggregate minimum amount of $2,500,000 and integral multiples of $500,000 in excess of that amount in the case of Dollar Loans, (b) in an aggregate minimum amount of Cdn.$2,500,000 and integral multiples of Cdn.$500,000 in excess of that amount in the case of Canadian Dollar Loans, (c) in an aggregate minimum amount of A$2,500,000 and integral multiples of A$500,000 in excess of that amount in the case of Australian Dollar Loans, or (d) in an aggregate minimum amount of 10,000 Ounces and integral multiples of 2,000 Ounces in excess of that amount in the case of Gold Loans; provided, however, that if a Eurodollar Rate Loan, a Bank Bill Swap Rate Loan or a Gold Loan is prepaid on a date other than the last day of the Interest Period applicable thereto, the Borrower making such prepayment shall be liable for any payments required by subsection 2.6D. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4A(iv).

                  (ii) Voluntary Reductions of Commitments. Borrowers may, upon not less than three Business Days' prior written notice to Administrative Agent (which notice Administrative Agent will promptly transmit by telecopy, telegram, telex or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Overall Commitments in an amount up to the amount by which the Overall Commitments exceed the Total Utilization of Overall Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Overall Commitments shall be in an aggregate minimum amount of $2,500,000 and integral multiples of $500,000 in excess of that amount; and provided further that no reduction shall reduce the Canadian Allocation to any amount that is less than the Canadian Commitment Usage, the Australian Allocation to any amount that is less than the
                  Australian Commitment Usage or the U.S. Allocation to an amount that is less than the U.S. Commitment Usage. Borrowers' notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction, the amount of any partial reduction and the allocation of any reduction among the Canadian Allocation, the Australian Allocation and the U.S. Allocation, and such termination or reduction of the Overall Commitments shall be effective on the date specified in Borrowers' notice and
                  shall   reduce  the   Commitment   of  each   Lending   Unit
                  proportionately to its Pro Rata Share and such partial reduction and allocation of such reduction shall be made so that (i) the Australian Allocation shall not exceed the Australian Commitment, (ii) the Canadian Allocation shall not exceed the Canadian Commitment and (iii) the U.S. Allocation shall not exceed the U.S. Commitment.

                  (iii)    Mandatory Prepayments of Loans.

                           (a) If on any date (A) the sum of (1) the outstanding
                  amount of all Loans denominated in currency (valued in Dollar Equivalents as of the most recent Date of Determination), (2) the BA Usage plus the Canadian Letter of Credit Usage (valued in Dollar Equivalents as of the most recent Date of Determination), (3) the Australian Letter of Credit Usage (valued in Dollar Equivalents as of the most recent Date of Determination), (4) the U.S. Letter of Credit Usage and (5) the outstanding amount of all Gold Loans (valued in Dollar Equivalents based upon the Price of Gold as of such date) (such sum being the "Aggregate Dollar Equivalent Loan Amount") exceeds the Overall Commitments in effect on such date, (B) the portion of the Aggregate Dollar Equivalent Loan Amount relating to the Canadian Borrower exceeds the Canadian Allocation, (C) the portion of the Aggregate Dollar Equivalent Loan Amount relating to the Australian Borrowers exceeds the Australian Allocation, or (D) the portion of the Aggregate Dollar Equivalent Loan Amount relating to the U.S. Borrower exceeds the U.S. Allocation, then, subject to the provisions of the immediately succeeding sentence, Borrowers shall prepay Loans and/or reduce the outstanding BA Usage, Canadian Letter of Credit Usage, Australian Letter of Credit Usage, or U.S. Letter of Credit Usage (it being agreed and understood that, for the purposes of this subsection 2.4A(iii), BA Usage, Canadian Letter of Credit Usage, Australian Letter of Credit Usage and U.S. Letter of Credit Usage shall be reduced to the extent that the applicable Borrower has cash collateralized its reimbursement obligations under outstanding Bankers' Acceptances or Letters of Credit pursuant to arrangements satisfactory to Administrative Agent and the applicable Issuing Lender) in an amount equal to any such excess; provided that if any such excess exists, and to the extent that any such excess results from an average net increase of less than 50% in the outstanding amount of all Gold Loans (valued in Dollar Equivalents based upon the Price of Gold as of such date) since the second Business Day prior to the related Gold Advance Dates for such Gold Loans because of changes in the Price of Gold, until the Total Utilization of Overall Commitments equals 125% of the Overall Commitments, Borrowers shall not be so required to prepay Loans and/or reduce the outstanding BA Usage, Canadian Letter of Credit Usage, Australian Letter of Credit Usage or U.S. Letter of Credit Usage to such extent. Notwithstanding the foregoing, Borrowers shall not be required to prepay the Gold Loans if

                  Borrowers pledge cash, U.S. Treasury securities or Gold as collateral to Administrative Agent for the benefit of the Lenders in an amount equal to the amount of Gold Loans that would otherwise be required to be prepaid in accordance with this subsection 2.4A(iii) pursuant to arrangements in form and substance satisfactory to Administrative Agent. Any such mandatory prepayments shall be applied as specified in subsection 2.4A(iv)(c).

                           (b) Borrowers shall also prepay the Loans as required
                  pursuant to subsection 10.25 upon the occurrence of a Company Change of Control.

                  (iv)     Application of Prepayments.

                          (a) Application of Voluntary Prepayments. Any voluntary prepayments by Borrowers pursuant to subsection 2.4A(i) shall be applied to the Loans of each Borrower as specified by Borrowers;

                          (b) Application of Mandatory Prepayments. Any mandatory prepayments by Borrowers pursuant to subsection 2.4A(iii)(b) shall be applied to repay outstanding Loans and to reduce permanently the Overall Commitments (allocated ratably to the Canadian Allocation, the Australian Allocation and the U.S. Allocation unless otherwise specified by Borrowers); and

                          (c) Application of Prepayments to Base Rate Loans, Bank Bill Swap Rate Loans and Eurodollar Rate Loans. Any prepayment by or for the benefit of a Borrower shall be applied first to Base Rate Loans of such Borrower to the full extent thereof before application to Bank Bill Swap Rate Loans and Eurodollar Rate Loans of such Borrower, in each case in a manner which minimizes the amount of any payments required to be made by the applicable Borrower pursuant to subsection 2.6D.

         B.       General Provisions Regarding Payments.

                  (i) Manner and Time of Payment. Borrowers shall make all payments in respect of any Loan denominated in any currency in the same currency, and shall make all payments in respect of Gold Loans in Dollars or, if a Borrower so elects and, with respect to interest, the U.S. Administrative Agent does not require payment in Dollars, Gold. If U.S. Borrower does not deliver to the Administrative Agent at least two Business Days' prior written notice of its intention to repay a Gold Loan in Gold, U.S. Borrower shall be deemed to have elected to repay such Loan in Dollars. If the principal amount of any Gold Loan is to be repaid in Dollars, the corresponding amount of Dollars to be repaid shall equal the Dollar Equivalent of the amount of Gold constituting such Gold Loan determined as of the second Business Day preceding the repayment date.

                          (a) Currency Payments by U.S.  Borrower.  All currency
                 payments by U.S. Borrower of principal and interest in respect of (1) Dollar Loans, (2) Gold

                  Loans to be repaid in Dollars,  (3)  Letters of Credit,  and
                  (4) fees and other Obligations hereunder and under any Notes or Grid Gold Acknowledgements shall be made in Dollars, in same day funds and without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (New York time) on the date due at Administrative Agent's Lending Office to the U.S. Borrower Account.

                          (b) Payments by Canadian Borrower. All payments by Canadian Borrower of principal and interest in respect of (1) Loans, (2) Letters of Credit, (3) Bankers' Acceptances, and (4) any other fees and Obligations hereunder and under any Notes shall be made in the same currency as incurred, in same day funds and without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Canadian Administrative Agent not later than 12:00 Noon (Toronto time) on the date due at Canadian Administrative Agent's Lending Office.

                          (c) Payments by Australian Borrowers.  All payments by
                 Australian  Borrowers of  principal  and interest in respect of
                 (1) Loans, (2) Letters of Credit, and (3) any other fees and Obligations hereunder and under any Notes shall be made in the same currency as incurred, in same day funds and without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Australian Administrative Agent not later than 12:00 Noon (Sydney time) on the date due at Australian Administrative Agent's Lending Office.

                          (d) Gold Payments.  All payments of Gold shall be made
                 by Delivery of such Gold by U.S. Borrower to the Administrative Agent's account with J.P. Morgan, London, England, or such other bullion depository as may be designated by the Applicable Administrative Agent from time to time, before 12:00 Noon (London time) on the day specified for payment.

         Funds or Gold received by the Applicable Administrative Agent or Administrative Agent after the times specified above on the due dates specified above shall be deemed to have been paid by Borrowers on the next succeeding Business Day.

                  |(ii) Application of Payments to Principal and Interest. All payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

                  |(iii) Apportionment of Payments. Aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to each Lending Unit's respective Australian Lender Pro Rata Share, Canadian Lender Pro Rata Share or U.S. Lender Pro Rata share, as applicable, of such Loans. Subject to the last sentence of subsection 2.7D, the Applicable Administrative Agent or Administrative Agent, as the case may be, shall promptly distribute to each Lender, at its Lending Office or at such other address as such Lender may request, its proportionate share of all such payments received by the

                  Applicable Administrative Agent (or any Issuing Lender) or Administrative Agent, as the case may be, and the commitment fees of such Lender when received by the Applicable Administrative Agent or Administrative Agent, as the case may be, pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4B(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes U.S. Base Rate Loans in lieu of its share of any Eurodollar Rate Loans, the Applicable Administrative Agent or Administrative Agent, as the case may be, shall give effect thereto in apportioning payments received thereafter.

                  |(iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, but not later than the Commitment Termination Date, and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

                  (v) Notation of Payment. Each Lender agrees that before disposing of any Note or Grid Gold Acknowledgement held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note or Grid Gold Acknowledgement and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note or Grid Gold Acknowledgement shall not limit, increase or otherwise affect the obligations of any Borrower hereunder or under such Note or Grid Gold Acknowledgement with respect to any Loan or any payments of
                  principal   or   interest   on  such   Note   or   Grid   Gold
                  Acknowledgement.

2.5      Use of Proceeds.

                  A. Loans. The proceeds of the initial Loans shall be used by Borrowers to repay all amounts owing under the Existing Credit Agreement on the Effective Date and repay any amounts owing under the Plutonic Credit Facility and the proceeds of the Loans shall be used by Borrowers to provide for the working capital requirements of Borrowers and their respective Subsidiaries, to provide for general corporate purposes and to pay fees and expenses related to the transactions contemplated hereby.

                  B. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by any Borrower, Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board or any other regulation of the Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6 Special Provisions Governing Eurodollar Rate Loans, Bank Bill Swap Rate Loans and Gold Loans.

                  Notwithstanding any other provision of this Agreement to the contrary, the provisions set forth in this subsection 2.6 shall govern with respect to Eurodollar Rate Loans, Bank Bill Swap Rate Loans and Gold Loans as to the matters covered.

         A.       Determination of Eurodollar Rate, Bank Bill Swap Rate and Gold
Rate.

                  (i) Eurodollar Rate Loans. As soon as practicable after 10:00 A.M. (New York time) on any Interest Rate Determination Date with respect to any Eurodollar Rate Loan, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to such Eurodollar Rate Loan for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the applicable Borrower and each applicable Lender.

                  |(ii) Gold Loans. As soon as practicable after 10:00 A.M. (New York time) on the Interest Rate Determination Date with respect to any Gold Loan, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to such Gold Loan for which an interest rate is then being determined for the applicable Interest Period, and Administrative Agent shall promptly give notice thereof (in writing or by telephone confirmed in writing) to U.S. Borrower and each applicable Lender.

                  |(iii) Bank Bill Swap Rate Loans. As soon as practicable after 11:00 A.M. (Sydney time) on any proposed Funding Date or proposed continuation date, as applicable, with respect to any Bank Bill Swap Rate Loan, Australian Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding on all parties) the interest rate that shall apply to such Bank Bill Swap Rate Loan for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Australian Borrowers and each applicable Lender.

                  B. Inability to Determine Applicable Interest Rate. If the Applicable Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto) on any Interest Rate Determination Date that by reason of circumstances affecting the London interbank market or because no Reference Lender is able to provide its quotation of a rate, in the case of Eurodollar Rate Loans, or affecting the international precious metals markets or because no Gold Rate Reference Lender is able to provide its quotation of a rate, in the case of Gold Loans, adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans, the Applicable Administrative Agent shall on such date give notice (by telecopy or by telephone confirmed in writing) to Borrowers and each Lender of such determination, whereupon (i) no Loans may be made as, or continued or converted to, Eurodollar Rate Loans or made or continued as Gold Loans until such time as the Applicable Administrative Agent notifies Borrowers and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by any Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by such Borrower.

                  C. Illegality or Impracticability of Eurodollar Rate Loans, Bank Bill Swap Rate Loans or Gold Loans. If on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans, Bank Bill Swap Rate Loans or Gold Loans, as the case may be, (i) has become unlawful as a result of compliance by such Lender with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the London interbank market (in the case of Eurodollar Rate Loans), the international precious metals markets (in the case of Gold Loans), the bills of exchange market (in the case of Bank Bill Swap Rate Loans) or the position of such Lender in any such market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telecopy or by telephone confirmed in writing) to Borrowers and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter, (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to or continue Loans as, Eurodollar Rate Loans, Bank Bill Swap Rate Loans or Gold Loans, as the case may be, shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan, a Bank Bill Swap Rate Loan or a Gold Loan then being requested by a Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) (i) a U.S. Base Rate Loan if the Borrower is the U.S. Borrower, (ii) a U.S. Base Rate (Canada) Loan if the Borrower is Canadian Borrower, and (iii) if one of the Borrowers is an Australian Borrower, at the election of such Australian Borrower made within one Business Day of receipt of notice from the Affected Lender, a Bank Bill Swap Rate Loan with a period of one month (if that option is available) or a Loan in Dollars bearing interest at the Australian Administrative Agent's cost of funds as reasonably determined by Administrative Agent, plus the Applicable Margin (such Loan bearing interest at the Bank Bill Swap Rate if no timely election is made), (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans, Bank Bill Swap Rate Loans or Gold Loans, as the case may be (the "Affected Loans"), shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or if earlier when required by law, and (d) the Affected Loans shall automatically convert on the date of such termination to (i) a U.S. Base Rate Loan if the Borrower is the U.S. Borrower, (ii) a U.S. Base Rate (Canada) Loan if the
Borrower is Canadian Borrower, and (iii) if one of the Borrowers is an Australian Borrower, at the election of such Australian Borrower made within one Business Day of receipt of notice from the Affected Lender, a Bank Bill Swap

Rate Loan with a period of one month (if that option is available) or a Loan in Dollars bearing interest at the Alternate Base Rate (such Loan bearing interest at the Alternate Base Rate if no timely election is made). Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan, a Bank Bill Swap Rate Loan or a Gold Loan then being requested by any Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, such Borrower shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telecopy or by telephone confirmed in writing) to Administrative Agent and the Applicable Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission the Applicable Administrative Agent shall promptly transmit to each other applicable Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert or continue Loans as, Eurodollar Rate Loans, Bank Bill Swap Rate Loans or Gold Loans in accordance with the terms of this Agreement. Borrowers shall have the right upon 20 days' notice to each Lender and upon consent by the Applicable Administrative Agents, which consent shall not be unreasonably withheld, and so long as no Potential Event of Default or Event of Default shall have occurred, to substitute Eligible Assignees for the Affected Lender and any Lender that belongs to the Affected Lender's Lending Unit hereunder; provided such substitute Lenders, taken together, will constitute a Lending Unit. If Borrowers select such substituted Lenders, the Affected Lender, and any other Lender belonging to the Affected Lender's Lending Unit, shall assign their Notes, Grid Gold Acknowledgements and rights under this Agreement to such substitute Lenders in accordance with subsection 10.1B (but without the payment of any recordation fee) for the amount due on prepayment pursuant to subsection 2.4(A)(i) together with any amounts that may be due pursuant to subsection 2.6D.

                  D. Compensation For Breakage or Non-Commencement of Interest Periods. Any Borrower having borrowed, or having delivered a Notice of Borrowing or a Notice of Conversion/Continuation to request to borrow, convert or continue, any Eurodollar Rate Loan, Bank Bill Swap Rate Loan or Gold Loan shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by that Lender to lenders of funds (or Gold in the case of Gold Loans) borrowed by it to make or carry its Eurodollar Rate Loans, Bank Bill Swap Rate Loans or Gold Loans, as the case may be) (including loss of anticipated profits) sustained by that Lender in connection with the liquidation or re-employment of such funds (or Gold), which that Lender may sustain: (i) if for any reason (other than a default by that Lender) the borrowing of the Eurodollar Rate Loan, Bank Bill Swap Rate Loan or Gold Loan requested by such Borrower does not occur on a date specified therefor in such Notice of Borrowing or a telephonic request for borrowing, or the conversion to or continuation requested by such Borrower of any Eurodollar Rate Loan, Bank Bill Swap Rate Loan or Gold Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment or conversion of any Eurodollar Rate Loans, Bank Bill Swap Rate Loans or Gold Loans made to such Borrower by such Lender occurs on a date that is not the last day of an Interest Period applicable to that Loan,

(iii) if any prepayment of any such Eurodollar Rate Loans, Bank Bill Swap Rate Loans or Gold Loans is not made on any date specified in a notice of prepayment given by such Borrower, or (iv) as a consequence of any other default by such Borrower to repay its Eurodollar Rate Loans, Bank Bill Swap Rate Loans or Gold Loans when required by the terms of this Agreement.

                  E. Booking of Eurodollar Rate Loans. Subject to the provisions of subsection 10.8, any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

                  F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 10.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America, Canada or Australia; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 10.7A.

                  G. Eurodollar Rate Loans, Bank Bill Swap Rate Loans and Gold Loans After Default. Except as provided in subsection 2.2D, after the occurrence of and during the continuation of a Potential Event of Default or an Event of Default, (i) Borrowers may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan, Bank Bill Swap Rate Loan or Gold Loan after the expiration of any Interest Period then in effect for that Loan and
(ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by a Borrower with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by such Borrower.

2.7      Letters of Credit

                  A. Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company and Borrowers set forth herein, each Borrower may request, in accordance with the provisions of this subsection 2.7A, that on and after the Effective Date the applicable Issuing Lender issue Letters of Credit for the account of such Borrower denominated in (i) Dollars (in the case of U.S. Borrower), (ii) Canadian Dollars or Dollars (in the case of Canadian Borrower) or (iii) Australian Dollars or Dollars (in the case of Australian Borrowers). Such Letters of Credit shall be issued solely for the purpose of supporting the obligations of Borrowers and their respective Subsidiaries. Issuances of Letters of Credit shall be subject to the following limitations:

                  (i) No Borrower shall request any Letter of Credit if, after giving effect to such issuance, (a) the Total Utilization of Overall Commitments would exceed the Overall Commitments, (b) the Canadian Commitment Usage would exceed the

                  Canadian Allocation, (c) the Australian Commitment Usage would exceed the Australian Allocation, (d) the U.S. Commitment Usage would exceed the U.S. Allocation, (e) the Letter of Credit Usage would exceed $125,000,000, or (f) any Lending Unit's Pro Rata Share of the Total Utilization of Overall Commitments after giving effect to such issuance would exceed such Lending Unit's Commitment then in effect; and

                  (ii) In no event shall any Issuing Lender issue, reissue, amend or permit the extension of: (x) any Letter of Credit having an expiration date (including after giving effect to any extension) later than the Commitment Termination Date in effect at the time of issuance, reissuance, amendment or extension (automatic or otherwise) thereof; (y) subject to the foregoing clause (x), any Letter of Credit having an expiration date more than one year after its date of issuance; provided that subject to the foregoing clause (x), this clause
                  (y) shall not prevent such Issuing Lender from agreeing that a Letter of Credit will automatically be extended annually for a period not to exceed one year if such Issuing Lender does not cancel such extension.

                  It shall be a condition precedent to the issuance of any Letter of Credit in accordance with the provisions of this subsection 2.7 that each condition set forth in subsection 3.3 shall have been satisfied.

                  Immediately upon the issuance of each Letter of Credit, each Canadian Lender, in the case of any Letter of Credit issued for the account of Canadian Borrower, each Australian Lender, in the case of any Letter of Credit issued for the account of Australian Borrowers, or each U.S. Lender, in the case of any Letter of Credit issued for the account of U.S. Borrower, shall be deemed to, and hereby agrees to, have irrevocably purchased from the applicable Issuing Lender an undivided and continuing participation in such Letter of Credit and drawings thereunder in an amount equal to such Lender's Australian Lender Pro Rata Share, Canadian Lender Pro Rata Share or U.S. Lender Pro Rata Share, as applicable, of the maximum amount which is or at any time may become available to be drawn thereunder.

                  The applicable Issuing Lender may upon the occurrence of an Event of Default and the acceleration of the maturity of the Loans, provide for the deposit of funds in an account to secure payment to the beneficiary and any funds so deposited shall be paid to the beneficiary of the Letter of Credit if conditions to such payment are satisfied or returned to the applicable Issuing Lender for distribution to Lenders (or, if all Obligations shall have been indefeasibly paid in full, to the applicable Borrower) if no payment to the beneficiary has been made and 30 days after the final date available for drawings under the Letter of Credit has passed. Each payment or deposit of funds by the applicable Issuing Lender as provided in this paragraph shall be treated for all purposes of this Agreement as a drawing duly honored by the applicable Issuing Lender under the related Letter of Credit.

                  B. Notice of Issuance. Whenever Canadian Borrower desires the issuance of a Letter of Credit, it shall deliver to Canadian Administrative Agent and Administrative Agent a

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

Notice of Issuance of Letter of Credit in the form of Exhibit XI hereto no later than 1:00 P.M. (Toronto time) at least five Business Days or such shorter period as may be agreed to by the applicable Issuing Lender in any particular instance, in advance of the proposed date of issuance. Whenever an Australian Borrower desires the issuance of a Letter of Credit, it shall deliver to Australian Administrative Agent and Administrative Agent a Notice of Issuance of Letter of Credit in the form of Exhibit XI hereto no later than 1:00 P.M. (Sydney time) at least five Business Days or such shorter period as may be agreed to by the applicable Issuing Lender in any particular instance, in advance of the proposed date of issuance. Whenever U.S. Borrower desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent a Notice of Issuance of Letter of Credit in the form of Exhibit XI hereto no later than 1:00 P.M. (New York time) at least five Business Days or such shorter period as may be agreed to by the applicable Issuing Lender in any particular instance, in advance of the proposed date of issuance. Each Notice of Issuance of Letter of Credit shall specify (i) the Borrower, (ii) the proposed date of issuance (which shall be a Business Day), (iii) the face amount of the Letter of Credit, (iv) the expiration date of the Letter of Credit, (v) the name and address of the beneficiary, (vi) a summary of the purpose and the verbatim text of such Letter of Credit, and (vii) a precise description of the documents and the proposed text of any certificate to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the applicable Issuing Lender to make payment under the Letter of Credit; provided that the applicable Issuing Lender, in its sole reasonable judgment, may require changes in any such documents and certificates; and provided further that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same Business Day that such draft is presented if such presentation is made after 11:00 A.M. (New York time, Toronto time or Sydney time, as applicable,) on such Business Day. Promptly upon the issuance of a Letter of Credit, the applicable Issuing Lender shall notify the applicable Lenders of the applicable Borrower of such issuance and the details thereof. In determining whether to pay under any Letter of Credit, the applicable Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under that Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

                  C. Payment of Amounts Drawn Under Letters of Credit. In the event of any drawing under any Letter of Credit by the beneficiary thereof, the applicable Issuing Lender shall promptly notify the Borrower for whose account such Letter of Credit was issued, and such Borrower shall reimburse the applicable Issuing Lender on the date on which such drawing is honored in the same currency as the drawing in an amount in same day funds equal to the amount of such drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless such Borrower shall have notified the Applicable Administrative Agent prior to 11:00 A.M. (New York Toronto or Sydney time, as applicable,) on the Business Day immediately prior to the date of such drawing that such Borrower intends to reimburse the applicable Issuing Lender for the amount of such drawing with funds other than the proceeds of Loans, such Borrower shall be deemed to have (1) in the case of Canadian Borrower, given a Notice of Borrowing to Canadian Administrative Agent and Administrative Agent requesting Canadian Lenders to make Canadian Loans (which shall be U.S. Base Rate (Canada) Loans or Canadian Base Rate Loans denominated in the same currency as the drawing) to the extent of the unused Canadian Allocation on the date on which such drawing is honored in an amount equal to the amount of such drawing or, (2) in the case of Australian Borrowers, given a Notice of Borrowing to Australian Administrative Agent and Administrative Agent requesting Australian Lenders to make Australian Loans (which shall be Bank Bill Swap Rate Loans or Eurodollar Rate Loans with a one month interest period) to the extent of the unused Australian Allocation on the date on which such drawing is honored in an amount equal to the amount of such drawing and (3) in the case of U.S. Borrower, given a Notice of Borrowing to Administrative Agent requesting U.S. Lenders to make U.S. Loans (which shall be U.S. Base Rate Loans) to the extent of the unused U.S. Allocation on the date on which such drawing is honored in an amount equal to the amount of such drawing, and (ii) subject to satisfaction or waiver of the conditions specified in subsection 3.2, such Lenders shall, on the date of such drawing, make such Loans in the aggregate amount of such drawing, the proceeds of which shall be applied directly by the Applicable Administrative Agent to reimburse the applicable Issuing Lender for the amount of such drawing; and provided further that, if Loans are required to be made and for any reason proceeds of Loans are not received by the applicable Issuing Lender on such date in an amount equal to the amount of such drawing, the applicable Borrower shall reimburse the applicable Issuing Lender, on the Business Day immediately following the date of such drawing, in an amount in same day funds (and in the same currency as the unreimbursed drawing) equal to the excess of the amount of such drawing over the amount of such Loans which are so received, plus accrued interest on such amount at the rate set forth in subsection 2.7E(ii).

                  D. Payment by Lenders with Respect to Letters of Credit. If any Borrower shall fail to reimburse the applicable Issuing Lender as provided in subsection 2.7C in an amount equal to the amount of any drawing honored by the applicable Issuing Lender under a Letter of Credit issued by the applicable Issuing Lender for the account of such Borrower, the applicable Issuing Lender shall promptly notify the Applicable Administrative Agent and the Applicable Administrative Agent shall promptly notify Administrative Agent and each applicable Lender of the unreimbursed amount of such drawing, the currency in which such drawing was funded, and of such Lender's respective participation therein, which participation shall be equal to such Lender's Canadian Lender Pro Rata Share, Australian Lender Pro Rata Share or U.S. Lender Pro Rata Share, as applicable, of the unreimbursed amount of such drawing. Each applicable Lender shall make available to the applicable Issuing Lender an amount equal to its respective participation in same day funds and in the same currency as the drawing, at the office of the applicable Issuing Lender specified in such notice, not later than 1:00 P.M. (New York, Toronto or Sydney time, as applicable) on the day such notice is given to such Lender by the Applicable Administrative Agent. If any applicable Lender fails to make available to the applicable Issuing Lender the amount of such Lender's participation in such Letter of Credit as provided in this subsection 2.7D, the applicable Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest at the customary rate set by the applicable Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Canadian Base Rate, in the case of Canadian Dollar drawings, the Bank Bill Swap Rate for a one month Interest Period in the case of Australian Dollar drawings or the Alternate Base Rate, in the case of Dollar drawings by U.S. Borrower and Australian Borrowers, and U.S. Base Rate (Canada) in the case of Dollar drawings by Canadian Borrower. Nothing in this subsection
2.7 shall be deemed to prejudice the right of any Lender to recover from the applicable Issuing Lender any amounts made available by such Lender to the applicable Issuing Lender pursuant to this \
subsection 2.7D if the payment with respect to a Letter of Credit by the applicable Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of the applicable Issuing Lender, as finally determined by a court of competent jurisdiction. The applicable Issuing Lender shall distribute to the Applicable Administrative Agent for distribution to each other Lender which has paid all amounts payable by it under this subsection 2.7D with respect to any Letter of Credit issued by the applicable Issuing Lender such other Lender's Canadian Lender Pro Rata Share, Australian Lender Pro Rata Share or U.S. Lender Pro Rata Share, as applicable, of all payments received by the applicable Issuing Lender from any Borrower in reimbursement of drawings honored by the applicable Issuing Lender under such Letter of Credit when such payments are received. Notwithstanding anything to the contrary herein, each Lender that has paid all amounts payable by it under this subsection 2.7D shall have a direct right to reimbursement of such amounts from the applicable Borrower, subject to the procedures for reimbursing Lenders set forth in this subsection 2.7.

                  E. Compensation. Each Borrower agrees to pay, without duplication, the following amounts to the applicable Issuing Lender with respect to each Letter of Credit issued by the applicable Issuing Lender for the account of such Borrower:

                  (i) with respect to each Letter of Credit, a letter of credit fee payable to the applicable Issuing Lender equal to applicable Letter of Credit Fee Percentage of the maximum amount available from time to time to be drawn under such Letter of Credit, calculated on the basis of a 360-day year, in the case of Letters of Credit issued for the account of U.S. Borrower or Australian Borrowers, or a 365 or 366-day year (as applicable) in the case of Letters of Credit issued for the account of Canadian Borrower, and, in each case, the actual number of days elapsed and payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year in immediately available funds and in the same currency as the Letter of Credit;

                  (ii) with respect to drawings made under any Letter of Credit, interest, payable on demand in immediately available funds and in the same currency as the drawing, on the amount paid by the applicable Issuing Lender in respect of each such drawing from the date of the drawing through the date such amount is reimbursed by the applicable Borrower (but only if not reimbursed when due) at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement for Canadian Base Rate Loans, in the case of any Canadian Dollar drawings, the Bank Bill Swap Rate for a one month Interest Period, in the case of Australian Dollar drawings or U.S. Base Rate Loans, in the case of any Dollar drawings by U.S. Borrower and Australian Borrowers, or U.S. Base Rate (Canada) Loans in the case of any Dollar drawings by Canadian Borrower; and

                  (iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with the applicable Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be, or as otherwise agreed by Issuing Lender, Company and Borrowers.

                  Promptly upon receipt by the applicable Issuing Lender of any amount described in subdivision (i) or (ii) of this subsection 2.7E, the applicable Issuing Lender shall distribute to the Applicable Administrative
Agent  for  distribution  to each  Canadian  Lender,  Australian  Lender or U.S.
Lender, as the case may be, its Canadian Lender Pro Rata Share, Australian Lender Pro Rata Share or U.S. Lender Pro Rata Share, as applicable, of such amount.

                  F. Obligations Absolute. The obligation of each Borrower to reimburse any Issuing Lender for drawings made under the Letters of Credit issued for such Borrower's account and the obligations of Lenders under subsection 2.7D shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit;

                  (ii) the existence of any claim, set-off, defense or other right the applicable Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such transferee may be acting), any Issuing Lender, any Agent, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between such Borrower or any of its Subsidiaries and the beneficiary for which the Letter of Credit was procured);

                  (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) payment by any Issuing Lender against a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit unless such Issuing Lender failed to exercise reasonable care in ascertaining whether such document appeared on its face to comply in all material respects with such terms;

                  (v) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

                  (vi) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing.

                  G. Additional Payments. If by reason of (a) any change in applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement or (b) compliance by any Issuing Lender or any Lender with any direction,

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

request or requirement (whether or not having the force of law) of any governmental or monetary authority including, without limitation, Regulation D:

                  (i) any reserve, deposit or similar requirement is or shall be applicable, imposed or modified in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Lender; or

                  (ii) there shall be imposed on any Issuing Lender or any Lender any other condition regarding this subsection 2.7, any Letter of Credit or any participation therein;


and the result of the foregoing is to directly or indirectly increase the cost to any Issuing Lender or any Lender of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce the amount receivable in respect thereof by any Issuing Lender or any Lender, then and in any such case such Issuing Lender or such Lender may notify the Borrower for whose account such Letter of Credit was issued and such Borrower shall pay within ten days of receipt of notice such amounts as such Issuing Lender or such Lender may specify pursuant to the certificate described below to be necessary to compensate such Issuing Lender or such Lender for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at a rate equal at all times to the Alternate Base Rate per annum. The determination by any Issuing Lender or any Lender, as the case may be, of any amount due pursuant to this subsection 2.7G as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest error, be final and conclusive and binding on all of the parties hereto.

                  H. Indemnification; Nature of Issuing Lender's Duties. In addition to amounts payable as elsewhere provided in this subsection 2.7, each Borrower hereby agrees to protect, indemnify, pay and save each Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit for the account of such Borrower, or (ii) the failure of any Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Government Acts").

                  As between any Issuing Lender and any Borrower for whose account any Issuing Lender issues any Letter of Credit, such Borrower assumes all risks of the acts and omissions of or misuse of any such Letter of Credit by the beneficiary of any such Letter of Credit. In furtherance and not in limitation of the foregoing, no Issuing Lender shall be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with the conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms;
(vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and
(viii) for any consequences arising from causes beyond the control of any Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of any Issuing Lender's rights or powers hereunder.

                  In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith and without gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, shall not put such Issuing Lender under any resulting liability to any Borrower or Company.

                  Notwithstanding anything to the contrary contained in this subsection 2.7, no Borrower shall have any obligation to indemnify any Issuing Lender in respect of any liability incurred by such Issuing Lender arising out of the gross negligence or willful misconduct of such Issuing Lender, as finally determined by a court of competent jurisdiction, or out of the wrongful dishonor by such Issuing Lender of proper demand for payment made under the Letters of Credit issued by it; provided that payment against a draft or demand presented after the expiration date of any Letter of Credit shall be deemed to constitute gross negligence.

                  I. Computation of Interest. Interest payable pursuant to subsection 2.7 shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues. For the purposes of this subsection 2.7I, whenever interest is calculated on the basis of a year of 360 days, each rate of interest determined pursuant to such calculation expressed as an annual rate for the purposes of the Interest Act (Canada) is equivalent to such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360.

2.8      Bankers' Acceptances.

                  A. Bankers' Acceptance Commitment. Canadian Borrower may request pursuant to this subsection 2.8, from time to time during the period from the Effective Date to but excluding the Commitment Termination Date, that each Canadian Lender create Bankers' Acceptances by accepting Drafts from Canadian Borrower in an aggregate amount not exceeding such Canadian Lender's
Canadian Lender Pro Rata Share of the aggregate Face Amount of the Bankers' Acceptances to be created on any Drawing Date; provided that Canadian Borrower shall not request the creation of any Bankers' Acceptance if, after giving effect thereto, (a) the Total Utilization of Overall Commitments would exceed the Overall Commitments then in effect, or

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

(b) the Canadian Commitment Usage would exceed the Canadian Allocation then in effect, and no Canadian Lender shall have any obligation to create any Bankers' Acceptance if, after giving effect thereto, (a) the Total Utilization of Overall Commitments of its Lending Unit would exceed such Lending Unit's Commitment, or
(b) its Canadian Commitment Usage would exceed its Canadian Commitment or its Canadian Lender Pro Rata Share of the Canadian Allocation. Each Canadian Lender shall also purchase Bankers' Acceptances created by it as more particularly specified in this subsection 2.8.

                  The aggregate Face Amount of the Bankers' Acceptances to be created on any Drawing Date shall be not less than Cdn. $5,000,000 and shall be in integral multiples of Cdn.$1,000,000 in excess thereof. If apportionment of Bankers' Acceptances among the Canadian Lenders cannot be made on a ratable basis in even multiples of Cdn.$100,000, Canadian Administrative Agent shall round the allocations among Canadian Lenders up or down to the nearest Cdn.$100,000.

         B.       Drawing Notice.

                  Bankers' Acceptances shall be created on two Business Days' prior written notice given not later than 11:00 A.M. (Toronto time), by Canadian Borrower to Canadian Administrative Agent, which shall give each Canadian Lender prompt notice thereof and of such Canadian Lender's ratable portion of the aggregate Face Amount of the Drafts to be accepted (and purchased) by such Canadian Lender. Each such notice (a "Drawing Notice") shall be in substantially the form of Exhibit III-B annexed hereto or by telephone confirmed promptly in writing, containing the same information as would be contained in a Drawing Notice, and shall specify therein (i) the Drawing Date; (ii) the aggregate Face Amount of Drafts to be accepted (and purchased); and (iii) the maturity date for such Drafts (it being agreed and understood that Canadian Borrower shall not request a maturity date for Drafts which would be subsequent to the Commitment Termination Date).

                  Neither Canadian Administrative Agent nor any Canadian Lender shall incur any liability to Company or any Borrower in acting on any telephonic notice referred to above that Canadian Administrative Agent or such Canadian Lender believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Canadian Borrower or for otherwise acting in good faith under this subsection 2.8, and upon the creation and purchase of Bankers' Acceptances pursuant to any such telephonic notice, Canadian Borrower shall be liable with respect thereto as provided herein.

                  Each Drawing Notice shall be irrevocable and binding on Canadian Borrower. Canadian Borrower shall indemnify each Canadian Lender against any loss or expense incurred by such Canadian Lender as a result of any failure by Canadian Borrower to fulfill or honor before the applicable Drawing Date the applicable conditions set forth in this subsection 2.8 or subsection
3.4 if as a result of such failure, the requested Bankers' Acceptances are not created and/or purchased on such Drawing Date.

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

         C.       Form of Bankers' Acceptances.

                  Each Draft presented by Canadian Borrower shall (i) be an integral multiple of Cdn.$100,000; (ii) be dated the date of acceptance thereof by the applicable Canadian Lender; (iii) mature and be payable by Canadian Borrower on a Business Day which occurs 30, 60, 90 or, if available to each Canadian Lender, 180 days after the date thereof; (iv) be substantially in the form of Exhibit III-A annexed hereto; and (iv) be otherwise consistent with the provisions of this Agreement relating to the amounts and maturity dates thereof. The acceptance endorsed by a Canadian Lender on any Draft shall be substantially in the form of the endorsement set forth in Exhibit III-A annexed hereto or such other form as may be agreed by Canadian Borrower and such Canadian Lender.

                  Canadian Borrower hereby renounces, and shall not claim, any days of grace for the payment of any Bankers' Acceptances.

         D.       Acceptance and Purchase of Drafts.

                  Not later than 11:00 A.M. (Toronto time) on an applicable Drawing Date, each Canadian Lender shall complete Drafts, dated such Drawing Date, with the maturity date and denominations specified in the applicable Drawing Notice, and following fulfillment of any applicable conditions and as specified in the applicable Drawing Notice, shall accept such Drafts and purchase the Bankers' Acceptances thereby created for the applicable Bankers' Acceptance Purchase Price.

                  Canadian Borrower hereby authorizes each Canadian Lender to deduct from the amount to be remitted by it to the Canadian Administrative Agent in respect of the Bankers' Acceptance Purchase Price or other purchase price of any Bankers' Acceptance created by it the BA Fee in respect of such Bankers' Acceptance.

                  The failure of any Canadian Lender to create and purchase or deliver Bankers' Acceptances shall not relieve such Canadian Lender of its obligation, if any, to create and purchase or deliver Bankers' Acceptances hereunder, but a Canadian Lender shall not be responsible for the failure of any other Canadian Lender to create and purchase or deliver Bankers' Acceptances on any Drawing Date.

         E. Payment of the Banker's Acceptance Purchase Price and Other Purchase Price.

                  Subject to subsection 2.8B and satisfaction of the conditions set forth in subsection 3.4, each Canadian Lender shall, (i) before 12:00 noon (Toronto time) on the applicable Drawing Date in the case of the Bankers' Acceptance Purchase Price for each Bankers' Acceptance purchased by it or (ii) upon receipt by it on the applicable Drawing Date of the purchase price payable by a third party in respect of any Bankers' Acceptance created by it and purchased by such third party, pay or cause to be paid such amount by depositing or causing to be deposited such amount (less the applicable BA Fee as aforesaid) to such account maintained by Canadian Administrative Agent as shall have been notified to such Canadian Lender by Canadian


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

Administrative Agent, in Canadian Dollars in same day funds. Promptly upon receipt of such funds, Canadian Administrative Agent shall make such funds available to Canadian Borrower by debiting such account (or causing such account to be debited), and (a) by crediting Canadian Borrower's account, as specified by Canadian Borrower in writing to Canadian Administrative Agent prior thereto, maintained with Canadian Administrative Agent (or causing such account to be credited) with like funds in the aggregate amount of such funds or (b) by wiring such funds in such amount to the account of Canadian Borrower with another financial institution specified prior thereto by Canadian Borrower in writing to Canadian Administrative Agent.

                  Bankers' Acceptances purchased by a Canadian Lender hereunder may be held by it for its own account until maturity or sold by it at any time prior thereto in any relevant market therefor in Canada, in such Canadian Lender's sole discretion.

         F.       Payment at Maturity.

                  Canadian Borrower shall pay to the applicable Canadian Lender, and there shall become due and payable, at 12:00 noon (Toronto time) on the maturity date for each Bankers' Acceptance, an amount in Canadian Dollars in same day funds equal to the Face Amount of such Bankers' Acceptance. The obligation of Canadian Borrower to make such payment shall not be prejudiced by the fact that the holder of any such Bankers' Acceptance is the Canadian Lender that accepted such Bankers' Acceptance.

                  If Canadian Borrower fails to pay to the applicable Canadian Lender the Face Amount of any Bankers' Acceptance as required by the preceding paragraph, Canadian Borrower shall be deemed to have given a Notice of Borrowing to Canadian Administrative Agent and Administrative Agent requesting such Canadian Lender to make a Canadian Base Rate Loan on the date that such payment is due and payable, and thereupon such Canadian Lender shall, as of such date, make such Canadian Base Rate Loan to Canadian Borrower, the proceeds of which shall be applied directly to reimburse such Canadian Lender for the Face Amount of such Bankers' Acceptance paid by it. Canadian Administrative Agent will give to Canadian Borrower notice of any such action promptly after any such action; provided, however, that the failure to give such notice shall not limit or otherwise affect the obligations of Company or any Borrower under this Agreement or any other Loan Document.

         Bankers' Acceptances may not be prepaid.

         G.       Powers of Attorney.

                  To enable Canadian Lenders to complete Drafts and create and purchase Bankers' Acceptances in the manner specified in this subsection 2.8, Canadian Borrower shall supply each Canadian Lender with an irrevocable Power of Attorney satisfactory in form and content to the Canadian Administrative Agent, duly endorsed and executed on behalf of Canadian Borrower allowing Canadian Lenders to take such actions. Notwithstanding that any of the individuals whose signature appears on any Power of Attorney may no longer hold office at the date thereof or at any time thereafter, any Power of Attorney so signed shall be valid and binding upon Canadian Borrower.


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

         H.       Circumstances Making Bankers' Acceptances Unavailable.

                  If Canadian Administrative Agent determines in good faith, which determination shall be final, conclusive and binding upon Canadian Borrower, and notifies Canadian Borrower and each Canadian Lender that, by reason of circumstances affecting the money market (i) there is no market for
Bankers' Acceptances; or (ii) the demand for Bankers' Acceptances is insufficient to allow the sale or trading of the Bankers' Acceptances created and purchased hereunder; then:

                  (i) the right of Canadian Borrower to request that Bankers' Acceptances be created hereunder shall be suspended until Canadian Administrative Agent determines that the circumstances causing such suspension no longer exist and Canadian Administrative Agent so notifies the Canadian Borrower; and

                  (ii)  any  Drawing  Notice  which  is  outstanding   shall  be
                  cancelled and the Bankers' Acceptances requested therein shall not be created.

         I.       Use of Proceeds of Bankers' Acceptances.

                  The proceeds of any Bankers' Acceptance created under this subsection 2.8 shall be used by Canadian Borrower for working capital purposes and general corporate purposes.

Section 3.  CONDITIONS TO EFFECTIVENESS OF AGREEMENT AND LOANS,
            LETTERS OF CREDIT AND BANKERS' ACCEPTANCES

3.1      Conditions to Effectiveness.

                  The effectiveness of this Agreement is subject to the prior or concurrent satisfaction of the following conditions:

                  A. Company Documents. On or before the Effective Date, Company shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Effective Date:

                  (i) Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the States of Delaware and California, each dated a recent date prior to the Effective Date;

                  (ii) Copies of its Bylaws, certified as of the Effective Date by its corporate secretary or an assistant secretary;

                  (iii) Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and any other Loan Documents to which it is a party, certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

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

                  (iv) Signature and incumbency certificates of its officers executing this Agreement and any other Loan Documents to which it is a party;

                  (v) Executed originals of this Agreement and any other Loan Documents to which it is a party; and

                  (vi) Such other documents as any Lender through Administrative Agent may reasonably request.

                  B. Canadian Borrower Documents. On or before the Effective Date, Canadian Borrower shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Effective Date:

                  (i) Certified or notarial copies of Canadian Borrower's Certificate of Incorporation, together with evidence of its corporate status in the Provinces of Ontario and British Columbia, each dated a recent date prior to the Effective Date;

                  (ii) Copies of Canadian Borrower's Bylaws, certified as of the Effective Date by its corporate secretary or an assistant secretary;

                  (iii) Resolutions of Canadian Borrower's Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and any other Loan Documents to which it is a party, certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  (iv)  Signature  and  incumbency   certificates   of  Canadian
                  Borrower's officers executing this Agreement and any other Loan Documents to which it is a party;

                  (v) Executed originals of this Agreement, any Notes requested by Lenders and any other Loan Documents to which Canadian Borrower is a party; and

                  (vi) Such other documents as any Lender through Administrative Agent may reasonably request.

                  C. Australian Borrowers Documents. On or before the Effective Date, each Australian Borrower shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Effective Date:

                  (i) Certified copies of such Australian Borrower's Certificate of Incorporation and Articles of Association, each dated a recent date prior to the Effective Date;

                  (ii) Resolutions of such Australian Borrower's Board of Directors (a) approving and authorizing the execution, delivery and performance of this Agreement and any other Loan Documents to which it is a party, and (b)


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

                  authorizing each Authorized Signor to sign on behalf of, and thereby bind, such Australian Borrower, certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  (iii) Signature and incumbency certificates of such Australian Borrower's directors, officers and Authorized Signors executing this Agreement and any other Loan Documents to which it is a party;

                  (iv) Executed originals of this Agreement, any Notes requested by Lenders and any other Loan Documents to which such Australian Borrower is a party; and

                  (v) Such other documents as any Lender through Administrative Agent may reasonably request.

                  D. U.S. Borrower Documents. On or before the Effective Date, U.S. Borrower shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Effective Date:

                  (i) Certified copies of U.S. Borrower's Articles of Incorporation, together with good standing certificates from the Secretary of State of the States of California, Nevada and South Dakota, each dated a recent date prior to the Effective Date;

                  (ii) Copies of U.S. Borrower's Bylaws, certified as of the Effective Date by its corporate secretary or an assistant secretary;

                  (iii) Resolutions of U.S. Borrower's Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and any other Loan Documents to which it is a party, certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  (iv) Signature and incumbency certificates of U.S. Borrower's officers executing this Agreement and any other Loan Documents to which it is a party;

                  (v) Executed originals of this Agreement, any Notes and any Grid Gold Acknowledgements requested by Lenders and any other Loan Documents to which U.S. Borrower is a party; and

                  (vi) Such other documents as any Lender through Administrative Agent may reasonably request.

                  E. Opinions of Company's and Borrowers' Counsel. Administrative Agent on behalf of Lenders, with sufficient originally executed copies for each Lender, shall have received (i) originally executed copies of one or more favorable written opinions of (a) Thelen,


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

Reid & Priest, counsel for Company and U.S. Borrower, and (b) Wayne Kirk, Vice President and General Counsel of Company and U.S. Borrower, each in form and substance reasonably satisfactory to Administrative Agent and its counsel, each dated as of the Effective Date and setting forth substantially the matters in the opinions designated in Exhibits VII-A and VII-B, respectively, annexed hereto and as to such other matters as Administrative Agent may reasonably request, (ii) originally executed copies of one or more favorable written opinions of Osler, Hoskin & Harcourt, counsel for Canadian Borrower, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Effective Date and setting forth substantially the matters designated in Exhibit VIII-A annexed hereto and as to such other matters as Administrative Agent may reasonably request, and (iii) originally executed copies of one or more favorable written opinions of Mallesons Stephen Jaques, counsel for
Australian Borrowers, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Effective Date and setting forth substantially the matters designated in Exhibit VIII-B annexed hereto and as to such other matters as Administrative Agent may reasonably request.

                  F. Opinions of Administrative Agent's Counsel. Administrative Agent on behalf of Lenders, with sufficient originally executed copies for each Lender, shall have received originally executed copies of one or more favorable written opinions of O'Melveny & Myers, counsel to Administrative Agent, dated as of the Effective Date, substantially in the form of Exhibit IX annexed hereto and as to such other matters as Administrative Agent may reasonably request.

                  G. Fees. Company shall have paid to Administrative Agent for distribution (as appropriate) to Administrative Agent, Arranger and Lenders the fees payable on the Effective Date referred to in subsection 2.3.

                  H. No Material Adverse Effect; New Disclosures. Since December 31, 1997, there shall not have occurred any change, or development or event involving a prospective change, which in either case, in the opinion of Lenders has had or could have a Material Adverse Effect, and Administrative Agent and Documentation Agent shall not have become aware of any previously undisclosed information that is material and adverse with respect to (i) the business, assets, operations, condition (financial or otherwise) or prospects of Company, Company and its Subsidiaries taken as a whole, or any Borrower, or (ii) Company's or any Borrower's ability to perform, or the ability of Lenders to enforce, any of the Obligations.

                  I. Representations and Warranties; Performance of Agreements. Company and each Borrower shall have delivered to Administrative Agent an Officers' Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 4 hereof are true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date and that Company and each Borrower has performed in all material respects all agreements and satisfied all conditions which each Loan Document provides shall be performed or satisfied by it on or before the Effective Date except as otherwise disclosed to and agreed to in writing by Administrative Agent and Requisite Lenders.

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

                  J. No Disruption of Financial and Capital Markets or Price of Gold. There shall have been no material adverse change since June 2, 1998 to the syndication markets for credit facilities similar in nature to the credit facilities provided herein, and there shall not have occurred and be continuing a material disruption of or material adverse change in financial, banking or capital markets that would have an adverse effect on such syndication market, in each case as determined by Administrative Agent and Arranger in their reasonable discretion. Additionally, there shall have been no material adverse change in the price of gold prevailing in international markets that would have a Material Adverse Effect.

                  K. Company's Consolidated Net Worth. Administrative Agent shall have received evidence satisfactory to it that Company's Consolidated Net Worth is not less than $500,000,000.

                  L. Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and its counsel shall have received all such counterpart originals or certified copies of such documents as they may reasonably request.

                  M. Termination of the Plutonic Credit Agreement. Administrative Agent shall have received evidence satisfactory to it that the Plutonic Credit Agreement and all borrowings and commitments thereunder shall have been terminated and that the Company shall have issued irrevocable instructions to cause to be applied borrowings hereunder up to $175 million of the Overall Commitments to repay in full all outstanding obligations thereunder.

                  N. Delivery of Compliance Certificate. Company shall have delivered to Administrative Agent a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of Company's most recent fiscal quarter with the restrictions contained in subsections 6.1, 6.2, 6.3, 6.4, 6.6 and 6.7;

                  O. Acquisition. All aspects of the Plutonic Acquisition shall have been consummated substantially in accordance with the Plutonic Acquisition Documents and the Administration Agent shall have received copies of the Plutonic Acquisition Documents.

                  P.     Financial Statements.  The Lenders shall have received:

                  (i) copies of the Company's annual reports on Form 10-K for the periods ending December 31, 1996 and December 31, 1997, and quarterly report on Form 10-Q for the period ending March 31, 1998;

                  (ii) audited consolidated supplementary financial statements of Company, including Plutonic, for the fiscal years ended December 31, 1996 and 1997 prepared in conformity with GAAP;

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


                  (iii) unaudited consolidated summarized income statement and balance sheet of Company, including Plutonic, for the first quarter of 1998 prepared in conformity with GAAP; and

                  (iv) unaudited consolidated summarized income statement and balance sheet of Company, including Plutonic, for the most recent month ending at least 45 days prior to the Effective Date prepared in conformity with GAAP.

                  Q. Solvency. The Administrative Agent and the Lenders shall have received a certificate of the chief financial officer or treasurer of Company substantially in the form of Exhibit XIV supporting the conclusions that, after giving effect to the transactions contemplated hereby, the Borrowers will not be insolvent nor rendered insolvent by the indebtedness incurred in connection therewith, or be left with unreasonably small capital with which to engage in their businesses, or have incurred debts beyond its ability to pay such debts as they mature.

                  R. Other Documents. Each of Company, Canadian Borrower, Australian Borrowers and U.S. Borrower shall have delivered to Administrative Agent such other documents as any Lender through Administrative Agent may reasonably request.

3.2      Conditions to All Loans.

                  The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

                  A. The Applicable Administrative Agent and Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing signed by a Responsible Officer of the applicable Borrower, or by any executive officer of the applicable Borrower designated by any Responsible Officer on behalf of the applicable Borrower, in a writing delivered to the Applicable Administrative Agent and Administrative Agent.

                  B.       As of that Funding Date:

                  (i) The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under this Agreement;

                  (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

                  (iii) Company and each Borrower shall have performed in all material respects all agreements and satisfied all conditions which this Agreement and the other

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

                  Loan Documents provide shall be performed or satisfied by it on or before that Funding Date;

                  (iv) There shall not be pending or, to the knowledge of Company or any Borrower, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries, and there shall have occurred no development in any such action, suit, proceeding, governmental investigation or arbitration, that, in either event, in the opinion of Requisite Lenders, would reasonably be expected to have a Material Adverse Effect, unless disclosed to and consented to by Requisite Lenders; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans, the issuance of Letters of Credit or the creation and purchase of Bankers' Acceptances hereunder; and

                  (v) No Company Change of Control shall have occurred.

3.3      Conditions to All Letters of Credit.

                  The obligation of any Issuing Lender to issue, extend or renew any Letter of Credit hereunder is subject to prior or concurrent satisfaction of all of the following conditions:

                  A. On or before the date of issuance, extension or renewal of any Letter of Credit hereunder, the applicable Issuing Lender shall have received, in accordance with the provisions of subsection 2.7B, a Notice of Issuance of Letter of Credit relating to the proposed Letter of Credit, all other information specified in subsection 2.7B and such other documents as the applicable Issuing Lender may reasonably require in connection with the issuance, extension or renewal of such Letter of Credit.

                  B. On or before the date of issuance, extension or renewal of such Letter of Credit, each of the conditions set forth in subsection 3.1 shall have been satisfied as of the Effective Date, and, on such date of issuance, extension or renewal, all conditions precedent described in subsection 3.2B shall be satisfied to the same extent as though the issuance, extension or renewal of such Letter of Credit were the making of a Loan and the date of issuance, extension or renewal of such Letter of Credit were a Funding Date.

3.4      Conditions to All Bankers' Acceptances.

                  The creation of any Bankers' Acceptance hereunder is subject to the following conditions precedent:

                  A. On or before the date of the creation of any Bankers' Acceptance, Canadian Administrative Agent shall have received, in accordance with the provisions of subsection 2.8, an originally executed Drawing Notice, signed by any executive officer or vice president of Canadian Borrower.

                  B. On the date of the creation of any Bankers' Acceptance, each of the conditions set forth in subsection 3.1 shall have been satisfied as of the Effective Date, and, on such date of creation, all conditions precedent described in subsection 3.2B shall be satisfied to the same extent as if the creation of such Bankers' Acceptance were the making of a Loan and the Drawing Date were a Funding Date.

Section 4.  REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit, to induce Lenders to purchase participations in Letters of Credit, and to induce Canadian Lenders to create and purchase Bankers' Acceptances, Company and each Borrower jointly and severally represent and warrant to each Lender that the following statements are true, correct and complete:

4.1      Organization, Powers, Qualification, Good Standing, Business and
Subsidiaries.

                  A. Organization and Powers. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Canadian Borrower is a corporation duly organized and validly existing under the laws of the Province of Ontario. U.S. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California. HGAL is a corporation duly organized and validly existing under the laws of South Australia. Plutonic is a corporation duly organized and validly existing under the laws of New South Wales. Each of Company and each Borrower has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party, to carry out the transactions contemplated thereby and to issue and pay any Notes and any Grid Gold Acknowledgements to be issued by it.

                  B. Qualification and Good Standing. Each of Company and each of its Subsidiaries is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

                  C. Conduct of Business. Company and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 6.10.

                  D. Subsidiaries. All of the Subsidiaries of Company as of the Effective Date (other than Joint Ventures that do not have an interest in any of the currently producing mines in the Mining Group) are identified in Schedule
4.1 annexed hereto. The capital stock of each of the Material Subsidiaries of Company that is a corporation identified in Schedule 4.1 annexed hereto is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Each of the Material Subsidiaries of Company identified in

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

Schedule 4.1 annexed hereto that is a corporation is validly existing and in good standing under the laws of its respective jurisdiction of incorporation set forth therein, has full corporate power and authority to own its assets and properties and to operate its business as presently owned and conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and will not have a Material Adverse Effect. Schedule 4.1 annexed hereto correctly sets forth the ownership interest of Company in each of its Subsidiaries identified therein.

4.2      Authorization of Borrowing and Guaranty, etc.

                  A. Authorization of Borrowing and Guaranty. The execution, delivery and performance of this Agreement and any other Loan Documents and the issuance, delivery and payment of the Notes and the Grid Gold Acknowledgements have been duly authorized by all necessary corporate action on the part of Company and each Borrower, as the case may be.

                  B. No Conflict. The execution, delivery and performance by Company and Borrowers of this Agreement and any other Loan Documents, the issuance, delivery and payment of the Notes or any Grid Gold Acknowledgments by Borrowers, the issuance and sale of the New Subordinated Indebtedness by Company and the incurrence and repayment of extensions of credit pursuant to the Loan Documents have not, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or other charter documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders of Company or any of its Subsidiaries or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for consents obtained on or before the Effective Date and disclosed in writing to Lenders.

                  C. Governmental Consents. The execution, delivery and performance by Company and each Borrower, as the case may be, of the Loan Documents, the issuance, delivery and payment of the Notes and Grid Gold Acknowledgements and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  D. Binding Obligation. This Agreement and each other Loan Document has been duly executed and delivered by Company and each Borrower, and each Note and each Grid Gold Acknowledgement delivered to any Lender has been duly issued by the applicable

Borrower, and each such Loan Document is the legally valid and binding obligation of Company and each Borrower, as the case may be, enforceable against Company and each Borrower, as the case may be, in accordance with its respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

4.3      Valid Issuance of Stock.

                  The Company Common Stock is duly and validly issued, fully paid and nonassessable. Except for rights under Company's Stockholders Rights Agreement dated as of October 16, 1987, as amended, and holders of directors or employee stock options and share rights and holders of delayed delivery agreements of Canadian Borrower or the Subordinated Debentures, the New Subordinated Indebtedness and the HCI Exchangeable Stock, no stockholder of Company has or will have any preemptive rights to subscribe for any additional equity Securities of Company. The Company Common Stock, when issued and sold, was either registered or qualified under applicable federal and state securities laws or exempt therefrom.

4.4      Subordinated Indebtedness.

                  A. The Subordinated Debentures have been duly authorized and validly issued by Company and constitute the legally valid and binding obligations of Company enforceable against Company in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  B. The New Subordinated Indebtedness, when issued, will be duly authorized and validly issued by Canadian Borrower or the Company and constitute the legally valid and binding obligations of Canadian Borrower enforceable against Canadian Borrower in or of the Company enforceable against the Company accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  C. The Subordinated Indebtedness, when issued and sold, was either registered or qualified under applicable federal and state securities laws or exempt therefrom. The subordination provisions of the Subordinated Debentures and the New Subordinated Indebtedness are, or when issued will be, enforceable against the holders of the Subordinated Debentures and the New Subordinated Indebtedness, respectively. The Obligations constitute "Senior Debt" under the indentures pursuant to which the Subordinated Debentures and the New Subordinated Indebtedness have been or will be issued.

4.5      Financial Condition.

                  Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated balance sheet of Company and its Subsidiaries as at December 31, 1997 and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for the Fiscal Year then ended, and (ii) the unaudited consolidated summarized balance sheet of Company and its Subsidiaries as at March 31, 1998 and the related unaudited consolidated summarized statement of income of Company and its Subsidiaries for the three months then ended. All such statements were prepared in conformity with GAAP and fairly present the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and, where applicable, cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Except as disclosed in
Schedule 4.5 annexed hereto, Company does not have any Contingent Obligation, or liability for any taxes, long-term lease or unusual forward or long-term financial commitment that is not reflected in the most recent financial statements delivered to Lenders or the notes thereto, if any, or otherwise permitted under subsection 6.4 and which in any such case is material in relation to the business, operations, properties, assets or condition (financial or otherwise) of Company and its Subsidiaries, taken as a whole.


4.6      No Material Adverse Effect; No Restricted Junior Payments.

                  Since December 31, 1997, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 6.5.

4.7      Title to Properties; Liens.

                  Company and its Subsidiaries have good, sufficient and legal title, subject to Permitted Encumbrances, to all of their respective properties and assets reflected in the most recent financial statements delivered to Lenders, except for (a) assets held in Joint Ventures where the operator or another participant or the Joint Venture may hold legal title but Company or one of its Subsidiaries holds a beneficial ownership interest therein, (b) assets disposed of since the date of such financial statements in the ordinary course of business, (c) as otherwise permitted under subsection 6.7, and (d) such defects that have not had, or would not reasonably be expected to result in, a Material Adverse Effect. Except for Permitted Encumbrances and except as otherwise permitted by this Agreement, all such properties and assets are free and clear of Liens.

4.8      Litigation; Adverse Facts.

                  Except as described in Schedule 4.8 or in the Company's Annual Report on Form 10-K for 1997, there is no action, suit, proceeding, arbitration or governmental investigation (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (i) that has had, or would reasonably be expected to result in, a Material Adverse Effect or (ii) that seeks to enjoin or otherwise challenge any of the transactions contemplated by this Agreement or the enforceability of this Agreement. Neither Company nor

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

any of its Subsidiaries is (i) in violation of any applicable law that has had, or would reasonably be expected to result in, a Material Adverse Effect, or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that has had, or would reasonably be expected to result in, a Material Adverse Effect.

4.9      Payment of Taxes.

                  Except to the extent permitted by subsection 5.3, all material taxes, assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid. Company knows of no proposed tax assessment against Company or any of its Subsidiaries that has had or would have a Material Adverse Effect, which is not being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

4.10     Performance of Agreements; Materially Adverse Agreements.

                  A. Except as described in Schedule 4.10, neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, has not had and would not have a Material Adverse Effect.

                  B. Neither Company nor any of its Subsidiaries is a party to or is otherwise subject to any agreement or instrument or any charter or other internal restriction which has had or will have, individually or in the aggregate, a Material Adverse Effect.

4.11     Governmental Regulation.

                  Neither Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other Canadian, Commonwealth of Australia or U.S. federal or state statute or regulation which may limit its ability to incur Indebtedness for borrowed money.

4.12     Securities Activities.

                  Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.


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

4.13     Employee Benefit Plans.

                  A. Company and each of its ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan, where failure to comply and perform such obligations would reasonably be expected to have a Material Adverse Effect.

                  B. Except as set forth on Schedule 4.13 annexed hereto, no ERISA Event has occurred or is reasonably expected to occur which would reasonably be expected to have a Material Adverse Effect.

                  C. Except to the extent required under Section 601 of ERISA or
Section  4980B of the  Internal  Revenue Code or except as described on Schedule
4.13 annexed hereto, no Employee Benefit Plan of Company or any of its Subsidiaries provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employees of Company or any of its ERISA Affiliates.

                  D. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities) as set forth in the most recent actuarial report prepared for such Pension Plan, does not exceed $20,000,000.

4.14     Certain Fees.

                  No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby.

4.15     Environmental Protection.

                  Except as heretofore disclosed in writing by Company to Lenders or otherwise disclosed in Company's Annual Report on Form 10-K for its 1997 fiscal year, no event or condition has occurred with respect to Company or any of its Subsidiaries relating to any Environmental Laws or Release of Hazardous Materials which, individually, or in the aggregate, has had or would have a Material Adverse Effect.

4.16     Employee Matters.

                  There is no strike or work stoppage in existence or, to Company's knowledge, threatened involving Company or any of its Subsidiaries that has had or would reasonably be expected to have a Material Adverse Effect.

4.17     Solvency.

                  Company and its Subsidiaries, taken as a whole, and each of Borrowers are Solvent.


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

4.18     Compliance with Laws.

                  The businesses and operations of Company and its Subsidiaries comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, except to the extent that noncompliance would not reasonably be expected to cause a Material Adverse Effect.

4.19     Disclosure.

                  No representation or warranty of Company or any of its Subsidiaries contained in any Loan Document, or in any other document, certificate or written statement furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company or any Borrower, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company and Borrowers to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no fact known (or which should upon the reasonable exercise of diligence be known) to Company or any Borrower (other than matters of a general economic nature) that has had, or would reasonably be expected to result in, a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

Section 5.  AFFIRMATIVE COVENANTS

                  Company and each Borrower severally covenant and agree that, so long as any of the Overall Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations, the cancellation or expiration of all Letters of Credit and Bankers' Acceptances and the reimbursement of all amounts drawn thereunder, Company and each Borrower shall perform all covenants in this Section 5 to be performed by it (including in the case of any Borrower, covenants applicable to it in its capacity as a Subsidiary of Company), and Company and each Borrower shall cause each of their respective Subsidiaries to perform, all covenants in this Section 5 applicable to each such Subsidiary.

5.1      Financial Statements and Other Reports.

                  Company shall maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of consolidated financial statements in conformity with GAAP. Company shall deliver to Lenders:

                  (i) Quarterly Financials: as soon as available and in any event within 50 days after the end of each fiscal quarter of each Fiscal Year (beginning with the fiscal


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

                  quarter ending June 30, 1998), the consolidated balance sheets of Company and its Subsidiaries as at the end of such fiscal quarter and the related consolidated statements of income and cash flows of Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter, all in reasonable detail and certified by the chief financial officer or chief accounting officer of Company that they fairly present the consolidated financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and the cash flows of Company and its Subsidiaries for the periods indicated, subject to changes resulting from audit and normal year-end adjustments;

                  (ii) Year-End Financials: as soon as available and in any event within 90 days after the end of each Fiscal Year, the consolidated balance sheets of Company and its Subsidiaries, Canadian Borrower and its Subsidiaries and each Australian Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries, Canadian Borrower and its Subsidiaries and each Australian Borrower and its Subsidiaries for such Fiscal Year, all in reasonable detail and certified by the chief financial officer or chief accounting officer of Company that they present fairly in all material respects the consolidated financial condition of Company and its Subsidiaries, Canadian Borrower and its Subsidiaries and each Australian Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated;

                  (iii) Officers' and Compliance Certificates: together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivisions (i) and (ii) above, (a) an Officers' Certificate of Company and each Borrower stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such
                  Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company or any Borrower has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in subsections 6.1, 6.2, 6.3, 6.4, 6.6 and 6.7;

                  (iv) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or

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


                  special audit of the financial statements of Company and its Subsidiaries made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

                  (v) Monthly Business Report: promptly upon their becoming available (but in no event later than 45 days after the last day of each month, or 90 days, in the case of the last month of each Fiscal Year), the monthly business report relating to Company's and its Subsidiaries' operations prepared internally for Company's management;

                  (vi) SEC Filings and Press Releases: (a) promptly upon their becoming available, copies of (1) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders, (2) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with the Securities and Exchange Commission or any national securities exchange (including, without limitation, Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30,
                  1998), and (b) concurrently with or immediately following their being made available to intended recipients, all press releases and other statements made available generally by Company to the public concerning material developments in the business of Company or any of its Subsidiaries;

                  (vii) Events of Default, etc.: promptly upon any Responsible Officer of Company or any Borrower obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender, or any Agent has given any notice or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 7.2, (c) of any condition or event that would be required to be disclosed in a current report filed by Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4 and 6 of such Form as in effect on the date hereof) (information required to be disclosed on Form 8-K shall be sent to Lenders when sent for filing with the Securities and Exchange Commission), or (d) of the occurrence of any event or change that has caused or evidences, either individually or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company and each Borrower has taken, is taking and proposes to take with respect thereto;

                  (viii) Litigation: promptly upon any Responsible Officer of Company or any Borrower obtaining knowledge of (X) the institution of, or threat of, any action,

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


                  suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (collectively, "Proceedings") not previously disclosed in writing by Company to Lenders or (Y) any material development in any Proceeding that, in the case of either clause (X) or (Y) could reasonably be expected to cause a Material Adverse Effect, written notice thereof together with a summary of such Proceedings or material development;

                  (ix) ERISA Events: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event which could reasonably be expected to cause a Material Adverse Effect, a written notice specifying the nature thereof, what action Company or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                  (x) ERISA Notices: with reasonable promptness, copies of (a) all notices received by Company or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event which could reasonably be expected to cause a Material Adverse Effect; and (b) such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

                  (xi) Financial Plans: as soon as practicable and in any event no later than 90 days after the beginning of each Fiscal Year,
                  (a) a copy of Company's annual budget promptly after approval thereof by Company's Board of Directors, (b) a forecast of the amount of capital expenditures anticipated for such Fiscal Year, and (c) such other information and projections as any Lender may reasonably request, all in form and substance satisfactory to Requisite Lenders;

                  (xii) Environmental Audits and Reports: promptly after completion thereof (or receipt from an independent consultant in the case of an audit conducted by Persons who are not employees of Company or any of its Subsidiaries), copies of all final environmental audits and reports, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, with respect to significant environmental matters at any Facility or which relate to an Environmental Claim which would reasonably be expected to result in a Material Adverse Effect; and

                  (xiii) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

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

5.2      Corporate Existence, etc.

                  Except as permitted under subsection 6.7, Company will, and will cause each of its Material Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to the business of Company and its Subsidiaries, taken as a whole.

5.3      Payment of Taxes and Claims; Tax Consolidation.

                  A. Company will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto, except for such taxes, assessments, governmental charges and claims which in the aggregate do not exceed $3,000,000; provided that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

                  B. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Company or any of its Subsidiaries) for any period ending on or after the Effective Date.

5.4      Maintenance of Properties; Insurance.

                  Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used in the business of Company and its Subsidiaries, taken as a whole, or any Borrower (including, without limitation, Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. Company will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and businesses of its Subsidiaries against loss or damage of the kinds customarily carried or maintained under similar circumstances by corporations of established reputation engaged in similar activities in the countries where such properties or businesses are located.

5.5      Inspection; Lender Meeting; Reports of Subsidiaries.

                  Company and Borrowers shall, and shall cause each of their respective Subsidiaries to, permit any authorized representatives designated by any Lender, at the expense of such Lender, to visit and inspect any of the properties of Company, any Borrower or any of their respective Subsidiaries, including its and their financial and accounting records, and, subject to the provisions of subsection 10.21, to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and

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

at such reasonable times during normal business hours and as often as may be reasonably requested. Without in any way limiting the foregoing, Company will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Agents and Lenders once during each Fiscal Year to be held at Company's corporate offices (or such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent. Until the Prime Acquisition Date, Company shall cause Lenders to be added to the lists maintained by Prime of Persons to receive reports of the type described in subsection 5.1(vi).

5.6      Compliance with Laws, etc.

                  Company shall, and shall cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which in any case or in the aggregate would reasonably be expected to cause a Material Adverse Effect.

5.7      Environmental Disclosure and Inspection.

                  A. Company shall, and shall cause each of its Subsidiaries to, exercise all due diligence in order to comply with all Environmental Laws where failure to do so would reasonably be expected to result in a Material Adverse Effect.

                  B. Company shall promptly advise Lenders in writing and in reasonable detail of (i) any Release of any Hazardous Materials that would reasonably be expected to result in a Material Adverse Effect, (ii) any and all written communications with respect to any Environmental Claims that would reasonably be expected to result in a Material Adverse Effect, (iii) any remedial action taken by or at the direction of Company in response to (x) any Hazardous Materials on, under or about any Facility, the existence of which would reasonably be expected to result in an Environmental Claim having a Material Adverse Effect, or (y) any Environmental Claim that would reasonably be expected to result in a Material Adverse Effect, (iv) Company's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws and which would reasonably be expected to result in a Material Adverse Effect, and (v) any request for information from any governmental agency that indicates such agency is investigating whether Company or any of its Subsidiaries may be potentially responsible for a Release of Hazardous Materials, the remediation of which would reasonably be expected to have a Material Adverse Effect.

                  C. Company shall promptly notify Lenders of any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that would reasonably be expected to expose Company or any of its Subsidiaries to, or result in, Environmental Claims that would reasonably be expected to result in a Material Adverse Effect or that would reasonably be expected to have an adverse effect on any material Governmental Authorization then held by Company or any of its Subsidiaries.

                  D.  Company  shall  provide   copies  of  such   documents  or
information as Administrative Agent may reasonably request in relation to any matters disclosed pursuant to this subsection 5.7.

5.8      Company's Remedial Action Regarding Hazardous Materials.

                  Company shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all necessary remedial action in connection with the presence, storage, use, disposal, transportation or Release of any Hazardous Materials on, under or about any Facility in order to comply with all applicable Environmental Laws and undisputed Governmental Authorizations where failure to comply would reasonably be expected to result in a Material Adverse Effect. If Company or any of its Subsidiaries undertakes any remedial action with respect to any Hazardous Materials on, under or about any Facility, Company or such Subsidiary shall conduct and complete such remedial action in material compliance with all applicable material Environmental Laws, and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, Company's or such Subsidiary's liability, including with respect to such presence, storage, use, disposal, transportation or discharge of any Hazardous Materials, or the jurisdiction or the authority or the validity or the applicability of the Environmental Laws or the policies, orders or directions is being contested in good faith by Company or such Subsidiary.

5.9      Further Assurances.

                  At any time or from time to time upon the request of Administrative Agent, Company and Borrowers shall execute and deliver such further documents and do such other acts and things as Administrative Agent may reasonably request in order to effect fully the purposes of this Agreement and to provide for payment of the Obligations in accordance with the terms of this Agreement, the Notes and the Grid Gold Acknowledgements.

5.10     Year 2000 Compliance.

                  Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Company's and each Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's or any Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by October 1, 1999, or, with respect to financial systems, July 1, 1999, except where the failure to complete such programming could not reasonably be expected to have a Material Adverse Effect. The cost to the Company or any Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company or any Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in an Event of Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the

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

Company and each Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit Company and each Borrower to conduct its business without a Material Adverse Effect.


Section 6.  NEGATIVE COVENANTS

                  Company and each Borrower severally covenant and agree that, so long as any of the Overall Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations, the cancellation or expiration of all Letters of Credit and Bankers' Acceptances and the reimbursement of all amounts drawn thereunder, Company and each Borrower shall perform all covenants in this Section 6 to be performed by it (including, in the case of any Borrower, covenants applicable to it in its capacity as a Subsidiary of Company), and Company and each Borrower shall cause each of their respective Subsidiaries to perform all covenants in this Section 6 applicable to such Subsidiary.

6.1      Indebtedness.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (i) Company and Borrowers may become and remain liable with respect to their respective Obligations;

                  (ii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness arising in respect of Contingent Obligations permitted by subsection 6.4;

                  (iii) Company may become and remain liable with respect to Indebtedness to any of its Subsidiaries, and any Subsidiary of Company (other than Agua de la Falda S.A., Lachlan Resources N.L. and , prior to the Prime Acquisition Date, Prime) may become and remain liable with respect to Indebtedness to Company or any other Subsidiary of Company and Agua de la Falda S.A., Lachlan Resources N.L. and, prior to the Prime Acquisition Date, Prime may become and remain liable with respect to Indebtedness to Company or any other Subsidiary of Company up to a maximum of $50,000,000 aggregate principal amount (for all such companies) at any time outstanding; provided that all such intercompany Indebtedness shall be subordinated on the same terms as the subordination provisions of subsection 8.1B in right of payment to the payment in full of the Obligations;

                  (iv) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 6.1 annexed hereto;

                  (v) Company may become and remain liable with respect to the Subordinated Debentures;

                  (vi) Company or Canadian Borrower may become and remain liable with respect to the New Subordinated Indebtedness;

                  (vii) Agua de la Falda S.A., Lachlan Resources N.L. and, prior to the Prime Acquisition Date, Prime, may become and remain liable with respect to any amount of Indebtedness incurred in the ordinary course of business, which Indebtedness may be secured by Liens on the assets and properties of such company; provided that the holders of such Indebtedness have no recourse against Company or any of its Subsidiaries other than the company incurring such Indebtedness, including, without limitation, any recourse that would arise by reason of any direct financial guaranty or any letter of credit or performance or solvency guaranties, representations or warranties made or entered into in connection with the incurrence or creation of such Indebtedness;

                  (viii) (a) Australian Borrowers, Canadian Borrower, (prior to the Prime Acquisition Date) Prime, and any Subsidiary of Company (other than U.S. Borrower) that does not own assets included in the Mining Group may become and remain liable with respect to Indebtedness secured solely by Liens on (i) assets and properties owned on the Effective Date that are undeveloped or (ii) assets and properties where such assets and properties or the Subsidiary of Company owning such assets and properties are acquired after the Effective Date and not adjacent to or relating to any Mining Group properties existing as of the Effective Date and (b) U.S. Borrower may become and remain liable with respect to Indebtedness secured solely by Liens on assets and properties owned on the
                  Effective Date that are undeveloped; provided that the aggregate principal amount of Indebtedness outstanding pursuant to clauses (a) and (b) above shall not at any time exceed $500,000,000 in the aggregate; provided further that Requisite Lenders shall be satisfied that such Indebtedness outstanding pursuant to clause (a) or (b) above is Non-Recourse Debt;

                  (ix) (a) Subsidiaries of Borrowers may become and remain liable with respect to additional Indebtedness in an aggregate outstanding principal amount not at any time exceeding $50,000,000 and (b) Borrowers may become and remain liable with respect to additional Indebtedness in an aggregate outstanding principal amount not at any time exceeding
                  $170,000,000 less the then outstanding principal amount of Indebtedness of Subsidiaries of Borrowers pursuant to clause
                  (a) above; and

                  (x) Company and its Subsidiaries may become and remain liable in respect of any refinancing or extension of any Indebtedness described in this subsection 6.1 for amounts not exceeding the principal amounts of the Indebtedness so refunded or extended and with maturities no earlier than such Indebtedness and if secured, only by the property theretofore securing such
                  Indebtedness; provided that amounts refinancing such Indebtedness shall be included in the calculation of any

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                  numerical   limitations   in  the  relevant   clause  of  this
                  subsection  6.1  pursuant  to  which  such   Indebtedness  was
                  originally permitted.

6.2      Liens and Related Matters.

                  A. Prohibition on Liens. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits, except:

                  (i)      Permitted Encumbrances;

                  (ii)     Liens described in Schedule 6.2 annexed hereto;

                  (iii) Purchase Money Security Interests securing up to an aggregate principal amount of $100,000,000 at any time of Indebtedness permitted to be outstanding under subsection 6.1(ix); and

                  (iv) Liens securing Indebtedness permitted to be outstanding under subsections 6.1(vii) and (viii), and as provided in subsection 6.1(x).

                  B. Equitable Lien in Favor of Lenders. If Company or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, to secure Indebtedness other than Liens excepted by the provisions of subsection 6.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such other Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 6.2A.

                  C. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Except as set forth in Schedule 6.2, and except in respect of Indebtedness permitted by subsections 6.1(vii) and (viii) and also, with respect to clause (iv) below, except with respect to properties dedicated under Joint Ventures and in respect of Indebtedness secured by Purchase Money Security Interests, and except for permitted refinancings of such Indebtedness, and as provided herein, Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual prohibition of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of

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Company;  provided that any restrictions  based on financial or other tests (not effectively acting as prohibitions) shall not be deemed prohibitions.

6.3      Investments; Joint Ventures.

                  Company   shall   not,   and  shall  not  permit  any  of  its
Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

                  (i) Company and its Subsidiaries may make and own Investments in Marketable Securities;

                  (ii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 6.1(iii);

                  (iii)    [Reserved];

                  (iv) Company and its Subsidiaries may continue to own the Investments owned by them and described in Schedule 6.3 annexed hereto or, if not described in Schedule 6.3, in the aggregate not exceeding $20,000,000;

                  (v) Company and its Subsidiaries may continue to own and make Investments in or make acquisitions of businesses substantially similar to those currently conducted by Company or in related industries and Borrowers and their Subsidiaries may make Investments in new and existing Subsidiaries; provided that any such Investments are permitted by the provisions of subsection 6.7(v);

                  (vi) Borrowers and their respective Subsidiaries may acquire and retain ownership of Investments in connection with Asset Sales permitted by subsection 6.7(iv); provided that the aggregate net amount of all such Investments described in this subsection 6.3(vi) shall not at any time exceed $100,000,000; and provided further, however, that for purposes of compliance with this subsection 6.3(vi) Asset Sales involving the simultaneous receipt of notes and sale of such notes to a third party shall be excluded;

                  (vii) Company and its Subsidiaries may make and own Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (viii)  Company  and  its   Subsidiaries   may  make  and  own
                  Investments with respect to Contingent Obligations which are permitted by subsection 6.4; and

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

                  (ix) Company and its Subsidiaries may make and continue to own Investments in, and may make and own Investments resulting from capital calls, buyout obligations or similar requirements in respect of, Joint Ventures in the ordinary course of business.

6.4      Contingent Obligations.

                  Company   shall   not,   and  shall  not  permit  any  of  its
Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

                  (i) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations (a) in respect of Letters of Credit, or (b) set forth in this Agreement;

                  (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under Interest Rate Protection Agreements having a notional principal amount not exceeding $100,000,000 with respect to Indebtedness permitted under subsection 6.1;

                  (iii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with sales of assets permitted under subsection 6.7;

                  (iv) Company and its Subsidiaries may guarantee any obligations of their respective Subsidiaries (including Joint Ventures) provided that the aggregate amount guaranteed does not exceed $200,000,000;

                  (v) Company and U.S. Borrower, as applicable, may become and remain liable with respect to guaranties of New Subordinated Indebtedness that are subordinated to the Obligations;

                  (vi) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in
                  Schedule 6.4 annexed hereto;

                  (vii) Company and its Subsidiaries may become and remain liable with respect to gold futures, options or forward sales contracts and Currency Protection Agreements or similar arrangements designed to protect Company or any of its Subsidiaries against fluctuations in the price of Gold or the relative exchange rates for currencies in accordance with current industry practice or the past practices of Company and its Subsidiaries and in the ordinary course of the Company's and its Subsidiaries' business;

                  (viii) Company and its Subsidiaries may become and remain liable with respect to (a) standby letters of credit with respect to pollution control bonds identified on Schedule 6.4 and refinancings thereof and Contingent Obligations in respect of

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

                  standby letters of credit, surety bonds and guaranties securing reclamation and other performance obligations under contracts, permits, statutes and regulations and made in the ordinary course of business, but not including Indebtedness or Contingent Obligations of Company and its Subsidiaries for borrowed money or as described in subsection 6.4(vi), and (b) standby letters of credit and surety bonds securing Indebtedness or Contingent Obligations of Company and its
                  Subsidiaries for borrowed money or to support Contingent Obligations described in subsections 6.4(ii) through (iv) and subsection 6.4(vi) in an aggregate amount not exceeding $100,000,000 at any time, it being understood that all letters of credit and surety bonds for which Company and its Subsidiaries are liable shall be permitted only under subsection 6.4(i) or this subsection 6.4(vii); and

                  (ix)  Company  and its  Subsidiaries  may  become  liable  for reimbursement obligations to providers of credit enhancement for the New Subordinated Indebtedness; provided such reimbursement obligations are subordinated to repayment of the Obligations on the same terms as the New Subordinated Indebtedness.

6.5      Restricted Junior Payments.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that (i) so long as (a) no Event of Default or (b) Potential Event of Default under subsections 7.1 or 7.6, shall have occurred and be continuing, or result from such payment, (w) Company and its Subsidiaries may make scheduled payments of interest on the Subordinated Debentures and the New Subordinated Indebtedness in accordance with their terms from all available sources, (x) Company and its Subsidiaries may pay principal and interest on Subordinated Indebtedness other than the Subordinated Debentures and the New Subordinated Indebtedness, (y) Subsidiaries may pay dividends to their respective shareholders, and (z) Company and Subsidiaries may redeem their capital stock, (ii) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or result from such payment, Company and its Subsidiaries may redeem the Subordinated Debentures and the New Subordinated Indebtedness, (iii) Company and its Subsidiaries may redeem outstanding HCI Exchangeable Stock by the issuance of Company common stock and pay accrued and unpaid dividends on outstanding HCI Exchangeable Stock and (iv) Company and its Subsidiaries may make Restricted Junior Payments if the proceeds of such payments are used to cure an Event of Default or Potential Event of Default and no Event of Default or Potential Event of Default will result from the making of such payment.

6.6      Financial Covenants.

                  A. Minimum Consolidated Net Worth. Company shall not permit Consolidated Net Worth at any time to be less than $500,000,000.


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

                  B. Leverage Ratio. Company shall not permit the ratio of (i) Consolidated Total Debt to (ii) the sum of Consolidated Net Worth plus Consolidated Total Debt at any time to exceed 0.50 to 1.00.

                  C. Interest Coverage Ratio. Company shall not permit the ratio of Consolidated EBITDA to Consolidated Interest Expense at the end of any fiscal quarter after December 31, 1997 for the four fiscal quarter period then ended (or three quarter fiscal period, in the case of the quarter ending September 30, 1998) to be less than 3.50 to 1.00.

6.7      Restriction on Fundamental Changes; Asset Sales; Certain Asset
Transfers.

                  A. Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business, property or fixed assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person, except:

                  (i) any Subsidiary of Company may be merged, consolidated or amalgamated with or into any Borrower or any Subsidiary of any Borrower, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any Borrower or any Subsidiary of any Borrower; provided that, in the case of such a merger, consolidation or amalgamation with any Borrower, such Borrower shall be the continuing or surviving corporation and provided further that immediately after giving effect to such merger, consolidation or amalgamation, no Potential Event of Default or Event of Default shall have occurred and be continuing;

                  (ii)     [Reserved.]

                  (iii) subject to subsection 6.10, Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales;

                  (iv) Company and its Subsidiaries may make Asset Sales; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof and that such Asset Sales do not involve the sale or other disposition, in one transaction or a series of transactions, of all or any substantial part of the business, property or fixed assets of the Company and its Subsidiaries; and provided, further, that after any such Asset Sales no Potential Event of Default or Event of Default shall have occurred and be continuing; and

                  (v) Company and its Subsidiaries may acquire Securities or assets of another Person, including existing Subsidiaries, or create additional Subsidiaries; provided

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

                  that after giving effect to such acquisition, Company and its Subsidiaries will be in compliance with all covenants set forth in Sections 5 and 6.

                  B. Company shall not, and shall not permit any of its Subsidiaries to, convey, sell, lease, sub-lease, or transfer any assets to Lachlan Resources, N.L except in the ordinary course of business and on an arms-length basis.

6.8      Transactions with Shareholders and Affiliates.

                  Except as set forth in Schedule 6.8, Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to (i) any transaction between Company and any of its wholly-owned Subsidiaries or between any of its wholly-owned Subsidiaries or (ii) reasonable and customary fees paid to members of the Boards of Directors of Company and its Subsidiaries.

6.9      Disposal of Material Subsidiary Stock.

                  Except for any disposition or sale of capital stock or other equity Securities of any of its Material Subsidiaries in compliance with the provisions of subsections 6.7(i) and (iv), and the issuance and any redemption of HCI Exchangeable Stock permitted by subsection 6.5, Company shall not:

                  (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Material Subsidiaries, except to qualify directors if required by applicable law; or

                  (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Material Subsidiaries (including such Subsidiary), except to Company, another Subsidiary of Company, or to qualify directors if required by applicable law;


provided, however, that nothing contained in this Agreement shall (a) prior to the Prime Acquisition Date, prohibit or otherwise limit the ability of Prime to sell securities issued by it, (b) permit the capital stock of any Borrower (other than 10% of the Canadian Borrower) to be sold or disposed of, or (c) prohibit Investments by venturers in Joint Ventures permitted by subsection 6.3(ix).


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

6.10     Conduct of Business.

                  From and after the Effective Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the businesses engaged in by Company and its Subsidiaries on the Effective Date and similar or related businesses.

6.11     Prepayments and Amendments to Subordinated Indebtedness.

                  Company   shall   not,   and  shall  not  permit  any  of  its
Subsidiaries to, amend or otherwise change the terms of any Subordinated Debentures or New Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Debentures or New Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Debentures or New Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to Company, any Borrower or Lenders except as permitted pursuant to subsection 6.5(iii).

Section 7.        EVENTS OF DEFAULT

                  IF any of the following conditions or events ("Events of Default") shall occur:




7.1      Failure to Make Payments When Due.

                  (i) Failure to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of prepayment or otherwise; (ii) failure to pay when due any amount payable to any Issuing Lender in reimbursement of any drawing under any Letter of Credit issued pursuant to subsection 2.7; (iii) failure to pay when due any Bankers' Acceptance created pursuant to subsection 2.8 at maturity; or (iv) failure to pay any interest on any Loan or any fee or any other Obligation within five days after the date due; or



7.2      Default in Other Agreements.

                  (i) Failure of Company or any of its Subsidiaries to pay when due (a) any principal of or interest on any Indebtedness (other than Indebtedness referred to in subsection 7.1) in an individual principal amount of $5,000,000 or more or (b) any Contingent Obligation in an

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

individual principal or face amount of $5,000,000 or more or notional principal amount of $20,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) the occurrence of any event specified in (a) any evidence of any Indebtedness in an individual principal amount of $5,000,000 or more or any Contingent Obligation in an individual principal or face amount of $5,000,000 or more or notional principal amount of $20,000,000 or more, or (b) any loan agreement, mortgage, indenture or other agreement relating to such Indebtedness or Contingent Obligation(s), in each case if the effect of such event is to cause a default that would cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or


7.3      Breach of Certain Covenants.

                  Failure of Company or any Borrower, as the case may be, to perform or comply with any term or condition contained in subsection 2.4, 2.5 or
5.2 or Section 6 of this Agreement; or

7.4      Breach of Warranty.

                  Any representation, warranty, certification or other statement made by Company or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

7.5      Other Defaults Under Loan Documents.

                  Company or any Borrower, as the case may be, shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 7, and such default shall not have been remedied or waived within 30 days after the earlier of (i) a Responsible Officer of Company or any Borrower becoming aware of such default or (ii) receipt by Company or any Borrower of notice from any Agent or any Lender of such default; or

7.6      Involuntary Bankruptcy; Appointment of Receiver, etc.

                  (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company, any Borrower or any of Company's Subsidiaries (other than Subsidiaries operating outside of the United States, Canada and Australia and not constituting Material Subsidiaries ("Minor Foreign Subsidiaries")) in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law and not stayed; or

                  (ii) an involuntary case shall be commenced against Company, any Borrower or any of Company's Subsidiaries (other than Minor Foreign Subsidiaries) under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, administrator, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company, any Borrower or any of Company's Subsidiaries (other than Minor Foreign Subsidiaries), or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, administrator, trustee or other custodian of Company, any Borrower or any of Company's Subsidiaries (other than Minor Foreign Subsidiaries) for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company, any Borrower or any of Company's Subsidiaries (other than Minor Foreign Subsidiaries), and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

7.7      Voluntary Bankruptcy; Appointment of Receiver, etc.

                  (i) Company, any Borrower or any of Company's Subsidiaries (other than Minor Foreign Subsidiaries) shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, administrator, trustee or other custodian for all or a substantial part of its property; or Company, any Borrower or any of Company's Subsidiaries (other than Minor Foreign Subsidiaries) shall make a general assignment for the benefit of creditors; or

                  (ii) Company, any Borrower or any of Company's Subsidiaries (other than Minor Foreign Subsidiaries) shall be unable or shall fail, or shall admit in writing its inability, to generally pay its debts as such debts become due; or the Board of Directors of Company, any Borrower or any of Company's Subsidiaries (other than Minor Foreign Subsidiaries) (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

7.8      Judgments and Attachments.

                  Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $5,000,000 or (ii) in the aggregate at any time an amount in excess of $10,000,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Company, any Borrower or any Material Subsidiaries or any of their
respective   assets  (or
shall be entered against any of Company's other Subsidiaries and Company or any Material Subsidiary shall be or become liable therefor) and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or


7.9      Dissolution.

                  Except as permitted by subsection 6.7, any order, judgment or decree shall be entered against Company, any Borrower or any Material Subsidiary decreeing the dissolution or split up of Company, any Borrower or any Material Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

7.10     Employee Benefit Plans.

                  There shall occur one or more ERISA Events which results in or would reasonably be expected to result in liability of Company or any of its ERISA Affiliates in an individual amount in excess of $10,000,000 or in an aggregate amount in excess of $20,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities) as set forth in the most recent actuarial report prepared for such Pension Plans, which exceeds $40,000,000; or

7.11     Change in Control of Borrowers.

                  Company shall fail to own all of the issued and outstanding capital stock of U.S. Borrower, or U.S. Borrower shall fail to own at least 90% of the issued and outstanding capital stock of Canadian Borrower (other than HCI Exchangeable Stock), or Company and U.S. Borrower shall fail to collectively own all of the issued and outstanding capital stock of Australian Borrower; or


7.12     Invalidity of Guaranty

                  The Company Guaranty contained in subsection 8.1 or the U.S. Borrower Guaranty contained in subsection 8.2 for any reason, other than the satisfaction in full of all Obligations, ceases to be in full force and effect (other than in accordance with its terms) or is declared null and void, or any Borrower contests the validity or enforceability of any Loan Document or denies that it has any further liability, including without limitation with respect to future advances by Lenders, under any Loan Document to which it gives notice to such effect:


THEN (i) upon the occurrence and during the continuance of any Event of Default described in the foregoing subsections 7.6 or 7.7 each of (w) the unpaid principal amount of and accrued interest on the Loans, (x) an amount equal to the maximum amount which may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any

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

Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letter of Credit), (y) an amount equal to the Face Amount of all outstanding Bankers' Acceptances, and (z) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company and each Borrower and the obligation of each Lender to make any Loan, the obligation of each Issuing Lender to issue any Letter of Credit hereunder and the obligation of each Canadian Lender to create or purchase Bankers' Acceptances hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request of Requisite Lenders, by written notice to Company and each Borrower, declare all of the Loans to be, and an amount equal to the amounts described in clauses (w) through (z) above to be, and the same shall forthwith become, due and payable, together with accrued interest thereon, and the obligation of each Lender to make any Loan, the obligation of each Issuing Lender to issue any Letter of Credit hereunder and the obligation of each Canadian Lender to create or purchase Bankers' Acceptances hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Lenders to purchase from each Issuing Lender participations in the unreimbursed amount of any drawings under any Letters of Credit as provided in subsection 2.7 or to purchase the participations provided for in subsection 2.1E or 2.7.

                  So long as any Letter of Credit shall remain outstanding, any amounts described in clause (x) above with respect to such Letter of Credit, when received by the applicable Issuing Lender, shall be held by the applicable Issuing Lender pursuant to such documentation as the applicable Issuing Lender shall request, as cash collateral for the obligation of the applicable Borrower to reimburse the applicable Issuing Lender in the event of any drawing under such Letter of Credit, and so much of such funds shall at all times remain on deposit as cash collateral as aforesaid as shall equal the maximum amount available at any time for drawing under all Letters of Credit (the "Maximum Available Amount"); provided that, in the event of cancellation or expiration of any Letter of Credit or any reduction in the Maximum Available Amount, the applicable Issuing Lender shall apply the difference between the Maximum Available Amount immediately prior to such cancellation, expiration or reduction and the Maximum Available Amount immediately after such cancellation or reduction, first, to the payment in full of the outstanding Obligations, and second, to Company or the applicable Borrower or to such other Person who may be lawfully entitled to receive such funds or as a court of competent jurisdiction may direct.

                  Any amounts described in clause (y) above, when received by Canadian Administrative Agent, shall be held by Canadian Administrative Agent in a collateral account over which Canadian Administrative Agent shall have sole dominion and control upon terms that are customary to cash collateral accounts maintained with Canadian Administrative Agent, as cash collateral for the obligation of Canadian Borrower to pay the amount of such Bankers' Acceptances at maturity, and at the maturity of each such Bankers' Acceptance, Canadian Administrative Agent shall apply such amounts held pursuant to the terms of the collateral account agreement to the payment thereof. Canadian Borrower hereby grants Canadian Administrative Agent a security interest in any such collateral account and all funds on deposit therein.


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

                  At any time that an Event of Default is continuing and the principal of any Gold Loan has been declared to be immediately due and payable, each U.S. Lender shall be entitled, for and on behalf of U.S. Borrower, to purchase in accordance with its normal procedures a number of Ounces of Gold equal to the number of Ounces of Gold then comprising such Gold Loan, and to apply the Gold so purchased to pay such Gold Loan. The all-in costs to any U.S. Lender of purchasing such Gold, provided that any costs incurred are reasonable in the circumstances, shall be deemed to be a U.S. Base Rate Loan to U.S. Borrower. A certificate of a U.S. Lender as to any such all-in costs shall be prima facie evidence of the costs to such U.S. Lender of making such purchase.

Section 8.  GUARANTIES OF COMPANY AND U.S. BORROWER OF
            OBLIGATIONS

                  In order to induce Lenders to enter into this Agreement and to make the Loans to Borrowers hereunder and to issue Letters of Credit for the account of Borrowers hereunder and, in the case of Canadian Lender, create and purchase Bankers' Acceptances, each of Company and U.S. Borrower hereby agrees as follows:

8.1      Guaranty by Company

                  A. Guaranty. As consideration for Lenders agreeing to enter into this Agreement and to extend the Overall Commitments hereunder, Company hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as a surety, and jointly and severally with U.S. Borrower as it relates to the Obligations of Canadian Borrower and Australian Borrowers, the due and punctual payment when due (whether by required prepayment, declaration, demand or otherwise) (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
ss.362(a) or operation of any such stay under applicable Canadian and/or Australian law) of all Obligations of Borrowers (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to U.S. Borrower, or a similar action with respect to Canadian Borrower or any Australian Borrower, would accrue on such Obligations). For purposes of this
Section 8, the obligations of Company under this subsection 8.1 are referred to as this "Company Guaranty."

         B.       Terms of Company Guaranty

                  Company agrees that the Obligations of any Borrower may be extended or renewed, and the Loans repaid and reborrowed in whole or in part, without notice or further assent from it, and that it will remain bound upon this Company Guaranty notwithstanding any extension, renewal or other alteration of any such Obligation or repayment and reborrowing of the Loans.

                  Company waives presentation of, demand of, payment from and protest of any Obligation of any Borrower and also waives notice of protest for nonpayment. The obligations of Company under this Company Guaranty shall not be affected by, and Company hereby waives its rights (to the extent permitted by law) in connection with:

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

                  (a) the failure of any Agent or any Lender to assert any claim or demand or to enforce any right or remedy against any Borrower or Company under the provisions of this Agreement or any other agreement or otherwise,

                  (b)      any extension or renewal of any provision thereof,

                  (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement or any instrument executed pursuant hereto,

                  (d) the release of any security held by any Agent or any Lender for the Obligations of any Borrower,

                  (e) the failure of any Agent or any Lender to exercise any right or remedy against any other guarantor of the Obligations of any Borrower,

                  (f) any Agent or any Lender taking and holding security or collateral for the payment of this Company Guaranty, any other guaranties of the Obligations or other liabilities of any Borrower and the Obligations guarantied hereby, and exchanging, enforcing, waiving and releasing any such security or collateral,

                  (g) any Agent or any Lender applying any such security or collateral and directing the order or manner of sale thereof as such Agent or such Lender in its discretion may determine,

                  (h) any Agent or any Lender settling, releasing, compromising, collecting or otherwise liquidating the Obligations and any security or collateral therefor in any manner determined by such Agent or such Lender, or

                  (i) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this guaranty, including without limitation, the provisions of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2846, 2849, 2850, 2899 and 3433.

                  Without limiting the generality of the foregoing or any other provision of this Company Guaranty, Company hereby waives any rights, defenses and benefits which might otherwise be available to Company under California Civil Code Sections 2787 to 2855, inclusive, and any successor sections. Company acknowledges and agrees that all waivers of defenses arising from any impairment of Company's rights of subrogation, reimbursement, contribution and indemnification and waivers of any other rights, privileges, defenses or protections available to Company by reasons of Sections 2787 to 2855, inclusive, of the California Civil Code are intended by Company to be effective to the maximum extent permitted by Section 2856 of the California Civil Code and other applicable law.

                  Company further agrees that this Company Guaranty constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be had by any Lender, any Agent or any other Person to any security held for payment of the Obligations of any Borrower or to any balance of any deposit account or credit on the books of any Lender, any Agent or any other Person in favor of any Borrower or any other Person.

                  The obligations of Company under this Company Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, discharge of any Borrower from the Obligations in a bankruptcy or similar proceeding or otherwise. Without limiting the generality of the foregoing, the obligations of Company under this Company Guaranty shall not be discharged or impaired or otherwise affected by the failure of any Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement, any Loan Document or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations of any Borrower, or by any other act or thing or omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of Company or would otherwise operate as a discharge of Company as a matter of law or equity other than indefeasible payment in full of all Obligations.

                  Any Agent and any Lender may, at their election, foreclose on any security held by such Agent or such Lender by one or more judicial or nonjudicial sales, or exercise any other right or remedy any Agent or any Lender may have against any Borrower or any security without affecting or impairing in any way the liability of Company hereunder except to the extent the Obligations have been indefeasibly paid. Company waives any defense arising out of such election by any Agent or any Lender, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Company against any Borrower or any security, so long as such Agent or such Lender act in a commercially reasonable manner.

                  Company further agrees that this Company Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation of any Borrower is rescinded or must otherwise be restored by any Agent or any Lender upon the bankruptcy or reorganization of any Borrower or otherwise.

                  Company further agrees, in furtherance of the foregoing and not in limitation of any other right that any Agent or any Lender may have at law or in equity against Company by virtue hereof, upon the failure of any Borrower to pay any of its Obligations when and as the same shall become due (whether by required prepayment, declaration, demand or otherwise), Company will forthwith pay, or cause to be paid, in cash, to Administrative Agent an amount equal to the sum of the unpaid principal amount of such Obligations, accrued and unpaid interest on such Obligations and all other unpaid Obligations of such Borrower to any Agent or any Lender.

                  Company hereby irrevocably agrees to waive, until the Obligations have been paid in full and the Commitments shall have terminated, any exercise of any right of subrogation, contribution, indemnity or otherwise against any Borrower that may arise out of or be caused by this Company Guaranty, all rights and/or claims which may arise against any Borrower by reason of this Company Guaranty, any right to enforce any remedy that any Agent or any Lender now has or may hereafter have against any Borrower and any benefit of, and any right to participate in, any security now or hereafter held by any Agent or any Lender.

                   Any Indebtedness of any of Company's Subsidiaries held by Company is hereby subordinated in right of payment to the Obligations on the terms of this paragraph. Upon the occurrence and during the continuation of an Event of Default, no distribution of assets in respect of any such Indebtedness (including any payment of principal, interest or fees or any repurchase, redemption or setoff of such Indebtedness against other Indebtedness owing to Company or payment received as a result of other Indebtedness being subordinated to such Indebtedness) may be made until indefeasible payment in full in cash of all Obligations. If, notwithstanding the preceding sentence, any such distribution of assets shall be collected or received by Company after the occurrence and during the continuation of an Event of Default, such distribution of assets shall be paid over to Administrative Agent for the benefit of Lenders to be held as collateral and then or thereafter credited and applied against the Obligations but without impairing or limiting in any manner the liability of Company under any other provision of this Section 8.

                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon any failure of any Borrower to pay its Obligations when due (whether by required prepayment, declaration, demand or otherwise) and consequent acceleration of the Obligations pursuant to Section 7, any Agent and any Lender, upon the consent of Administrative Agent and Requisite Lenders, is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived to the extent permitted by applicable law, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time owing by such Agent or such Lender to or for the credit or the account of Company against and on account of the obligations and liabilities of Company to such Agent or such Lender under this Company Guaranty, including, but not limited to, all such obligations and liabilities with respect to all claims of any nature or description arising out of or connected with this Agreement, this Company Guaranty or the Letters of Credit or Bankers' Acceptances or any of the other Loan Documents, irrespective of whether or not such Agent or such Lender or Administrative Agent, with respect to any Obligation owed under the Letters of Credit, Bankers' Acceptances or this Agreement, shall have made any demand hereunder.

8.2      Guaranty by U.S. Borrower

                  A. Guaranty. As consideration for Lenders agreeing to enter into this Agreement and to extend the Overall Commitments hereunder, U.S. Borrower hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, and jointly and severally with Company as it relates to the Obligations of Canadian Borrower and Australian Borrowers, the due and punctual payment when due (whether by required prepayment, declaration, demand or otherwise) (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a) or operation of any such stay under applicable Canadian and/or Australian law) of all Obligations of Canadian Borrower and Australian Borrowers (including, without limitation, interest which, but for the filing of a petition in bankruptcy or a similar action with respect to Canadian Borrower or any Australian Borrower, would accrue on such Obligations). For purposes of this
Section 8, the obligations of U.S. Borrower under this subsection 8.2 are referred to as this "U.S. Borrower Guaranty."

         B.       Terms of U.S. Borrower Guaranty

                  U.S. Borrower agrees that the Obligations of Canadian Borrower and Australian Borrowers may be extended or renewed, and the Loans repaid and reborrowed in whole or in part, without notice or further assent from it, and that it will remain bound upon this U.S. Borrower Guaranty notwithstanding any extension, renewal or other alteration of any such Obligation or repayment and reborrowing of the Loans.

                  U.S. Borrower waives presentation of, demand of, payment from and protest of any Obligation of Canadian Borrower or any Australian Borrower and also waives notice of protest for nonpayment. The obligations of U.S.
Borrower under this U.S. Borrower Guaranty shall not be affected by, and U.S. Borrower hereby waives its rights (to the extent permitted by law) in connection with:

                  (a) the failure of any Agent or any Lender to assert any claim or demand or to enforce any right or remedy against Canadian Borrower, any Australian Borrower or U.S. Borrower under the provisions of this Agreement or any other agreement or otherwise,

                  (b)      any extension or renewal of any provision thereof,

                  (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement or any instrument executed pursuant hereto, (d) the release of any security held by any Agent or any Lender for the Obligations of Canadian Borrower or any Australian Borrower,

                  (e) the failure of any Agent or any Lender to exercise any right or remedy against any other guarantor of the Obligations of Canadian Borrower or any Australian Borrower,

                  (f) any Agent or any Lender taking and holding security or collateral for the payment of this U.S. Borrower Guaranty, any other guaranties of the Obligations or other liabilities of Canadian Borrower or any Australian Borrower and the Obligations guarantied hereby, and exchanging, enforcing, waiving and releasing any such security or collateral,

                  (g) any Agent or any Lender applying any such security or collateral and directing the order or manner of sale thereof as such Agent or such Lender in its discretion may determine,

                  (h) any Agent or any Lender settling, releasing, compromising, collecting or otherwise liquidating the Obligations of Canadian Borrower or any Australian Borrower and any security or collateral therefor in any manner determined by such Agent or such Lender, or

                  (i) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this guaranty, including without limitation, the provisions of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2846, 2849, 2850, 2899 and 3433.

                  Without limiting the generality of the foregoing or any other provision of this U.S. Borrower Guaranty, U.S. Borrower hereby waives any rights, defenses and benefits which might otherwise be available to U.S. Borrower under California Civil Code Sections 2787 to 2855, inclusive, and any successor sections. U.S. Borrower acknowledges and agrees that all waivers of defenses arising from any impairment of U.S. Borrower's rights of subrogation, reimbursement, contribution and indemnification and waivers of any other rights, privileges, defenses or protections available to U.S. Borrower by reasons of Sections 2787 to 2855, inclusive, of the California Civil Code are intended by U.S. Borrower to be effective to the maximum extent permitted by Section 2856 of the California Civil Code and other applicable law.

                  U.S. Borrower further agrees that this U.S. Borrower Guaranty constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be had by any Lender, any Agent or any other Person to any security held for payment of the Obligations of Canadian Borrower or any Australian Borrower or to any balance of any deposit account or credit on the books of any Lender, any Agent or any other Person in favor of Canadian Borrower or any Australian Borrower or any other Person.

                  The obligations of U.S. Borrower under this U.S. Borrower Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, discharge of Canadian Borrower or any Australian Borrower from the Obligations in a bankruptcy or similar proceeding or otherwise. Without limiting the generality of the foregoing, the obligations of U.S. Borrower under this U.S. Borrower Guaranty shall not be discharged or impaired or otherwise affected by the failure of any Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement, any Loan Document or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations of Canadian Borrower or any Australian Borrower, or by any other act or thing or omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of U.S. Borrower or would otherwise operate as a discharge of U.S. Borrower as a matter of law or equity other than indefeasible payment in full of all Obligations.

                  Any Agent and any Lender may, at their election, foreclose on any security held by such Agent or such Lender by one or more judicial or nonjudicial sales, or exercise any other right or remedy any Agent or any Lender may have against Canadian Borrower or any Australian Borrower or any security without affecting or impairing in any way the liability of U.S. Borrower hereunder except to the extent the Obligations of Canadian Borrower and Australian Borrowers have been indefeasibly paid. U.S. Borrower waives any defense arising out of such election by any Agent or any Lender, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of U.S. Borrower against Canadian Borrower or any Australian Borrower or any security, so long as any Agent or such Lender act in a commercially reasonable manner.

                  U.S. Borrower further agrees that this U.S. Borrower Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation of Canadian Borrower or any Australian Borrower is rescinded or must otherwise be restored by any Agent or any Lender upon the bankruptcy or reorganization of Canadian Borrower or any Australian Borrower or otherwise.

                  U.S. Borrower further agrees, in furtherance of the foregoing and not in limitation of any other right that any Agent or any Lender may have at law or in equity against Company by virtue hereof, upon the failure of Canadian Borrower or any Australian Borrower to pay any of its Obligations when and as the same shall become due (whether by required prepayment, declaration, demand or otherwise), U.S. Borrower will forthwith pay, or cause to be paid, in cash, to Administrative Agent an amount equal to the sum of the unpaid principal amount of such Obligations, accrued and unpaid interest on such Obligations and all other unpaid Obligations of Canadian Borrower and Australian Borrowers to any Agent or any Lender.

                  U.S. Borrower hereby irrevocably waives, until the Obligations have been paid in full and the Commitments shall have terminated, any right of subrogation, contribution, indemnity or otherwise against Canadian Borrower or any Australian Borrower that may arise out of or be caused by this U.S. Borrower Guaranty, all rights and/or claims which may arise against Canadian Borrower or any Australian Borrower by reason of this U.S. Borrower Guaranty, any right to enforce any remedy that any Agent or any Lender now has or may hereafter have against Canadian Borrower or any Australian Borrower and any benefit of, and any right to participate in, any security now or hereafter held by any Agent or any Lender.

                  Any Indebtedness of Company or any of its Subsidiaries held by U.S. Borrower is hereby subordinated in right of payment to the Obligations on the terms of this paragraph. Upon the occurrence and during the continuation of an Event of Default, no distribution of assets in respect of any such Indebtedness (including any payment of principal, interest or fees or any repurchase, redemption or setoff of such Indebtedness against other Indebtedness owing to U.S. Borrower or payment received as a result of other Indebtedness being subordinated to such Indebtedness) may be made until indefeasible payment in full in cash of all Obligations. If,


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notwithstanding the preceding sentence, any such distribution of assets shall be collected or received by U.S. Borrower after the occurrence and during the continuation of an Event of Default, such distribution of assets shall be paid over to Administrative Agent for the benefit of Lenders to be held as collateral and then or thereafter credited and applied against the Obligations but without impairing or limiting in any manner the liability of U.S. Borrower under any other provision of this Section 8.

                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon any failure of Canadian Borrower or any Australian Borrower to pay its Obligations when due (whether by required prepayment, declaration, demand or otherwise) and consequent acceleration of the Obligations pursuant to Section 7, any Agent and any Lender, upon the consent of Administrative Agent and Requisite Lenders, is hereby authorized by U.S. Borrower at any time or from time to time, without notice to U.S. Borrower or to any other Person, any such notice being hereby expressly waived to the extent permitted by applicable law, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time owing by such Agent or such Lender to or for the credit or the account of U.S. Borrower against and on account of the obligations and liabilities of U.S. Borrower to such Agent or such Lender under this U.S. Borrower Guaranty, including, but not limited to, all such obligations and liabilities with respect to all claims of any nature or description arising out of or connected with this Agreement, this U.S. Borrower Guaranty or the Letters of Credit or Bankers' Acceptances or any of the other Loan Documents, irrespective of whether or not such Agent or such Lender or Administrative Agent, with respect to any Obligation owed under the Letters of Credit, Bankers' Acceptances or this Agreement, shall have made any demand hereunder.

Section 9.  AGENTS

9.1      Appointment.

                  Chase is hereby appointed Administrative Agent under this Agreement and under the other Loan Documents by each Lender, Chase Canada is hereby appointed Canadian Administrative Agent under this Agreement and under the other Loan Documents by each Lender, Chase Securities Australia Limited is hereby appointed Australian Administrative Agent under this Agreement and under the other Loan Documents by each Lender and Deutsche Bank is hereby appointed Documentation Agent under this Agreement and under the other Loan Documents by each Lender. Each Lender hereby authorizes each Agent to act as its agents in accordance with the terms of this Agreement and the other Loan Documents. Each Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. Except as expressly set forth in this
Section 9, the provisions of this Section 9 are solely for the benefit of Agents and Lenders, and neither Company nor any Borrower shall have any rights as a third party beneficiary of any of the provisions hereof, but Company and Borrowers shall have the rights expressly granted to them in subsection 9.6. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and

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does not assume and shall not be deemed to have assumed any  obligation  towards or relationship of agency or trust with or for Company or any Borrower or any of Company's Subsidiaries.

9.2      Powers; General Immunity.

                  A. Duties Specified. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers under this Agreement and under the other Loan Documents as are specifically delegated to such Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents and each such Agent may perform such duties by or through its agents or employees. No Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, express or implied, is intended to or shall be so construed as to impose upon such Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

                  B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made available by any Agent to Lenders or by or on behalf of Company or Borrowers to such Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company, any Borrower or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or Bankers' Acceptances or the use of Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, no Agent shall have any liability arising from confirmations of the amount of outstanding Loans or the Canadian Letter of Credit Usage, the U.S. Letter of Credit Usage, the Australian Letter of Credit Usage, the BA Usage or the component amounts thereof.

                  C. Exculpatory Provisions. No Agent and none of its officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by such Agent hereunder or in connection herewith except to the extent caused by its or their gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. If any Agent shall request instructions from Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from Requisite Lenders or all Lenders, as the case may be. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed to be


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genuine  and  correct  and to have been  signed or sent by the proper  person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and
Borrower   and   Company's   Subsidiaries),   accountants,   experts  and  other
professional advisors selected by any of them; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders or all Lenders, as the case may be. Each Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or any of the other Loan Documents unless and until it has obtained the instructions of Requisite Lenders or all Lenders, as the case may be.

                  D. Agents Entitled to Act as Lenders. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender under this Agreement. With respect to its participation in the Loans, Letters of Credit and Bankers' Acceptances, each Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent and each of its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Company, any Borrower or any of Company's Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company and Borrowers for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

9.3 Representations and Warranties; No Responsibility For Appraisal of Creditworthiness.

                  Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company, each Borrower and Company's Subsidiaries in connection with the making of the Loans hereunder and the issuance of Letters of Credit hereunder and such Lender's purchasing of participations in such Letters of Credit and, in the case of each Canadian Lender, the creation and purchase of Bankers' Acceptances, and that it has made and shall continue to make its own appraisal of the creditworthiness of Company, each Borrower and Company's Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or the issuance of the Letters of Credit or the creation and purchase of Bankers' Acceptances or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

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9.4 Right to Indemnity.

                  The Lenders of each Lending Unit in proportion to their Lending Unit's Pro Rata Share, severally with the Lenders of each other Lending Unit agree to indemnify each Agent (and their respective directors, officers, employees and agents), to the extent that such Agent (or any of their respective directors, officers, employees and agents) shall not have been reimbursed by Company or Borrowers, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent (or their respective directors, officers, employees and agents) in performing its duties hereunder or under this Agreement or the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents;
provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's (or any such director's, officer's, employee's or agent's) gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished but shall not include any losses suffered by an Agent under subsection 2.1C(iv) or otherwise as a result of another Lender's default hereunder.

9.5      Registered Persons Treated as Owners.

                  Each Agent may deem and treat the Persons listed as Lenders in the Register as the owners of the corresponding Loans or participations in Letters of Credit or Bankers' Acceptances listed therein for all purposes hereof unless and until an Assignment and Acceptance effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of this Agreement. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, transferee or assignee of the corresponding Loan or participation in Letters of Credit or Bankers' Acceptance.

9.6      Successor Agents.

                  Any Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders, Company and Borrowers, and such Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Company, Borrowers, such Agent and Administrative Agent as the case may be, and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Company and Borrowers, to appoint a successor Agent; provided that if such proposed successor Agent is not a Lender, Company and Borrowers shall have the right to approve such appointment (which approval may not be unreasonably withheld or delayed). Upon the acceptance of any appointment as an Agent hereunder by a

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successor  Agent,  that successor  Agent shall  thereupon  succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as an Agent, the provisions of this subsection 9.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such an Agent under this Agreement.


Section 10.  MISCELLANEOUS


10.1 Assignments of and Participations in Commitments, Loans and Letters of Credit.

                  A. General. The Lenders in each Lending Unit shall have the right at any time to (i) sell, assign, transfer or negotiate to any Eligible Assignee and its Affiliates which, subject to the provisions of subsection 2.1(A)(iv) and subsection 2.1E, has (a) a Canadian Lending Office for borrowings and payments relating to Canadian Loans and Bankers' Acceptances, if such Lending Unit has a Canadian Commitment, (b) an Australian Lending Office for borrowings and payments relating to Australian Loans, if such Lending Unit has an Australian Commitment, and (c) a U.S. Lending Office for borrowings and payments relating to U.S. Loans, and may have a Canadian Commitment or Australian Commitment even if such Lending Unit does not have such Commitments or (ii) sell participations to any Person in, all or any part of any Loan or Loans made by it or its Overall Commitments or its Letters of Credit or participations therein, or any other interest herein or in any other Obligations owed to it; provided that no such assignment or participation shall, without the consent of Company and Borrowers, require Company or any Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such assignment or participation under the securities laws of any jurisdiction; and provided, further that for greater certainty, Bankers' Acceptances purchased by a Canadian Lender may be held or sold by it in its absolute discretion as provided in subsection 2.8E. Except as otherwise provided in this subsection 10.1, no Lender shall, as between any Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or any granting of participations in, all or any part of the Loans, the Overall Commitments, Letters of Credit or participations therein or Bankers' Acceptances or the other Obligations owed to such Lender.

         B.       Assignments.

                  (i) Amounts and Terms of Assignments. Each Loan, Commitment or other Obligation to be assigned pursuant to subsection 10.1A may (a) be assigned in any amount (of a constant and not a varying percentage) to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to Company, Borrowers and Administrative Agent or (b) be assigned in an amount (of a constant and not a varying percentage) of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of all Loans, Overall Commitments, Letters of Credit or participations therein, and other Obligations of the assigning Lender) to any other Eligible Assignee with the giving of notice to Company,

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                  Borrowers  and  Agents  and in the case of  assignment  to any
                  other  Eligible   Assignee,   with  the  consent  of  Company,
                  Borrowers and Administrative Agent for an assignment made by a Lender other than Administrative Agent, and with the consent
                  of  Company  and   Borrowers   for  an   assignment   made  by
                  Administrative Agent, which consent of Company, Borrowers and Administrative Agent shall not be unreasonably withheld, and which consent of Company and Borrowers shall not be required upon the occurrence and during the continuance of an Event of Default; provided that all such assignments by any Lender shall be permitted only if the Canadian Lender, if any, Australian Lender, if any, and U.S. Lender of each Lending Unit simultaneously assign the same proportionate shares of their outstanding Loans, participations in Letters of Credit, and Overall Commitments to assignees that will respectively constitute the Canadian Lender, Australian Lender and the U.S. Lender of a Lending Unit for the purposes of this Agreement. To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Loans, Overall Commitments, Letters of Credit or participations therein or other Obligations or the portion thereof so assigned provided that the assigning Lender shall continue to have rights of indemnity under subsections 10.2, 10.3 and 10.7. The parties
                  to  each  such   assignment   shall  execute  and  deliver  to
                  Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a
                  processing   and   recordation   fee  of   $3,500,   and  such
                  certificates, documents or other evidence, if any, with respect to United States federal, Canadian and Australian income tax withholding matters as the assignee under such Assignment and Acceptance may be required to deliver to Administrative Agent pursuant to subsection 10.7B(iii). Upon such execution, delivery and acceptance, from and after the effective date specified in such Assignment and Acceptance,
                  (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender hereunder, and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The Overall Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of a Note or a Grid Gold Acknowledgement to the assigning Lender hereunder, if requested pursuant to subsection 2.1E, new Notes and Grid Gold Acknowledgements shall, upon surrender of the assigning Lender's Notes or Grid Gold Acknowledgements, be issued to the assignee and to the assigning Lender, substantially in the forms of Exhibit IV-A, Exhibit IV-B, Exhibit IV-C, Exhibit IV-D or Exhibit V annexed hereto, as the case may be, with appropriate insertions, to reflect the new Overall Commitments of the assignee and the assigning Lender.

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                  (ii)  Acceptance  by  Administrative  Agent;   Recordation  in
                  Register. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee meeting the requirements of subsection 10.1A, together with the processing and recordation fee referred to in subsection 10.1B(i) and any certificates, documents or other evidence with respect to United States
                  federal,   Canadian  and  Australian  income  tax  withholding
                  matters  that such  assignee  may be  required  to  deliver to
                  Administrative   Agent  pursuant  to  subsection   10.7B(iii),
                  Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit X-A, Exhibit X-B, or Exhibit X-C annexed hereto, as applicable and if Administrative Agent, Company and Borrowers have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment and Acceptance by executing a counterpart thereof as provided therein (which
                  acceptance    shall   evidence   any   required   consent   of
                  Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company, Borrowers and the Applicable Administrative Agent. Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it as provided in this subsection 10.1B(ii).

                  C. Participations. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the regularly scheduled maturity of any portion of the principal amount of or interest on any Loan or any commitment fees allocated to such participation, (ii) the release of Company or U.S. Borrower from its obligations under Section 8 or (iii) a reduction of the principal amount of or the rate of interest payable on any Loan, a reduction in the Face Amount, amount of discount or fee on any Bankers' Acceptance, or payments due in repayment of draws under Letters of Credit allocated to such participation, and all amounts payable by any Borrower or Company hereunder shall be determined as if such Lender had not sold such participation. Company and each Borrower hereby acknowledges and agrees that, only for purposes of subsections 2.6D, 10.5 and 10.7, any participation will give rise to a direct obligation of Borrowers and Company to the participant and the participant shall be considered to be a "Lender"; provided that no participant shall be entitled to receive any greater amount pursuant to subsection 2.6D or 10.7 than the transferor Lender would have been entitled to receive in respect of the amount of the participation effected by such transferor Lender to such participant had no such participation occurred. Company, Borrowers, Agents and the other Lenders shall continue to deal solely with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  D. Information. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.21.

                  E. Federal Reserve Bank. Nothing in this subsection 10.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans and to issue or

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


participate in Letters of Credit or to create and purchase Bankers' Acceptances) under this Agreement and/or its Loans, participations in Letters of Credit, Bankers' Acceptances and/or Notes hereunder to a Federal Reserve Bank.


         F.       The Register.

                  (i) Administrative Agent and the Applicable Administrative Agent shall maintain, at its Lending Office, a register for the recordation of the names and addresses of Lenders and the Commitment and Loans of each Lender from time to time (the "Register"). Borrowers, Agents and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Company, any Borrower, any Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (ii) Administrative Agent and the Applicable Administrative Agent shall record in the Register the Commitment and the Loans from time to time of each Lender and each repayment or prepayment in respect of the principal amount of the Loans of each Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Borrower's Obligations in respect of the applicable Loans.

                  (iii) Each Lender may record on its internal records (including, without limitation, any promissory note described in subsection 2.1E) the amount of each Loan made by it and each payment in respect thereof; provided that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern, absent manifest error.

                  At the request of Company, Administrative Agent will provide to Company not more than once a month, a copy of the Register.

         G.       Stamp Taxes and Other Duties, Expenses.

                  Notwithstanding any other provisions of this Agreement, Company and Borrowers shall have no liability to pay stamp taxes, duties and other costs, taxes, fees, charges or other expenses which may be assessed or incurred at the time of, and as a result of, any assignment or participation made pursuant to this subsection 10.1.

10.2     Expenses.

                  Whether or not the transactions contemplated hereby shall be consummated, Company and Borrowers jointly and severally agree to pay promptly
(i) all the actual and reasonable costs and expenses of preparation of the Loan Documents; (ii) all the costs of furnishing all opinions by counsel for Company or any Borrower (including, without limitation, any opinions reasonably requested by Lenders as to any legal matters arising hereunder) and of

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Company's or any Borrower's  performance  of and compliance  with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including, without limitation, with respect to confirming compliance with environmental and insurance requirements; (iii) the reasonable fees, expenses and disbursements of counsel to any Agent or Arranger in connection with the negotiation, preparation, execution and administration of the Loan Documents, the Letters of Credit, the Bankers' Acceptances and the Loans and any consents, amendments, waivers or other modifications hereto or thereto and any other documents or matters requested by Company or any Borrower;
(iv) all other actual and reasonable costs and expenses incurred by any Agent or Arranger in connection with the negotiation, preparation and execution of the Loan Documents and the transactions contemplated hereby and thereby; and (v) after the occurrence and during the continuation of an Event of Default, all costs and expenses, including reasonable attorneys' fees, excluding in-house counsel, and costs of settlement, incurred by any Agent, Arranger and Lenders in enforcing any Obligations of or in collecting any payments due from Company or any Borrower hereunder or under the other Loan Documents by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.


10.3     Indemnity.

                  In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company and Borrowers jointly and severally agree to defend, indemnify, pay and hold harmless each Agent, Arranger and Lenders, and the officers, directors, employees, counsel, agents and affiliates of such Agent, Arranger and Lenders (collectively called the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto), whether based on any federal, state or foreign laws, statutes, rules or regulations (including, without limitation, securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including, without limitation, Lenders' agreement to make the Loans or create and purchase Bankers' Acceptances hereunder or the use or intended use of the proceeds of any of the Loans or Bankers' Acceptances or the issuance of Letters of Credit hereunder and Lenders' agreement to purchase participations therein as provided for herein, or the use or intended use of the Letters of Credit) or the statements contained in any commitment letter delivered by any Lender to Company or any Borrower with respect thereto (collectively called the "Indemnified Liabilities"); provided that neither Company nor any Borrower shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee as finally determined by a court of competent jurisdiction; provided further, that, subject to the hold


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harmless  provisions of this subsection 10.3, Company shall be subrogated to all rights that any such Indemnitee may have in respect of any person or persons whose acts or failure to act resulted in the indemnified liability and the Indemnitee shall, upon receipt of payment for all Indemnified Liabilities payable to such Indemnitee, assign to Company the rights with respect to such Indemnified Liabilities such Indemnitee may have against any person or persons whose acts or failure to act resulted in the indemnified liability; and provided still further that any exercise of rights of subrogation shall be withheld until payment of all of the related Indemnified Liabilities. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Company and each Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them, subject however to the limitations contained in the last clause of the preceding sentence.

10.4     Set Off.

                  In  addition  to any rights  now or  hereafter  granted  under applicable  law  and not by way of  limitation  of any  such  rights,  upon  the occurrence  of any  Event of  Default  each  Agent  and each  Lender  is  hereby authorized by Company and each Borrower at any time or from time to time, without notice to Company or such Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Agent or such Lender to or for the credit or the account of Company or such Borrower, as the case may be, against and on account of the obligations and liabilities then due and payable of Company or such Borrower, as the case may be, to such Agent or such Lender under this Agreement, and any Notes, any Grid Gold Acknowledgements, any Letters of Credit and participations therein, and any Bankers' Acceptances, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes, the Grid Gold Acknowledgements, the Letters of Credit and participations therein, any Bankers' Acceptances or any other Loan Document, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder.

10.5     Ratable Sharing.

                  Subject to the provisions of subsection 2.1E, Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment, by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or under Letters of Credit or Bankers' Acceptances or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of Obligations of any Borrower then due and owing to that Lender (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due of such Borrower to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each

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other  Lender of the  receipt of such  payment  and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due of such Borrower to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due of such Borrower to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company, any Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company and each Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company or such Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

10.6     Amendments and Waivers.

                  No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes or consent to any departure by Company or any Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that any amendment, modification, termination or waiver of or with respect to: increases in the amount of the Overall Commitments or any Lending Unit's Commitments or decreases in the principal amount of the Loans or, interest accrued thereon; each Canadian Lender's Pro Rata Share, Australian Lender's Pro Rata Share, U.S. Lender's Pro Rata Share, or each Lender's Pro Rata Share; the definitions of "Requisite Lenders," "Bankers' Acceptances Purchase Price" (to the extent such change in definition results in an increase of such purchase price) and "Commitment Termination Date"; any provision expressly requiring the approval or concurrence of all Lenders; the scheduled final maturity dates of the Loans or the maturity dates of any Bankers' Acceptances; the dates on which interest or any fees are payable; decreases in the interest rates borne by the Loans; decreases in the amount or type of any fee on any Bankers' Acceptances; decreases of any amounts payable in respect of the Letters of Credit pursuant to subsections 2.7E(i) and
(ii) or in the amount of any fees payable to all Lenders hereunder; the maximum duration of Interest Periods, the provisions of Section 8 or any release of Company or U.S. Borrower from its guaranty obligations thereunder; and the provisions contained in subsection 7.1 and this subsection 10.6 shall be effective only if evidenced by a writing signed by or on behalf of all Lenders. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 3 shall be effective only if evidenced by a writing signed by or on behalf of Administrative Agent and Requisite Lenders,
(ii) no amendment, modification, termination or waiver of any provision of any Note, Bankers' Acceptance or Grid Gold Acknowledgement shall be effective without the written concurrence of the holder of that Note, Bankers' Acceptance or Grid Gold Acknowledgement, and (iii) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement expressly requiring the approval or concurrence of any Agent shall be effective without the written concurrence of such Agent. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on



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behalf of that  Lender.  Any waiver or consent  shall be  effective  only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company or any Borrower in any case shall entitle Company or any Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company or any Borrower, on Company and such Borrower, as the case may be.

10.7     Increased Costs; Taxes; Capital Adequacy.

                  A.  Compensation  for Increased Costs and Taxes. If any Lender
shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority in each case that is adopted after the Effective Date or compliance by such Lender with any guideline, request or directive issued or made after the Effective Date by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) subjects such Lender (or its Lending Office) to any additional Tax (other than any Excluded Taxes) with respect to this Agreement or any of the Loans, Letters of Credit (or participations therein), any risk participations purchased or sold pursuant to subsection 2.1E or Bankers' Acceptances or any of its obligations hereunder, or changes the basis of taxation of payments to such Lender (or its Lending Office) of any Obligation (except for changes in Excluded Taxes);

                  (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

                  (iii) imposes any other condition on or affecting such Lender (or its applicable Lending Office) or its obligations hereunder or the London interbank market, precious metals market, bankers' acceptances market or bills of exchange market;


and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans, Letters of Credit (or participations therein) or Bankers' Acceptances hereunder or to reduce any amount received or receivable by such Lender (or its Lending Office) with respect thereto; then, in any such case, Borrowers and Company shall be jointly and severally obligated to promptly pay to such Lender, upon written demand and receipt

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

of the written notice referred to below, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender on an after-tax basis for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company and Borrowers a written notice, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 10.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  Notwithstanding anything contained in this subsection 10.7A or subsection 10.7B, if any Lender is unable to make any Loans in the applicable currency or in Gold and such inability is not due to circumstances described in subsection 2.6A or 2.6B or any other similar circumstances, then any withholding taxes or any other costs directly resulting from such inability shall be for the account of such Lender.

         B.       Withholding of Taxes.

                  (i) Payments to Be Free and Clear. All sums payable by Borrowers and Company under this Agreement and the other Loan Documents to such Lender shall be paid free and clear of and without any deduction or withholding on account of any Covered Tax imposed, levied, collected, withheld or assessed by or within the United States of America, Australia or Canada or any political subdivision in or of the United States of America, Australia or Canada or any other jurisdiction from which a payment is made by or on behalf of Company or any Borrower or by any federation or organization of which the United States of America, Australia or Canada or any such jurisdiction is a member at the time of payment.

                  (ii) Withholding in respect of Payments. If Company, any Borrower or any other Person is required by law to make any deduction or withholding on account of any Covered Tax from any sum paid or payable by Company or such Borrower to any Agent, Arranger or any Lender under any of the Loan Documents:

                          (a) Company and Borrowers shall notify  Administrative
                 Agent of any such requirement or any change in any such requirement as soon as Company or any Borrower becomes aware of it;

                          (b) Company or such Borrower, as the case may be, shall pay any such Covered Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Company or such Borrower) for its own account or (if that liability is imposed on such Agent, Arranger or such Lender, as the case may be) on behalf of and in the name of such Agent, Arranger or such Lender;

                          (c) the sum  payable by Company  or such  Borrower  in
                 respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or


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                 payment,  such Agent,  Arranger or such Lender, as the case may be, receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment) a net sum equal to what it would have received and so retained had no such deduction, withholding or payment in respect of Covered Taxes been required or made; and

                          (d) within 30 days after  paying any sum from which it
                 is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company and Borrowers shall deliver to Administrative Agent evidence reasonably satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

           (iii) U.S. Tax Certificates. Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof shall deliver to Administrative Agent for transmission to U.S. Borrower, on or prior to the Effective Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment and Acceptance pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or any Borrower or Administrative Agent (each in the reasonable exercise of its discretion), such certificates, documents or other evidence, properly and accurately completed and duly executed by such Lender (including, without limitation, Internal Revenue Service Form 1001 or Form 4224 or any other certificate or statement of exemption required by Treasury Regulations Section 1.1441-4(a) or Section 1.1441-6(c) or any successor thereto) to establish that such Lender is not subject to deduction or withholding of United States federal income tax under
         Section 1441 or 1442 of the Internal Revenue Code or otherwise (or under any comparable provisions of any successor statute) and each Lender shall deliver to Administrative Agent for transmission to the relevant Borrower or Borrowers any such additional certificates, documents or other evidence as may at such time be required by applicable United States, Australian or Canadian federal or state or provincial law if required to establish that such Lender is not subject to deduction or withholding under United States, Australian or Canadian tax laws with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents. Neither Company nor any Borrower shall be required to pay any additional amount to any such Lender under clause (c) of subsection 10.7B(ii) if such Lender shall have failed to satisfy the requirements of the immediately preceding sentence; provided that if such Lender shall have satisfied such requirements on or prior to the Effective Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment and Acceptance pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 10.7B(iii) shall relieve Company or any Borrower of any obligation to pay any additional amounts pursuant to clause (c) of subsection 10.7B(ii) in the event that, as a result of any change in applicable law after the Effective Date or the date of the applicable Assignment and Acceptance, as the case may be, such Lender is no longer properly entitled to deliver certificates, documents or other evidence at a subsequent date establishing the fact that such

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         Lender is not subject to withholding as described in the immediately preceding sentence.

                  C. Capital Adequacy Adjustment. If any Lender shall have determined in good faith that the adoption, effectiveness, phase-in or applicability (excluding any adoption, effectiveness, phase-in or applicability published as of the Effective Date and currently scheduled to take effect) after the Effective Date of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof after the Effective Date by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitment or Letters of Credit or participations therein or Bankers' Acceptances or other obligations hereunder to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within ten Business Days after written demand by such Lender (with a copy of such demand to Administrative Agent), Company and Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation for such reduction.

10.8     Lenders' Obligation to Mitigate; Replacement of Lender.

                  Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering the Loans under this Agreement becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender as provided in subsection 2.6C or that would entitle such Lender to receive payments under subsection 10.7A or 10.7C, it will, to the extent not inconsistent with such Lender's internal policies, use reasonable efforts (i) to make, fund or maintain the Commitment of such Lender or the affected Loans or Bankers' Acceptances of such Lender through another lending office of such Lender, or (ii) to take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender as provided in subsection 2.6C would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to subsection 10.7A or 10.7C would be materially reduced and if, as determined by such Lender in its sole discretion, the making, funding or maintaining of such Commitment or Loans or Bankers' Acceptances through such other lending office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Commitment or Loans or Bankers' Acceptances or the interests of such Lender; provided that such Lender will not be obligated to utilize such other lending office pursuant to this subsection 10.8 unless Borrowers agree to pay all reasonable expenses incurred by such Lender in utilizing such other lending office. A certificate as to the amount of any such expenses payable by Borrowers pursuant to this subsection 10.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Borrowers shall be conclusive absent manifest or demonstrable error.

                  If any Lender becomes entitled to receive payments under subsection 10.7A or 10.7C, Borrowers have the right at any time to treat such Lender as an Affected Lender and to substitute one or more Eligible Assignees for such Lender as provided in subsection 2.6C.

10.9     Independence of Covenants.

                  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

10.10    Notices.

                  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States, Australian or Canadian mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex if delivered or received on a Business Day or on the first Business Day after delivery or receipt if delivered or received on a day that is not a Business Day. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company, any Borrower, any Agent and Arranger, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

10.11    Survival of Representations, Warranties and Agreements.

                  A. All representations, warranties and agreements made herein, shall survive the execution and delivery of this Agreement, the making of the Loans hereunder, the issuance of the Letters of Credit and the creation and purchase of Bankers' Acceptances.

                  B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 10.2, 10.3, 10.4, 10.7, 10.13 and 10.24 and the agreements of Lenders set forth in subsections 9.2C, 9.4, 10.4, 10.5, 10.7B(iii), and 10.24 shall survive, but this Agreement shall otherwise terminate, upon the termination of the Overall Commitments, payment of all Obligations (other than contingent amounts pursuant to subsections 2.1E, 2.6D, 10.2, 10.3, 10.7 and 10.24 not at such time claimed or due and payable), the cancellation or expiration of the Letters of Credit, the cancellation or maturity of all Bankers' Acceptances and the reimbursement of any amounts drawn thereunder; provided that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any

Agent or any Lender upon the bankruptcy or reorganization of Company or any Borrower or otherwise.


10.12    Failure or Indulgence Not Waiver; Remedies Cumulative.

                  No failure or delay on the part of any Lender in the exercise of any power, right or privilege hereunder or under a Loan, Note, Letter of Credit or Bankers' Acceptances shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement, the Notes, the Letters of Credit, the Bankers' Acceptances and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.13    Marshalling; Payments Set Aside.

                  Neither any Agent, Arranger nor any Lender shall be under any obligation to marshal any assets in favor of Company, any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that Company or any Borrower makes a payment or payments to any Agent, Arranger or Lenders, or any Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.14    Severability.

                  In case any provision in or obligation under this Agreement, the Notes, the Bankers' Acceptances or the Grid Gold Acknowledgments shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.15    Obligations Several; Independent Nature of Lenders' Rights.

                  The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be, subject to the limitations on the right to terminate Commitments and accelerate outstandings contained in Section 7, entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.16    Headings.

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.17    Applicable Law.

                  THIS AGREEMENT AND THE NOTES AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993) REVISION, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK. EACH BANKERS' ACCEPTANCE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF CANADA.

10.18    Successors and Assigns.

                  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Agents, Arranger and Lenders. The terms and provisions of this Agreement shall inure to the benefit of any assignee or transferee of any of the Obligations, and in the event of any such transfer or assignment the rights and privileges herein conferred upon Agents, Arranger and Lenders shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Neither Company's nor any Borrower's rights or obligations hereunder nor any interest therein may be assigned or delegated by Company or any Borrower without the prior written consent of all Lenders. Lenders' rights of assignment are subject to subsection 10.1.

10.19    Consent to Jurisdiction and Service of Process.

                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND

UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH OTHER LOAN DOCUMENT OR SUCH OBLIGATION. Company and each Borrower designates and appoints CT Corporation System, and such other Persons as may hereafter be selected by Company and each Borrower irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by Company and each Borrower to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Company at its address as provided in subsection 10.10; provided that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by Company or any Borrower refuses to accept service, Company and each Borrower hereby agree that service of process sufficient for personal jurisdiction in any action against Company or any Borrower may be made by registered or certified mail, return receipt requested, to Company at its address as provided in subsection 10.10, and Company and each Borrower hereby acknowledge that such service shall be effective and binding in every respect if timely received. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any party to bring proceedings against any party in the courts of any other jurisdiction.

10.20    Waiver of Jury Trial.

                  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE
OBLIGATIONS. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10.21    Confidentiality.

                  Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Company or any Borrower in accordance with such Lender's customary procedures for handling its own confidential information of this nature and in accordance with safe and sound banking practices, it being understood and agreed by Company and Borrowers that Lenders may disclose such information (i) to their accountants and legal counsel in connection with their ongoing review of the credit extended under this Agreement and (ii) to any bona fide or prospective assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans, Bankers' Acceptances, participations in Letters of Credit or any participation therein or as required (provided that in each case of disclosure under (i) and (ii), the disclosing party shall advise such persons of the non-public nature of the information and secure from such persons in advance of disclosure that such persons will treat the information as confidential in accordance with its customary procedures for handling confidential information, subject to the disclosure provisions herein), (iii) to any governmental agency or representative thereof upon its reasonable request, or (iv) pursuant to legal process (provided that in the case of disclosure under (iii) (other than regulatory reviews in the ordinary course of business) and (iv), the disclosing party shall advise Company (unless such disclosure is prohibited by such governmental agency or legal process) of such intended disclosure as soon as possible in advance if feasible and otherwise as soon as possible thereafter and shall cooperate with Company, at Company's expense, in any reasonable effort by Company to prevent disclosure of such information); provided that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

10.22    Entire Agreement.

                  This Agreement, taken together with all of the other Loan Documents and all certificates and other documents delivered by Company to Administrative Agent and Lenders pursuant to the Loan Documents, and any letters among Company, Borrowers, any Agent and/or Arranger relating to fees, embodies the entire agreement and supersedes all prior agreements, written and oral, relating to the subject matter hereof.

10.23    Counterparts; Effectiveness.

                  This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

10.24    Judgment Currency.

                  If for the purposes of obtaining a judgment in any court it is necessary to convert a sum due hereunder or under any other Loan Document in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate of exchange used in calculating Dollar Equivalents on the Business Day preceding that on which final judgment is given. The obligation of Company and each Borrower in respect of any sum due in the Original Currency from it to any Agent or any Lender hereunder or under any other Loan Document shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Agent or such Lender of any sum adjudged to be so due in such Other Currency such Agent or such Lender may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Lender in the Original Currency, Company and Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or such Lender against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Lender in the Original Currency, such Agent or such Lender agrees to remit to Company or the applicable Borrower, as the case may be, such excess.

10.25    Change in Control.

                  A. If individuals who on the Effective Date were members of the board of directors of Company (together with any new directors whose election to such board of directors or whose nomination for election by the shareholders of Company was approved by a vote of a majority of the directors then still in office who were either directors on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such board of directors then in office; or if a "Change of Control" as defined in the indenture pursuant to which the Subordinated Debentures or pursuant to which the New Subordinated Indebtedness will be issued shall have occurred; or if any Person or any two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of Securities of Company (or other Securities convertible into such Securities) representing 30% or more of the combined voting power of all Securities of Company entitled to vote in the election of directors, there shall be deemed to have occurred a "Company Change of Control."

                  B. If a Change of Control shall occur, automatically and without any notice to Company and Borrowers, the Overall Commitments, and all Commitments and obligations of Lenders hereunder shall terminate, and two Business Days thereafter, all Obligations under this Agreement shall become payable in full, including any amounts that may be due pursuant to subsection 2.6D. Failure to pay all Obligations on the date due and failure to secure the cancellation of all Letters of Credit and Bankers' Acceptances then outstanding shall constitute an Event of Default

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                           Company:

                                           HOMESTAKE MINING COMPANY


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Homestake Mining Company
                                                   650 California Street
                                                   San Francisco, California
                                                   94108-2788
                                                   Attn: Treasurer
                                                   Fax: (415) 397-5038



                                           U.S. Borrower:

                                           HOMESTAKE MINING COMPANY OF
                                           CALIFORNIA


                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                    Homestake Mining Company of
                                                    California
                                                    650 California Street
                                                    San Francisco, California
                                                    94108-2788
                                                    Attn: Treasurer
                                                    Fax: (415) 397-5038

                                           Canadian Borrower:

                                           HOMESTAKE CANADA INC.


                                           By:     ____________________________

                                           Titel:  ____________________________

                                           Notice Address:

                                                   Homestake Canada Inc.
                                                   c/o Homestake Mining Company
                                                   650 California Street
                                                   San Francisco, California
                                                   94108-2788
                                                   Attn:  Treasurer
                                                   Fax:  (415) 397-5038


                                           Australian Borrowers:

                                           HOMESTAKE GOLD OF AUSTRALIA LIMITED


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Homestake Gold of Australia
                                                     Limited
                                                   c/o Homestake Mining Company
                                                   650 California Street
                                                   San Francisco, California
                                                     94108-2788
                                                   Attn:  Treasurer
                                                   Fax:  (415) 397-5038

                                           PLUTONIC RESOURCES LIMITED

                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Plutonic Resources Limited
                                                   c/o Homestake Mining Company
                                                   650 California Street
                                                   San Francisco, California
                                                     94108-2788
                                                   Attn:  Treasurer
                                                   Fax:  (415) 397-5038

                                           LENDERS:

                                           THE CHASE MANHATTAN BANK,
                                           individually, as a U.S. Lender, as
                                           an Issuing Lender,
                                           and as Administrative Agent

                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   The Chase Manhattan Bank
                                                   270 Park Avenue
                                                   New York, NY 10017
                                                   Attention: James Ramage
                                                   Fax: (212) 270-4724

                                           With copies to

                                                   Loan Services Group
                                                   1 Chase Manhattan Plaza
                                                   New York, NY 10081

                                           THE CHASE  MANHATTAN  BANK OF CANADA,
                                           individually,  as a Canadian  Lender,
                                           as an Issuing Lender, and as Canadian
                                           Administrative Agent


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   The Chase Manhattan Bank of
                                                     Canada
                                                   100 King Street West, Suite
                                                     6900
                                                   Toronto, Ontario
                                                   M5X 1A4
                                                   Canada

                                           CHASE SECURITIES AUSTRALIA LIMITED,
                                           as Australian Administrative Agent


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                           Level 35, AAP Centre
                                           259 George Street
                                           Sydney 2000, Australia

                                           THE CHASE MANHATTAN BANK, as an
                                           Australian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                           Level 35, AAP Centre
                                           259 George Street
                                           Sydney 2000, Australia

                                           ARRANGER:

                                           CHASE SECURITIES INC., as Arranger


                                           By:     ____________________________
                                           Title:  ____________________________

                                           CREDIT SUISSE FIRST BOSTON, as a
                                           U.S. Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Credit Suisse First Boston
                                                   11 Madison Avenue, 20th Floor
                                                   New York, NY 10010-3692
                                                   Attention: J. Scott Karro
                                                   Fax: (212) 325-8314

                                           CREDIT SUISSE FIRST BOSTON, as an
                                             Australian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Credit Suisse First Boston
                                                   101 Collins Street
                                                   Melbourne, Victoria 3000
                                                   Australia
                                                   Attention:  Michael Tierney
                                                   Tel:  3 9653 3434
                                                   Fax:  3 9653 3444

                                           CREDIT SUISSE FIRST BOSTON CANADA,
                                             as a Canadian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Credit Suisse First Boston
                                                     Canada
                                                   525 University Avenue
                                                   Toronto, Ontario  M5G 2K6
                                                   Attention:  Alain Daoust
                                                   Tel:  (416) 351-3663
                                                   Fax:  (416) 351-3671

                                           UBS AG, STAMFORD BRANCH, as a U.S.
                                             Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                           UBS AG, Stamford Branch
                                           677 Washington Blvd., 8N
                                           Stanford, CT 06901
                                           Attention: Dan Nolan
                                           Fax: (203) 719-4176

                                           UBS AG, STAMFORD BRANCH, as a
                                             Canadian Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   UBS AG, Stamford Branch
                                                   677 Washington Blvd., 8N
                                                   Stanford, CT 06901
                                                   Attention: Dan Nolan
                                                   Fax: (203) 719-4176

                                           UBS AG, STAMFORD BRANCH, as an
                                             Australian Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   UBS AG, Stamford Branch
                                                   677 Washington Blvd., 8N
                                                   Stanford, CT 06901
                                                   Attention: Dan Nolan
                                                   Fax: (203) 719-4176

                                           DEUTSCHE BANK AG, New York Branch
                                           and/or Cayman Islands Branch,as a
                                           U.S. Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   Deutsche Bank N.A.
                                                   31 West 52nd Street
                                                   New York, NY 10019
                                                   Attention: John Calvert
                                                   Fax: (212) 469-3632

                                           DEUTSCHE BANK AG,  ARBN 064 165 162,
                                           as an Australian Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   Deutsche Bank Sydney
                                                   Level 18, 225 George Street
                                                   Sydney Australia
                                                   Attention: Peter Field
                                                   Fax: 612-9252-2364

                                           DEUTSCHE BANK CANADA, as a Canadian
                                             Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Deutsche Bank Canada
                                                   222 Bay Street, Suite 1200
                                                   Toronto, Ontario M5K 1H6
                                                   Canada
                                                   Attention: Rod O'Hara
                                                   Fax: (416) 682-8444

                                           REPUBLIC NATIONAL BANK OF NEW YORK,
                                           as a U.S. Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Republic National Bank of New
                                                     York
                                                   452 Fifth Avenue
                                                   New York, NY 10018
                                                   Attention: Jeffrey Roth
                                                   Fax: (212) 525-6581

                                           REPUBLIC NATIONAL BANK OF NEW YORK
                                           (CANADA), as a Canadian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Republic National Bank
                                                   150 Bloor Street West Suite
                                                   M100
                                                   Toronto, Ontario M5S 2Y5
                                                   Attention: Anthony Matrundola
                                                   Fax: (416) 968-7669

                                           REPUBLIC MASE AUSTRALIA LIMITED, as
                                           an Australian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Republic Mase Australia
                                                     Limited
                                                   Level 6, AMP Centre
                                                   50 Bridge Street
                                                   Sydney, NSW 2000, Australia
                                                   Attention: Anthony Wallace
                                                   Fax: 61-2-235-0950

                                           NM ROTHSCHILD & SONS LIMITED, as a
                                             U.S. Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   NM Rothschild & Sons Limited
                                                   New Court
                                                   St. Swithin's Lane
                                                   London
                                                   EC4P 4DU
                                                   Attention: Ian Harding
                                                   Fax: 0171-280-5139

                                           NM ROTHSCHILD & SONS LIMITED, as a
                                             Canadian Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   NM Rothschild & Sons Limited
                                                   New Court
                                                   St. Swithin's Lane
                                                   London
                                                   EC4P 4DU
                                                   Attention: Ian Harding
                                                   Fax: 0171-280-5139

                                           MELLON BANK, N.A., as a U.S. Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                           Mellon Bank, N.A.
                                                   400 S. Hope Street, 5th Floor
                                                   Los Angeles, CA 90071-2806
                                                   Attention: Lawrence Ivey
                                                   Fax: (213) 629-0492

                                           MELLON BANK CANADA, as a Canadian
                                           Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   Mellon Bank Canada
                                                   77 King Street West, Suite
                                                     3200
                                                   Toronto, Ontario M5K 1K2
                                                   Attention: Ed McGrath
                                                   Fax: (416) 860-2409

                                           THE BANK OF NOVA SCOTIA, as a U.S.
                                             Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   The Bank of Nova Scotia
                                                   44 King Street West, 16th
                                                     Floor
                                                   Toronto, Ontario
                                                   Canada M5H 1H1
                                                   Attention: Michael Eddy
                                                   Fax: (416) 866-2010

                                           THE BANK OF NOVA SCOTIA, as a
                                             Canadian Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   The Bank of Nova Scotia
                                                   44 King Street West, 16th
                                                   Floor
                                                   Toronto, Ontario
                                                   Canada M5H 1H1
                                                   Attention: Michael Eddy
                                                   Fax: (416) 866-2010

                                           BANKERS TRUST COMPANY, as a U.S.
                                           Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   Bankers Trust Company
                                                   130 Liberty Street, 14th
                                                   Floor
                                                   New York, New York 10006
                                                   Attention: Varig Patel
                                                   Fax: (212) 250-8693

                                           BT BANK OF CANADA, as a Canadian
                                           Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:


                                                   BT Bank of Canada
                                                   17/F North Tower
                                                   Royal Bank Plaza
                                                   200 Bay Street
                                                   Toronto, Ontario
                                                   Canada  M5J 2J2
                                                   Attention:  Marcellus Leung
                                                   Fax:  (416) 865-9931

                                           BANKERS TRUST AUSTRALIA LIMITED, as
                                           an Australian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   The Chifley Tower
                                                   2 Chifley Square
                                                   Sydney, N.S.W. 2000 Australia
                                                   Attention: Stephen Land

                                           SOCIETE GENERALE, as a U.S. Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Societe Generale
                                                   2029 Century Park East,
                                                     Suite 2900
                                                   Los Angeles, CA 90067
                                                   Attention: Blaine Shaun
                                                   Fax: (310) 551-1537

                                           SOCIETE GENERALE, as a Canadian
                                           Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Societe Generale
                                                   2029 Century Park East,
                                                   Suite 2900
                                                   Los Angeles, CA 90067
                                                   Attention: Blaine Shaun
                                                   Fax: (310)551-1537

                                           DRESDNER BANK AG Australian Branch,
                                           as an Australian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           By:     ____________________________
                                           Title:  ____________________________


                                           Notice Address:
                                                   Dresdner Bank, A.G.
                                                   Level 20, 2 Market Street
                                                   Sydney, Australia NSW 2000
                                                   Attention: Anthony Hawke
                                                   Fax: 61-2-92862068

                                           DRESDNER BANK AG New York and Grand
                                           Cayman Islands Branches, as a U.S.
                                           Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Dresdner Bank AG
                                                   75 Wall Street, 25th Floor
                                                   New York, NY 10005
                                                   Attention: Doug Sherrod
                                                   Fax: (212) 429-2192

                                           CIBC, INC., as a U.S. Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   CIBC, Inc.
                                                   425 Lexington , 8th Floor
                                                   New York, NY 10017
                                                   Attention: Howard Palmer
                                                   Fax: (212) 856-3761

                                           CANADIAN IMPERIAL BANK OF COMMERCE,
                                           as a Canadian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Canadian Imperial Bank of
                                                   Commerce
                                                   161 Bay Street, 7th Floor
                                                   Toronto, Ontario M5J 2S8
                                                   Canada
                                                   Attention: Rob McCrossan
                                                   Fax: (416) 594-8537

                                           SOCIETE GENERALE AUSTRALIA LIMITED,
                                           as an Australian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           By:     ____________________________
                                           Title:  ____________________________



                                           Notice Address:

                                                   Societe Generale Australia
                                                   Limited
                                                   350 George Street
                                                   Sydney, NSW 2000
                                                   Australia
                                                   Attention: Charles Loxton
                                                   Fax: (612) 9235-3941

                                           AUSTRALIAN AND NEW ZEALAND BANKING
                                           GROUP LIMITED, as a U.S. Lender and
                                           an Australian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Australian and New Zealand
                                                   Banking Group Limited
                                                   1177 Avenue of the Americas,
                                                   6th Floor
                                                   New York, New York 10036
                                                   Attention:  Stephen
                                                   Christenson
                                                   Fax:  (212) 801-9131

                                           ANZ INVESTMENT BANKING, as a U.S.
                                           and Australian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   ANZ Investment Bank
                                                   1177 Avenue of the Americas,
                                                   6th Floor
                                                   New York, NY 10036
                                                   Attention: Barbara Paxton

                                           CITICORP USA, INC., as a U.S. Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Citibank, N.A.
                                                   399 Park Avenue
                                                   4th Floor, Zone 1
                                                   New York, NY 10043
                                                   Attention: Raymond Dunning
                                                   Fax: 212-832-9857

                                           CITIBANK CANADA, as a Canadian Lender


                                           By:     ____________________________
                                           Title:  ____________________________

                                           Notice Address:

                                                   Citibank Place
                                                   123 Front Street West,
                                                   Suite 1900
                                                   Toronto, Ontario M5J 2M3
                                                   Attention: Margaret Gillies
                                                   Fax: 416-947-5650

                                           CITIBANK, N.A., as an Australian
                                           Lender


                                           By:     ___________________________
                                           Title:  ___________________________

                                           Notice Address:

                                                   Level 26, 101 Collins Street
                                                   Melbourne 3000
                                                   Victoria, Australia
                                                   Attention: Dale Murphy
                                                   Fax: 613-9653-7301

                                    EXHIBIT I

                           FORM OF NOTICE OF BORROWING



                  Pursuant to that certain Amended and Restated Credit Agreement dated as of July , 1998 (said Credit Agreement, as it may be amended, modified or supplemented from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Homestake Mining Company, a Delaware corporation ("Company"), Homestake Mining Company of California, a California corporation ("U.S. Borrower"), Homestake Canada Inc., an Ontario corporation ("Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), Plutonic Resources Limited, a New South Wales corporation ("Plutonic"; and collectively with HGAL, "Australian Borrowers"), the financial institutions listed therein as Lenders ("Lenders"), The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders ("Canadian Administrative Agent"), Chase Securities Australia Limited, as Australian Administrative Agent for Lenders ("Australian Administrative Agent"), Chase Securities Inc., as Arranger for Lenders ("Arranger"), Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders ("Administrative Agent"), this represents the request of [U.S. Borrower/Canadian Borrower/HGAL/Plutonic] (hereinafter the "Applicable Borrower") to borrow on _____________, ____ (the "Funding Date") from [U.S./Canadian/Australian] Lenders, in accordance with their applicable Pro Rata Shares, Loans in the amount of [$/Cdn.$/A.$____________/____ Ounces of Gold], which Loans shall be [U.S. Base Rate/U.S. Base Rate (Canada)/Canadian Base Rate/Eurodollar Rate/Bank Bill Swap Rate/Gold] Loans.

                  [This further represents U.S. Borrower's request that the amount of the Gold Loan hereby requested be converted into Dollars based on the Price of Gold in effect the second Business Day preceding the Funding Date/Gold constituting such Loan be delivered to U.S. Borrower]. [If the Gold Loan is to be funded in Gold, U.S. Borrower hereby requests that the interest on such Gold Loan be payable in [Gold][Dollars] based on the [average of the daily values of such Loan, in Dollar Equivalents/the Price of Gold on the second Business Day preceding the Funding Date.]

                  [The initial Interest Period for such Loans is requested to be a [one/two/three/six month][30/60/90/180 day] period.]

                  The  proceeds  of  such  Loans  are  to be  deposited  in  the
Applicable      Borrower's      [account     at      Administrative      Agent's
[Canadian/U.S./Australian] Lending Office/bullion account maintained with _________________, at its office located at ___________________].


                  The undersigned officer/director/Authorized Signor, to the best of his or her knowledge, and the Applicable Borrower certify that:

                  (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that changes in the facts and conditions on which such representations and warranties were based are required or permitted under the Credit Agreement;

                  (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

                  (iii) The Company and each Borrower have performed in all material respects all agreements and satisfied all conditions which the Credit Agreement and other Loan Documents provide shall be performed or satisfied by it on or before the date hereof;

                  (iv) There is no pending or, to the knowledge of Company or any Borrower, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries and there has occurred no development in any such action, suit, proceeding, governmental investigation or arbitration that, in either event, would reasonably be expected to have a Material Adverse Effect, unless disclosed to and consented to by Requisite Lenders; and no injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by the Credit Agreement or the making of Loans, the issuance of Letters of Credit or the creation and purchase of Bankers' Acceptances thereunder;

                  (v)      No Company Change of Control has occurred; and


                  (vi) After giving effect to the proposed Loan, the Borrowers are in compliance with each of the clauses (a) through (k) set forth in subsection 2.1A.



DATED: ____________________                [HOMESTAKE MINING COMPANY OF
                                            CALIFORNIA/HOMESTAKE CANADA
                                            INC./HOMESTAKE GOLD OF AUSTRALIA
                                            LIMITED/PLUTONIC RESOURCES LIMITED]


                                               By: __________________________
                                               Title: ________________________

                                   EXHIBIT II

                    FORM OF NOTICE OF CONVERSION/CONTINUATION



                  Pursuant to that certain Amended and Restated Credit Agreement dated as of July , 1998 (said Credit Agreement, as it may be amended, modified or supplemented from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Homestake Mining Company, a Delaware corporation ("Company"), Homestake Mining Company of California, a California corporation ("U.S. Borrower"), Homestake Canada Inc., an Ontario corporation ("Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), Plutonic Resources Limited, a New South Wales corporation ("Plutonic"; and collectively with HGAL, "Australian Borrowers"), the financial institutions listed therein as Lenders ("Lenders"), The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders ("Canadian Administrative Agent"), Chase Securities Australia Limited, as Australian Administrative Agent for Lenders ("Australian Administrative Agent"), Chase Securities Inc., as Arranger for Lenders ("Arranger"), Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders ("Administrative Agent"), this represents [U.S. Borrower's/Canadian Borrower's/HGAL's/Plutonic's] request to [Select A or B: [A: convert $_________ in principal amount of presently outstanding Loans that are [U.S. Base/U.S. Base (Canada)/Canadian Base/Eurodollar] Rate Loans to [U.S. Base/U.S. Base (Canada)/Canadian Base/Eurodollar] Rate Loans on ____________, ____. [The initial Interest Period for such Eurodollar Rate Loans is requested to be a [one/two/three/six] month period.]] [B: continue as [Eurodollar/Gold/Bank Bill Swap] Rate Loans [$_________/________Ounces] in principal amount of presently outstanding Loans with a final Interest Payment Date of ____________, ____. The Interest Period for such [Eurodollar/Gold/Bank Bill Swap] Rate Loans commencing on such final Interest Payment Date is requested to be a [one/two/three/six month] [30/60/90/180 day] period.] U.S. Borrower hereby requests that the Interest on such Gold Loan be payable in [Gold] [Dollars] based on the [average of the daily values of such Loan, in Dollar Equivalents/the Price of Gold on the second Business Day preceding the first day of the Interest Period hereby requested].]

                  [For Conversions to Eurodollar Rate Loans or Continuations of Eurodollar/Gold/Bank Bill Swap Rate Loans (other than continuations of Loans by Australian Borrower) Only: The undersigned officer, director, or Authorized
Signor to the best of his or her knowledge, and [U.S. Borrower/Canadian Borrower/HGAL/Plutonic] certify that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement.]

DATED: ____________________                [HOMESTAKE MINING COMPANY OF
                                            CALIFORNIA/HOMESTAKE CANADA INC./
                                            HOMESTAKE GOLD OF AUSTRALIA LIMITED/
                                            PLUTONIC RESOURCES LIMITED]


                                               By: __________________________
                                               Title: ________________________

                                  EXHIBIT III-A
                                 [FORM OF DRAFT]

BANKERS' ACCEPTANCE                        Due _______________ 19__
ACCEPTATION BANCAIRE              Echeant le

NO. B.A. IL.0000
                                                   _____________, Canada

                                                   ____________________ 19__


On/Le ___________________ 19__ without grace, for value received, pay to the order of the undersigned drawer the sum of/sans jours de grace et contra valeur, payez a l'ordre du tireur soussigne la somme de ____________________ dollars ($_____________)

To/A - [Name of Lender]
        ___________, Canada

                                                   HOMESTAKE CANADA INC.


                                                   Per:
                                                   par:_______________________
                                                       Authorized signature
                                                       Signature Autorisee

                              [FORM OF ACCEPTANCE]
                                ACCEPTED/ACCEPTE

date/le________________________________________________19__
       Payable at [INSERT LOCATION]/payable a ________

[Name of Lender]

Per:
par:____________________
    Authorized signature
    Signature Autorisee

Per:
par:____________________
    Authorized Signature
    Signature Autorisee

                                     III-A-1

                                  EXHIBIT III-B

                            [FORM OF DRAWING NOTICE]


                                              ------------, -----



The Chase Manhattan Bank, as Administrative Agent
         Attention: _____________________________

and

The Chase Manhattan Bank of Canada, as Canadian Administrative Agent
         Attention: _____________________________


Ladies and Gentlemen:


                  Pursuant to that certain Amended and Restated Credit Agreement dated as of July , 1998 (said Credit Agreement, as it may be amended, modified or supplemented from time to time, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Homestake Mining Company, a Delaware corporation ("Company"), Homestake Mining Company of California, a California corporation, Homestake Canada Inc., an Ontario corporation ("Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation, Plutonic Resources Limited, a New South Wales corporation, the financial institutions listed therein as Lenders, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders, Chase Securities Australia Limited, as Australian Administrative Agent for Lenders, Chase Securities Inc., as Arranger for Lenders, Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), The Chase Manhattan Bank, as Administrative Agent for Lenders, the undersigned Canadian Borrower's notice, given pursuant to subsection 2.8B of the Credit Agreement, requesting a Drawing under the Credit Agreement on the date, in the amount and having the term set forth below:


                  1. The Drawing Date, which is a Business Day, is ___________, _____;

                  2. The aggregate Face Amount of Drafts to be accepted is Cdn. $_______________; and

                  3. The  maturity  date for such Drafts is  ___________,  ____,
                  which   represents   a  term  to  maturity  of   approximately
                  [30/60/90/180] days.


                                     III-B-1

                  The undersigned officers, to the best of their knowledge, and the undersigned Canadian Borrower and Company, each hereby certifies that:

                  (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents (which representations and warranties in the case of any Canadian Borrower shall be limited to such Canadian Borrower and its Subsidiaries) are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that changes in the facts and conditions on which such representations and warranties were based are required or permitted under the Credit Agreement;

                  (ii) No event has occurred and is continuing or would result from the consummation of the drawing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

                  (iii) The Company and each Borrower have performed in all material respects all agreements and satisfied all conditions which the Credit Agreement and other Loan Documents provide shall be performed or satisfied by it on or before the date hereof;

                  (iv) There is no pending or, to the knowledge of Company or any Borrower, threatened, action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries and there has occurred no development in any such action, suit, proceeding, governmental investigation or arbitration that, in either event, would reasonably be expected to have a Material Adverse Effect, unless disclosed to and consented to by Requisite Lenders; and no injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages to obtain relief as a result of, the transactions contemplated by the Credit Agreement or the making of Loans, the issuance of Letters of Credit or the creation and purchase of Bankers' Acceptances thereunder;

                  (v)      No Company Change of Control has occurred;

                  (vi) After giving effect to the proposed Drawing, the Total Utilization of Commitments does not exceed the Overall Commitment then in effect and the Canadian Commitment Usage does not exceed the Canadian Allocation then in effect.

                                    III-B-2

                                                     HOMESTAKE CANADA INC.



                                                   By ________________________
                                                       Name:__________________
                                                       Title:_________________


Acknowledged and consented to as of the date hereof.

HOMESTAKE MINING COMPANY



By __________________________
    Name:_____________________
    Title:____________________



                                    III-B-3

                                  EXHIBIT IV-A

                                  FORM OF NOTE

                              HOMESTAKE CANADA INC.

                         PROMISSORY NOTE DUE JULY , 2003

$1                                                                          2
                                                                            3

                  FOR VALUE RECEIVED, HOMESTAKE CANADA INC., an Ontario corporation ("Canadian Borrower"), promises to pay to the order of [NAME OF LENDER] ("Payee"), on or before July , 2003, the lesser of (x) 4 ($[1]) and (y) the unpaid principal amount of all advances made by Payee to Canadian Borrower as Loans under the Credit Agreement referred to below.

                  Canadian Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of July , 1998 by and among Homestake Mining Company, a Delaware corporation, Homestake Mining Company of California, a California corporation, Homestake Canada Inc., an Ontario corporation, Homestake Gold of Australia Limited, a South Australia corporation, Plutonic Resources Limited, a New South Wales corporation, the financial institutions listed therein as Lenders, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders, Chase Securities Australia Limited, as Australian Administrative Agent for Lenders, Chase Securities Inc. as Arranger for Lenders, Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  This Note is one of Canadian Borrower's "Notes" which in the aggregate may evidence up to $430,000,000 principal amount of Loans and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in the same currency (which shall be Dollars or Canadian Dollars) as the Loans in respect of


                                     IV-A-1
which such payments are being made, in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and shall be delivered to Canadian Administrative Agent at the Canadian Administrative Agent's Lending Office at such times as are provided for in the Credit Agreement. Until notified in writing of the transfer of this Note, Canadian Borrower, Canadian Administrative Agent, and Administrative Agent shall be entitled to deem Payee, or such Person who has been so identified by the transferor in writing to Canadian Borrower, Canadian Administrative Agent, and Administrative Agent as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all Loans evidenced by this Note and all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Canadian Borrower hereunder with respect to payments of principal of or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, but not later than July , 2003, and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment and to prepayment at the option of Canadian Borrower as provided in subsection 2.4A of the Credit Agreement.

                  THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.18 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Canadian Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Canadian Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Canadian Borrower and any


                                     IV-A-2
endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Canadian Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                                        HOMESTAKE CANADA INC.


                                                        By: __________________
                                                        Title: _______________



                                     IV-A-3

                                  TRANSACTIONS
                                       ON
                                      NOTE





                                    Amount of Loan         Amount of
              Type of Loan            This Date         Principal Paid
   Date      Made This Date                                This Date







Outstanding
Principal Balance       Notation
This Date               Made By





                                     IV-A-4

                                  EXHIBIT IV-B

                                  FORM OF NOTE

                       HOMESTAKE GOLD OF AUSTRALIA LIMITED

                         PROMISSORY NOTE DUE JULY , 2003

$5                                                                          6
                                                                            7

                  FOR VALUE RECEIVED, HOMESTAKE GOLD OF AUSTRALIA LIMITED, a South Australia corporation ("HGAL"), hereby promises to pay to the order of [NAME OF LENDER] ("Payee"), on or before July , 2003, the lesser of (x) 8 ($[1]) and (y) the unpaid principal amount of all advances made by Payee to HGAL as Loans under the Credit Agreement referred to below.

                  HGAL also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of July , 1998 by and among Homestake Mining Company, a Delaware corporation, Homestake Mining Company of California, a California corporation, Homestake Canada Inc., an Ontario corporation, Homestake Gold of Australia Limited, a South Australia corporation, Plutonic Resources Limited, a New South Wales corporation, the financial institutions listed therein as Lenders, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders, Chase Securities Australia Limited, as Australian Administrative Agent for Lenders, Chase Securities Inc. as Arranger for Lenders, Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  This Note is one of HGAL's "Notes" which in the aggregate may evidence up to $430,000,000 principal amount of Loans and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in the same currency (which shall be Dollars or Australian Dollars) as the Loans in respect of


                                    IV-B-1
which such payments are being made, in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and shall be delivered to Australian Administrative Agent at Australian Administrative Agent's Lending Office at such times as are provided for in the Credit Agreement. Until notified in writing of the transfer of this Note, HGAL, Australian Administrative Agent, and Administrative Agent shall be entitled to deem Payee, or such Person who has been so identified by the transferor in writing to HGAL, Australian Administrative Agent, and Administrative Agent as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all Loans evidenced by this Note and all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of HGAL hereunder with respect to payments of principal of or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, but not later than July , 2003, and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment and to prepayment at the option of HGAL as provided in subsection 2.4A of the Credit Agreement.

                  THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.18 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of HGAL, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  HGAL promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. HGAL and any endorsers of this Note hereby consent to

                                  IV-B-2
renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, HGAL has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                           HOMESTAKE GOLD OF AUSTRALIA LIMITED


                                           By: __________________________
                                           Title: ________________________



                                  IV-B-3

                                  TRANSACTIONS
                                       ON
                                      NOTE





                                    Amount of Loan         Amount of
              Type of Loan Made     Made This Date      Principal Paid
   Date           This Date                                This Date





 Outstanding
Principal Balance       Notation
This Date               Made By






                                     IV-B-4

                                  EXHIBIT IV-C

                                  FORM OF NOTE



                           PLUTONIC RESOURCES LIMITED

                        PROMISSORY NOTE DUE JULY , 2003

$13                                                                        14
                                                                           15

     FOR VALUE RECEIVED, PLUTONIC RESOURCES LIMITED, a New South Wales corporation ("Plutonic"), hereby promises to pay to the order of [NAME OF LENDER] ("Payee"), on or before July , 2003, the lesser of (x) 16 ($[1]) and (y) the unpaid principal amount of all advances made by Payee to Plutonic as Loans under the Credit Agreement referred to below.


     Plutonic also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of July , 1998 by and among Homestake Mining Company, a Delaware corporation, Homestake Mining Company of California, a California corporation, Homestake Canada Inc., an Ontario corporation, Homestake Gold of Australia Limited, a South Australia corporation, Plutonic Resources Limited, a New South Wales corporation, the financial institutions listed therein as Lenders, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders, Chase Securities Australia Limited, as Australian Administrative Agent for Lenders, Chase Securities Inc. as Arranger for Lenders, Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

     This Note is one of Plutonic's "Notes" which in the aggregate may evidence up to $430,000,000 principal amount of Loans and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

     All payments of principal and interest in respect of this Note shall be made in the same currency (which shall be Dollars or Australian Dollars) as the Loans in respect of which such payments are being made, in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and shall be delivered to Australian Administrative Agent at Australian Administrative Agent's Lending Office at such times as are provided for in the Credit Agreement. Until notified in writing of the transfer of this Note, Plutonic, Australian Administrative Agent, and Administrative Agent shall be entitled to deem Payee, or such Person who has been so identified by the transferor in writing to Plutonic, Australian Administrative Agent, and Administrative Agent as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all Loans evidenced by this Note and all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Plutonic hereunder with respect to payments of principal of or interest on this Note.

     Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, but not later than July , 2003, and such extension of time shall be included in the computation of the payment of interest on this Note.

     This Note is subject to mandatory prepayment and to prepayment at the option of Plutonic as provided in subsection 2.4A of the Credit Agreement.

     THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.18 of the Credit Agreement.

     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Plutonic, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     Plutonic promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Plutonic and any endorsers of this Note hereby


                                     IV-C-4
consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     IN WITNESS WHEREOF, Plutonic has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.


                                                  PLUTONIC RESOURCES LIMITED


                                                   By:_____________________

                                                   Title:__________________



                                     IV-C-4

                                  TRANSACTIONS
                                       ON
                                      NOTE







                                    Amount of Loan         Amount of
              Type of Loan Made    Made  This Date      Principal Paid
   Date           This Date                                This Date




 Outstanding
Principal Balance       Notation
This Date               Made By





                                     IV-C-4

                                  EXHIBIT IV-D

                                  FORM OF NOTE

                     HOMESTAKE MINING COMPANY OF CALIFORNIA

                         PROMISSORY NOTE DUE JULY , 2003

$17                                                                      18
                                                                         19

                  FOR VALUE RECEIVED, HOMESTAKE MINING COMPANY OF CALIFORNIA, a California corporation ("U.S. Borrower"), promises to pay to the order of [NAME OF LENDER] ("Payee"), on or before July , 2003, the lesser of (x) 20 ($[1]) and
(y) the unpaid principal amount of all advances made by Payee to U.S. Borrower as Loans under the Credit Agreement referred to below.

                  U.S. Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of July , 1998 by and among Homestake Mining Company, a Delaware corporation, Homestake Mining Company of California, a California corporation, Homestake Canada Inc., an Ontario corporation, Homestake Gold of Australia Limited, a South Australia corporation, Plutonic Resources Limited, a New South Wales corporation, the financial institutions listed therein as Lenders, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders, Chase Securities Australia Limited, as Australian Administrative Agent for Lenders, Chase Securities Inc. as Arranger for Lenders, Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  This Note is one of U.S. Borrower's "Notes" which in the aggregate may evidence up to $430,000,000 principal amount of Loans and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or


                                     IV-D-1
condition,  and shall be delivered  to  Administrative  Agent at  Administrative
Agent's U.S. Lending Office at such times as are provided in the Credit Agreement. Until notified in writing of the transfer of this Note, U.S. Borrower and Administrative Agent shall be entitled to deem Payee, or such Person who has been so identified by the transferor in writing to U.S. Borrower and Administrative Agent as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all Loans evidenced by this Note and all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of U.S. Borrower hereunder with respect to payments of principal of or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, but not later than July , 2003, and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment and to prepayment at the option of U.S. Borrower as provided in subsection 2.4A of the Credit Agreement.

                  THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.18 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of U.S. Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  U.S. Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. U.S. Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind


                                     IV-D-2
and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, U.S. Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                               HOMESTAKE MINING COMPANY OF
                                               CALIFORNIA


                                               By: __________________________
                                               Title: ________________________


                                     IV-D-3

                                  TRANSACTIONS
                                       ON
                                      NOTE





                                    Amount of Loan         Amount of
              Type of Loan Made    Made  This Date      Principal Paid
   Date           This Date                                This Date



      Outstanding
Principal Balance                 Notation
      This Date                   Made By







                                     IV-D-4

                                    EXHIBIT V

                        FORM OF GRID GOLD ACKNOWLEDGEMENT

                     HOMESTAKE MINING COMPANY OF CALIFORNIA

                     CREDIT GOLD OBLIGATION DUE JULY , 2003

                                                                            21
                                                                            22

                  FOR VALUE RECEIVED, HOMESTAKE MINING COMPANY OF CALIFORNIA, a California corporation ("U.S. Borrower"), promises to pay to the order of [NAME OF LENDER] ("Payee"), on or before July , 2003, the number of Ounces of Gold advanced from time to time by Payee to Borrower as Gold Loans under the Credit Agreement referred to below.


                  U.S. Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of July , 1998 by and among Homestake Mining Company, a Delaware corporation, Homestake Mining Company of California, a California corporation, Homestake Canada Inc., an Ontario corporation, Homestake Gold of Australia Limited, a South Australia corporation, Plutonic Resources Limited, a New South Wales corporation, the financial institutions listed therein as Lenders, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders, Chase Securities Australia Limited, as Australian Administrative Agent for Lenders, Chase Securities Inc. , as Arranger for Lenders, Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).


                  This Grid Gold Acknowledgement (this "Acknowledgement") is one of U.S. Borrower's "Grid Gold Acknowledgements" which in the aggregate may evidence up to 750,000 Ounces of Gold and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Gold Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Acknowledgement shall be made in accordance with the provisions of the Credit Agreement, in Gold or in Dollars, in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and shall be delivered, if paid in Dollars, to the Administrative Agent's Lending Office or, if paid in Gold, Administrative Agent's account with J.P. Morgan, London, England, or such other bullion depository as may be designated by Administrative Agent from time to time, before 12:00 Noon (London time) on the day specified for payment. Until notified in writing of the transfer of this Acknowledgement, U.S. Borrower and Administrative Agent shall be entitled to deem Payee, or such Person who has been so identified by the transferor in writing to U.S. Borrower and Administrative Agent as the holder of this Acknowledgement, as the owner and holder of this Acknowledgment. Each of Payee and any subsequent holder of this Acknowledgement agrees, by its acceptance hereof, that before disposing of this Acknowledgement or any part hereof it will make a notation hereon of all Loans evidenced by this Acknowledgement and all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Acknowledgement shall not limit or otherwise affect the obligations of U.S. Borrower hereunder with respect to payments of principal of or interest on this Acknowledgement.

                  Unless Administrative Agent receives notice from U.S. Borrower within seven Business Days of U.S. Borrower's receipt of any Gold, the quantity and quality of the Gold so received shall be deemed to be as set forth in Administrative Agent's delivery order. If there is any discrepancy in the amount or quality of Gold actually Delivered, the amount of such difference shall be settled in Dollars (based on the Dollar Equivalent on the date of Delivery of the Gold required to be advanced hereunder and the Gold actually Delivered) promptly after the Delivery thereof. U.S. Borrower assumes all risk of loss, theft or detention of or damage to any Gold Delivered hereunder from the date U.S. Borrower receives Delivery of such Gold until the date of its return by Delivery to Administrative Agent.

                  Whenever any payment on this Acknowledgement shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, but not later than July , 2003 and such extension of time shall be included in the computation of the payment of interest on this Acknowledgement.

                  This Acknowledgement is subject to mandatory prepayment and to prepayment at the option of U.S. Borrower as provided in subsection 2.4A of the Credit Agreement.

                  THE  CREDIT  AGREEMENT  AND  THIS  ACKNOWLEDGEMENT   SHALL  BE
GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Acknowledgement, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Acknowledgement are subject to amendment only in the manner provided in the Credit Agreement.

                  This Acknowledgement is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.18 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Acknowledgement or the Credit Agreement shall alter or impair the obligations of U.S. Borrower, which are absolute and unconditional, to pay the principal of and interest on this Acknowledgement at the place, at the respective times, and in the currency herein prescribed.

                  U.S. Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Acknowledgement. U.S. Borrower and any endorsers of this Acknowledgement hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN  WITNESS   WHEREOF,   U.S.   Borrower   has   caused   this
Acknowledgement to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                          HOMESTAKE MINING COMPANY OF CALIFORNIA


                                          By: __________________________
                                          Title: ________________________

                                  TRANSACTIONS
                                       ON
                            GRID GOLD ACKNOWLEDGEMENT





                                    Amount of Loan         Amount of
              Type of Loan Made    Made  This Date      Principal Paid
   Date           This Date                                This Date





   Outstanding
Principal Balance       Notation
This Date                Made By

                                   EXHIBIT VI

                         FORM OF COMPLIANCE CERTIFICATE


THE UNDERSIGNED HEREBY CERTIFY THAT:


                  (1) We are the duly elected [President/Vice President] and [Chief Financial Officer/Treasurer/Controller] of each of Homestake Mining Company, a Delaware corporation ("Company"), Homestake Mining Company of California, a California corporation ("U.S. Borrower") and Homestake Canada Inc., an
                  Ontario       corporation        ("Canadian        Borrower"),
                  [Directors/Secretary/Authorized Signor] of Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), and [Directors/Secretary/Authorized Signor] of Plutonic Resources Limited, a New South Wales corporation ("Plutonic"; and collectively with HGAL, "Australian Borrowers");

                  (2) We have reviewed the terms of that certain Amended and Restated Credit Agreement dated as of July , 1998 (said Credit Agreement, as it may be amended, modified or supplemented from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among Homestake Mining Company, a Delaware corporation ("Company"), Homestake Mining Company of California, a California corporation ("U.S. Borrower"), Homestake Canada Inc., an Ontario corporation ("Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), Plutonic Resources Limited, a New South Wales
                  corporation ("Plutonic"; and collectively with HGAL, "Australian Borrowers"), the financial institutions listed therein as Lenders ("Lenders"), The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders ("Canadian Administrative Agent"), Chase Securities Australia Limited, as Australian Administrative Agent for Lenders ("Australian Administrative Agent"), Chase Securities Inc., as Arranger for Lenders ("Arranger"), Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders ("Administrative Agent"), and we have made, or have caused to be made under our supervision, a review in reasonable detail of the transactions and condition of Company, U.S. Borrower, Canadian Borrower, HGAL and Plutonic and their respective Subsidiaries during the accounting period covered by the attached financial statements;

                  (3) The examination described in paragraph (2) above did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below];

                  [Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company, U.S. Borrower, Canadian Borrower, HGAL and/or Plutonic has taken, is taking, or proposes to take with respect to each such condition or event:

[                                                                           ]

                  (4) Company, U.S. Borrower, Canadian Borrower, HGAL, and Plutonic are in compliance with the restrictions contained in subsections 6.1 through 6.11 of the Credit Agreement
                  [except  that   [describe   any   instances   where  not  in
                  compliance]]; and

                  (5) There have been no changes to the Subsidiaries of Company and the Borrowers identified in Schedule 4.1 during the period covered by this Compliance Certificate [except that [describe changes to Schedule 4.1]].

                  The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of __________, ____ pursuant to subsection 5.1(iii) of the Credit Agreement.

                                                   HOMESTAKE MINING COMPANY


                                                   By: ________________________
                                                   Title: _____________________


                                                   By: ________________________
                                                   Title: _____________________


                                                   HOMESTAKE MINING COMPANY OF
                                                   CALIFORNIA


                                                   By: ________________________
                                                   Title: _____________________


                                                   By: ________________________
                                                   Title: _____________________

                                                   HOMESTAKE CANADA INC.


                                                   By: ________________________
                                                   Title: _____________________


                                                   By: ________________________
                                                   Title: _____________________



                                                   HOMESTAKE GOLD OF AUSTRALIA
                                                   LIMITED


                                                   By: ________________________
                                                   Title: _____________________


                                                   By: ________________________
                                                   Title: _____________________


                                                   PLUTONIC RESOURCES LIMITED


                                                   By: ________________________
                                                   Title: _____________________


                                                   By: ________________________
                                                   Title: _____________________

                                ATTACHMENT NO. 1
                            TO COMPLIANCE CERTIFICATE


                  This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ____________, ____ and pertains to the period from ____________, ____ to ____________, ____. Subsection references herein relate to subsections of the Credit 955910098Agreement.

A.       Indebtedness:


         1.               Aggregate principal amount of
                          Indebtedness of Agua de la Falda
                          S.A., Lachlan Resources N.L and
                          Prime to Company or any other
                          subsidiary of Company
                          under subsection 6.1(iii):                                     $_____________

         2.               Maximum aggregate principal amount of
                          Indebtedness of Agua de la Falda S.A., Lachlan
                          Resources N.L. and Prime to Company
                          or any other Subsidiary of Company (prior to Prime
                          Acquisition Date) permitted under
                          subsection 6.1(iii):                                           $50,000,000


         3.               Nonrecourse Debt of (a) Prime (prior to Prime
                          Acquisition Date), Australian Borrowers,
                          Canadian Borrower and any
                          Subsidiary of Company (other than
                          U.S. Borrower) to the extent such Indebtedness
                          is secured solely by Liens on assets and
                          properties owned on the Effective Date that
                          are undeveloped,
                          and (b) U.S. Borrower secured solely by Liens
                          on assets and properties owned on the
                          Effective Date that are undeveloped
                          permitted under subsection 6.1(viii):                          $_____________


         4.               Maximum amount of Non-Recourse Debt
                          Indebtedness permitted under
                          subsection 6.1(viii):                                          $500,000,000

         5.               Additional Indebtedness of Subsidiaries
                          of Borrowers permitted under
                          subsection 6.1(ix)(a):                                         $______________


                                      VI-4

         6.               Maximum amount of additional Indebtedness
                          of Subsidiaries of Borrowers permitted
                          under subsection 6.1(ix)(a):                                   $50,000,000

         7.               Additional Indebtedness of Borrowers
                          permitted under subsection 6.1(ix)(b):                         $______________

         8.               Maximum amount of additional Indebtedness of Borrowers
                          permitted under subsection 6.1(ix)(b):                         $170,000,000 less
                                                                                         the amount listed in
B.       Liens:

         1.               Indebtedness secured by Purchase Money Security
                          Interests permitted under subsection 6.2(iii):                 $_____________

         2.               Maximum amount of Indebtedness secured by
                          Purchase Money Security Interests permitted
                          under subsection 6.2(iii):                                     $100,000,000


C.       Investments:

         1.               Investments (other than Investments described
                          in Schedule 6.3) Company and its
                          Subsidiaries are permitted to continue
                          to own under subsection 6.3(iv):                               $_____________

         2.               Maximum  aggregate  amount of all Investments  (other
                          than  Investments  described in Schedule 6.3) Company
                          and its Subsidiaries are permitted
                          to continue to own under subsection 6.3(iv):                   $20,000,000

         3.               Investments  acquired in connection  with Asset Sales
                          permitted under
                          subsection 6.3(vi):                                            $_____________

         4.               Maximum   aggregate  amount  of  all  Investments  in
                          connection with Asset Sales permitted under
                          subsection 6.3(vi):                                            $100,000,000



                                      VI-5


D.       Contingent Obligations:

         1.               Aggregate notional principal amount of
                          Interest Rate Protection Agreements
                          permitted under subsection 6.4(ii):                            $_____________

         2.               Maximum  notional  principal  amount of Interest Rate
                          Protection Agreements permitted
                          under subsection 6.4(ii):                                      $100,000,000

         3.               Aggregate  amount   guarantied  by  Company  and  its
                          Subsidiaries  under  guaranties of any obligations of
                          Company's  Subsidiaries  (including  Joint  Ventures)
                          permitted under subsection 6.4(iv):                            $_____________

         4.               Maximum aggregate amount permitted
                          to be guaranteed under subsection 6.4(iv):                     $200,000,000

         5.               Aggregate amount outstanding
                          under standby letters of credit and
                          surety bonds securing Indebtedness or
                          Contingent Obligations of Company and its
                          Subsidiaries permitted under subsection 6.4(viii)(b):          $____________

         6.               Maximum amount of aggregate liability
                          under all such standby letters of credit and
                          surety bonds under subsection 6.4(viii)(b):                    $100,000,000

E.       Minimum Consolidated Net Worth (as of __________, ____)

         1.               Company's current Consolidated Net Worth:                      $_____________

         2.                Minimum  Consolidated  Net Worth  required  under the
                           Credit Agreement:
                                                                                         $500,000,000

F.       Maximum Leverage Ratio (as of __________, _____)

         1.               Consolidated Total Debt:                                       $_____________

         2.               Consolidated Net Worth:                                        $_____________

         3.               Ratio of F.1 to F.1 + F.2:                                     _____ to 1.00


                                      VI-6

         4.               Maximum Leverage Ratio permitted
                          under subsection 6.6B:                                         0.50 to 1.00

G.       Interest Coverage Ratio (as of __________, _____)

         1.               Consolidated Net Income                                        $_____________

         2.               Consolidated Interest Expense                                  $_____________


         3.               Total depreciation and amortization expense                                              $_____________

         4.               Total Non-Cash Writedowns other than writedowns
                          that constitute recognition of future cash expenditures
                          reflected in Consolidated Net Income after December
                          31, 1997                                                       $_____________

         5.               Consolidated EBITDA                                            $_____________
                          (sum of G.1 through G.4)

         6.               Consolidated Interest Expense                                  $_____________

         7.               Ratio of G.5 to G.6                                            _____ to 1.00

         8.               Minimum Coverage Ratio permitted
                          under subsection 6.6C                                          3.50 to 1.00



                                  EXHIBIT VII-A

              FORM OF OPINION OF THELEN, MARRIN, JOHNSON & BRIDGES




                                    VII-A-1

                                                                July __, 1998


The Chase Manhattan Bank of Canada,
  as Canadian Administrative Agent
150 King Street West 16th Floor
Box 68
Toronto Ontario
Canada MSH 1J9

         and

Chase Securities Australia Limited,
  as Australian Administrative Agent
Level 35 AAP Center
259 George Street
Sydney NSW Australia 2000

         and

Chase Securities Inc.,
  as Arranger
270 Park Avenue
New York, NY 10017

         and

The Chase Manhattan Bank,
  as Administrative Agent
1 Chase Manhattan Plaza
New York, NY 10081

         and

and the Lenders Listed
on Schedule I Hereto

                  Re: Credit Agreement dated July , 1998 among Homestake Mining Company, Homestake Mining Company of California, Homestake Canada Inc., Homestake Gold of Australia Limited, Plutonic Resources Limited, the Lenders named therein, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, as Administrative Agent




                                    VII-A-2

Ladies and Gentlemen:

                  We have acted as special New York counsel to Homestake Mining Company, a Delaware corporation (the "Company"), Homestake Mining Company of California, a California corporation (the "U.S. Borrower"), Homestake Canada Inc., an Ontario corporation (the "Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), and Plutonic
Resources Limited ("Plutonic", and collectively with HGAL, "Australian Borrowers") in connection with the execution and delivery of the Credit
Agreement dated as July , 1998, among the Company, the U.S. Borrower, the Canadian Borrower, the Australian Borrowers, the Lenders named therein, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Chase
Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, as Administrative Agent (the "Credit Agreement"), and certain transactions relating thereto. All terms used herein that are defined in the Credit Agreement have the respective meanings specified in the Credit Agreement. This letter is being delivered to you in satisfaction of the condition set forth in subsection 3.1E of the Credit Agreement and with the understanding that you are entering into the Credit Agreement in reliance on the opinions expressed herein.

                  In our capacity as such counsel, we have examined the originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments include the following:

                  (a) The Certificates or Articles of Incorporation of the Company and the U.S. Borrower;

                  (b)      The By-Laws of the Company and the U.S. Borrower;

                  (c) Certain records of proceedings and actions of the Board of Directors of the Company and the U.S. Borrower;

                  (d) The Credit Agreement and the Exhibits and Schedules annexed thereto;

                  (e)      The Notes and Grid Gold Acknowledgements; and

                  (f)      The forms of Drafts.

                  We have relied with respect to certain factual matters, upon the certificates of certain officers of each of the Company and the U.S. Borrower, copies of which are being delivered to you herewith, and upon the representations and warranties of the Company and the Borrowers contained in the Credit Agreement.


                                    VII-A-3

                  We have also been furnished with, and have relied upon, evidence or advice satisfactory to us from the offices of the Secretaries of State of California and Delaware as appropriate, with respect to the good standing of the Company or the U.S. Borrower. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary, desirable or appropriate to render the opinions herein.

                  We have assumed the genuineness and authenticity of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as copies, drafts or forms. In making our examination of documents executed or to be executed by Persons other than the Company or the U.S. Borrower we have assumed that such other Persons had or have the power to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action and execution and delivery of such documents by such Persons and the validity and binding effect thereof in relation to such Persons.

                  We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. We are opining herein as to the effect on the subject transaction of only the federal laws of the United States, the laws of the States of New York and California and the general corporate law of the State of Delaware.

                  On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, we are of the opinion that:

                  1. Each of the Company and the U.S. Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own and operate its properties and to execute, deliver and perform the Credit Agreement and, in the case of the U.S. Borrower, the Notes and the Grid Gold Acknowledgements and to carry out the transactions contemplated thereby.

                  2. The execution, delivery and performance of the Credit Agreement by each of the Company and the U.S. Borrower have been duly authorized by all necessary corporate action on the part of the Company or such Borrower, as the case may be. The issuance of the Notes and the Grid Gold Acknowledgements by the U.S. Borrower has been duly authorized by all necessary corporate action on the part of such Borrower.

                  3. Assuming the due execution and delivery of the Credit Agreement by the Company and each Borrower, the Credit Agreement constitutes the legally valid and binding obligation of the Company and each Borrower enforceable against the Company and each Borrower in accordance with its terms. Assuming the due issuance of the Notes, Grid Gold Acknowledgements and Bankers' Acceptances by each Borrower, each of the Notes, Grid Gold Acknowledgements and Bankers' Acceptances constitutes the legally valid and binding obligation of the Borrower issuing the same enforceable against such Borrower in accordance with its terms.



                                    VII-A-4

                  4. It is not necessary in connection with the execution and delivery of the Credit Agreement by the Company or the Borrowers or the issuance of the Notes, Grid Gold Acknowledgements and Bankers' Acceptances by the Borrowers to register the Credit Agreement, the Notes, the Grid Gold Acknowledgements or the Bankers' Acceptances under the Securities Act of 1933 or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

                  5. None of the execution and delivery of the Credit Agreement by the Company and the Borrowers, the issuance of the Notes, Grid Gold Acknowledgements or Bankers' Acceptances by the Borrowers, the consummation of the transactions contemplated by the Credit Agreement, or the compliance with the terms and conditions thereof by the Company or the Borrowers, as the case may be, conflicts with, results in a breach or a violation of, or constitutes a default under, any of the terms, conditions or provisions of (y) the Certificate or Articles of Incorporation or By-Laws of the Company or the U.S. Borrower, or
(z) any present United States federal or New York statute, rule or regulation that is binding on the Company or any Borrower.

                  6. No governmental consents, approvals, registrations, declarations or filings are required to be obtained or made by the Company or any Borrower in connection with the execution and delivery of the Credit Agreement or, in the case of the Borrowers, the Notes, Grid Gold Acknowledgements or Bankers' Acceptances except as have already been obtained.

                  7. The making of the Loans and the application of the proceeds thereof as provided in the Credit Agreement do not violate or require filings under Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                  8. All Obligations of Company under the Credit Agreement are within the definition of "Senior Debt" in the indenture pursuant to which the Subordinated Debentures have been issued.

                  Our opinion as to enforceability of the Credit Agreement, the Notes, Grid Gold Acknowledgements and Bankers' Acceptances is qualified by and subject to:

                  (a) limitations imposed by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, and laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;

                  (b) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (c) the qualification that certain remedial provisions of the Credit Agreement may be unenforceable in whole or in part, but such document


                                    VII-A-5
                  contains adequate provisions for practical realization of the benefits purported to be created thereby;

                  (d) the unenforceability under certain circumstances of provisions purporting to release or exculpate any party from liability for its acts or omissions, or purporting to impose a duty upon any party to indemnify any other party when any claimed damages result from the gross negligence or willful misconduct of the party seeking such indemnity;

                  (e)  the  unenforceability   under  certain  circumstances  of
                  waivers, and provisions imposing liquidated damages, late payment charges or forfeitures, if such amounts are determined to be penalties in light of the actual damages incurred;

                  (f) the qualification that any money judgment rendered by a court in the State of New York or California will be payable in United States dollars.

                  This opinion is being delivered upon the express instructions of each of the Company and the Borrowers to the Agents, the Arranger and the Lenders and their permitted assignees and participants and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent; provided, however, that each of the Agents, the Arranger and the Lenders, and their permitted assigns and participants, may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to its respective independent auditors and attorneys, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any action to which it is a party arising out of the transactions contemplated by the Credit Agreement, or (v) to prospective assignees of, or participants in, all or any portion of its Loans, Bankers' Acceptances, participations in Letters of Credit or Overall Commitment under the Credit Agreement.


Very truly yours,




                                    VII-A-6

                                   SCHEDULE I




                                    VII-A-7

                                  EXHIBIT VII-B

                       FORM OF OPINION OF WAYNE KIRK, ESQ.


                                                              July __, 1998


The Chase Manhattan Bank of Canada,
  as Canadian Administrative Agent
150 King Street West 16th Floor
Box 68
Toronto Ontario
Canada MSH 1J9

         and

Chase Securities Australia Limited,
  as Australian Administrative Agent
Level 35 AAP Center
259 George Street
Sydney NSW Australia 2000

         and

Chase Securities Inc.,
  as Arranger
270 Park Avenue
New York, NY 10017

         and

The Chase Manhattan Bank,
  as Administrative Agent
1 Chase Manhattan Plaza
New York, NY 10081

and the Lenders Listed on Schedule I Hereto

               Re: Credit Agreement dated July , 1998 among Homestake Mining Company, Homestake Mining Company of California, Homestake Canada Inc., Homestake Gold of Australia Limited, Plutonic Resources Limited. the Lenders named therein, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, as Administrative Agent



                                    VII-B-1

Ladies and Gentlemen:

                  I have acted as counsel to Homestake Mining Company, a Delaware corporation (the "Company"), Homestake Mining Company of California, a California corporation (the "U.S. Borrower"), Homestake Canada Inc., an Ontario corporation (the "Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), and Plutonic Resources Limited
("Plutonic"; and collectively with HGAL, the "Australian Borrowers" and, together with the U.S. Borrower and the Canadian Borrower, the "Borrowers"), in connection with the execution and delivery of the Credit Agreement dated as July , 1998, among the Company, the U.S. Borrower, the Canadian Borrower, the Australian Borrower, the Lenders named therein, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, as Administrative Agent (the "Credit Agreement"), and certain transactions relating thereto. All terms used herein that are defined in the Credit Agreement have the respective meanings specified in the Credit Agreement. This letter is being delivered to you in satisfaction of the condition set forth in subsection 3.1E of the Credit Agreement and with the understanding that you are entering into the Credit Agreement in reliance on the opinions expressed herein.

                  In my capacity as Vice President, General Counsel and Corporate Secretary of the Company and counsel to the Company and the Borrowers, I have personally supervised the actions of the Company and the Borrowers in connection with the authorization, execution and delivery of the Credit Agreement and the Exhibits and Schedules thereto, the Notes and the Grid Gold Acknowledgements. In my capacity as counsel to the Company and the Borrowers, I have examined the originals, or copies identified to my satisfaction as being true copies, of such records, documents or other instruments as in my judgment are necessary or appropriate to enable me to render the opinions expressed below. These records, documents and instruments include the following:

                  (a) The Certificates or Articles of Incorporation and the Articles of Association of the Company, the U.S. Borrower, the Canadian Borrower and the Australian Borrowers;

                  (b) The By-Laws of the Company, the U.S. Borrower, the Canadian Borrower and the Australian Borrowers;

                  (c) Certain records of proceedings and actions of the Board of Directors of the Company, the U.S. Borrower, the Canadian Borrower and the Australian Borrowers;

                  (d) The Credit Agreement and the Exhibits and Schedules annexed thereto;

                  (e)   The Notes and Grid Gold Acknowledgements;




                                    VII-B-2

                  (f)   The form of Drafts; and

                  (g)   The  material  indentures,   mortgages,   contracts  and
                        agreements of the Company and the Borrowers identified in the Opinion Certificates referred to below.

                  I have been furnished with, and have relied upon, the certificates of certain officers of each of the Company, the U.S. Borrower, the Canadian Borrower, HGAL, and Plutonic (each an "Opinion Certificate") with respect to certain factual matters, copies of which are being delivered to you herewith. Attached to such Opinion Certificates are, among other things, listings certified by the Persons executing such Opinion Certificates to be all of the indentures, mortgages, deeds of trust, material pledge and security agreements, bank loans, credit agreements and other material evidences of indebtedness of the Company, the U.S. Borrower, the Canadian Borrower, HGAL, and Plutonic (collectively, the "Debt Agreements") and listings certified by the Persons executing such Opinion Certificates to be all of the other agreements by which the Company, the U.S. Borrower, the Canadian Borrower, HGAL, or Plutonic is or will be, after the execution of the documents referred to herein, a party or by which the Company, the U.S. Borrower, the Canadian Borrower, HGAL, or Plutonic or any of their respective properties are bound or affected and which are certified to be material to the business, operations or properties of the Company, the U.S. Borrower, the Canadian Borrower , HGAL, or Plutonic (collectively, the "Material Agreements"). I have no reason to believe that the Agents, the Arranger or the Lenders and I are not entitled to rely upon the certificates and the representations and warranties referred to above.

                  I have also been furnished with, and have relied upon, evidence or advice satisfactory to me from the offices of the Secretaries of State of California and Delaware and the Ministry of Consumer and Commercial Relations of Ontario, [need entity for Australian certification] as appropriate, with respect to the good standing or corporate status of the Company, the U.S. Borrower, the Canadian Borrower, HGAL, and Plutonic. In addition, I have obtained and relied upon such other certificates and assurances from public officials as I have deemed necessary, desirable or appropriate to render the opinions herein, copies of which have been delivered to Administrative Agent.

                  I have assumed the genuineness and authenticity of all documents submitted to me as originals and the conformity to originals of all documents submitted to me as copies, drafts or forms. In making my examination of documents executed or to be executed by Persons other than the Company, the U.S. Borrower, the Canadian Borrower or the Australian Borrowers, I have assumed that such other Persons had or have the power to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action and execution and delivery of such documents by such Persons and the validity and binding effect thereof in relation to such Persons.

                  I have investigated such questions of law for the purpose of rendering this opinion as I have deemed necessary, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. I am opining herein as to the effect on the subject transaction of the federal laws of the United States, the laws of the State of California and, in respect only of the general corporation law, the laws of the State of Delaware.


                                    VII-B-3

                  On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, I am of the opinion that:

                  1. Each of the Company and the Borrowers is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted, to execute, deliver and perform the Credit Agreement and, in the case of the Borrowers, the Notes, the Grid Gold Acknowledgements and the Bankers' Acceptances, and to carry out the transactions contemplated thereby.

                  2. Each of the Company and the Borrowers has not failed to qualify to do business as a foreign corporation in any state or province where the consequence of failure to be so qualified would have a material adverse effect on the Company's or any Borrower's business, operations or properties.

                  3. The execution, delivery and performance of the Credit Agreement by each of the Company and the Borrowers have been duly authorized by all necessary corporate action on the part of the Company and the Borrowers. The issuance of the Notes, the Grid Gold Acknowledgements and the Bankers' Acceptances by each Borrower has been duly authorized by all necessary corporate action on the part of such Borrower.

                  4. The Credit Agreement has been duly executed and delivered by the Company and each Borrower. The Notes and Grid Gold Acknowledgements have been duly issued by the Borrowers.

                  5. It is not necessary in connection with the execution and delivery of the Credit Agreement by the Company or the Borrowers or the issuance of the Notes, the Grid Gold Acknowledgements and the Bankers' Acceptances by the Borrowers to register the Credit Agreement, the Notes, the Grid Gold Acknowledgements or the Bankers' Acceptances under the Securities Act of 1933 or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

                  6. None of the execution and delivery of the Credit Agreement by the Company and the Borrowers, the issuance of the Notes, Grid Gold Acknowledgements and Bankers' Acceptances by the Borrowers, the consummation of the transactions contemplated by the Credit Agreement, or the compliance with the terms and conditions thereof by the Company or the Borrowers, as the case may be, (A) conflicts with, results in a breach or a violation of, or constitutes a default under, any of the terms, conditions or provisions of (w) the Certificate or Articles of Incorporation, Articles of Association or By-Laws of the Company or the Borrowers, (x) any Debt Agreement or Material Agreement,
(y) any order, writ, judgment or decree to which, to my knowledge, the Company or any Borrower is a party or by which, to my knowledge, any of their respective properties or assets are bound and which is material to the Company or any Borrower, or (z) any present United States federal or California statute, rule or regulation that is binding on the Company or any Borrower, or


                                    VII-B-4

(B) results in the creation of any Lien upon any of the properties or assets of the Company or any Borrower under any agreement referred to in clause (x) above.

                  7. To my knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Company or any Borrower at law or in equity before any court, arbitrator or administrative or governmental body
(a) in which an order has been entered preventing the making of any of the Loans or other extensions of credit under the Credit Agreement, or (b) that could, either individually or in the aggregate, have a material adverse effect on the ability of the Company or any Borrower to perform its obligations under the Credit Agreement or, in the case of any Borrower, the Notes, the Grid Gold Acknowledgements or the Bankers' Acceptances to which it is a party or the financial condition of the Company and its Subsidiaries, taken as a whole, or any Borrower.

                  8. Neither the Company nor any Borrower is an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, or subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, as amended, the Interstate Commerce Act, as amended, or any federal or state statute or regulation limiting its ability to incur Indebtedness with respect to money borrowed or to create Liens on any of its properties or assets to secure such Indebtedness.

                  9. No United States federal or California governmental consents, approvals, registrations, declarations or filings are required to be obtained or made by the Company or any Borrower in connection with the execution and delivery of the Credit Agreement or, in the case of the Borrowers, the Notes, Grid Gold Acknowledgements or Bankers' Acceptances except as have already been obtained.

                  10. The making of the Loans and the application of the proceeds thereof as provided in the Credit Agreement do not violate or require filings under Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                  11. All Obligations of Company under the Credit Agreement are within the definition of "Senior Debt" in the indenture pursuant to which the Subordinated Debentures have been issued.

                  This opinion is being delivered upon the express instructions of each of the Company and the Borrowers to the Agents, the Arranger and the Lenders, and their permitted assignees and participants, and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without prior written consent; provided, however, that each of the Agents, the Arranger and the Lenders, and their permitted assignees and participants, may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to its respective independent auditors and attorneys,
(iii)  pursuant to order or legal process of any court or  governmental  agency,
(iv) in connection with any action to which it is a party arising out of the transactions contemplated by the Credit Agreement, or (v) to prospective



                                    VII-B-5
assignees of, or participants in, all or any portion of its Loans, Bankers' Acceptances, participations in Letters of Credit or Overall Commitment under the Credit Agreement.


Very truly yours,



                                    VII-B-6

                                   SCHEDULE I




                                    VII-B-7

                                EXHIBIT VIII-A

                   FORM OF OPINION OF OSLER, HOSKIN & HARCOURT



                                                                 July __, 1998

The Chase Manhattan Bank of Canada,
  as Canadian Administrative Agent
150 King Street West 16th Floor
Box 68
Toronto Ontario MSH 1J9 Canada

         and

Chase Securities Australia Limited,
  as Australian Administrative Agent
Level 35 AAP Center
259 George Street
Sydney NSW Australia 2000

         and

Chase Securities Inc.,
  as Arranger
270 Park Avenue
New York, NY 10017

         and

The Chase Manhattan Bank,
  as Administrative Agent
1 Chase Manhattan Plaza
New York, NY 10081

and the Lenders Listed on Schedule I Hereto

                  Re: Credit Agreement dated as of July , 1998 among Homestake Mining Company, Homestake Mining Company of California, Homestake Canada Inc., Homestake Gold of Australia Limited, Plutonic Resources Limited the Lenders named therein, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, as Administrative Agent (the "Credit Agreement")



                                    VIII-A-1

Dear Sirs/Mesdames:

                  We have acted as Canadian counsel to Homestake Canada Inc. (the "Canadian Borrower") in connection with the execution and delivery of the above-noted Credit Agreement and certain transactions relating thereto. All terms used herein that are defined in the Credit Agreement have the respective meanings specified in the Credit Agreement. This letter is being delivered to you in satisfaction of the condition set forth in subsection 3.1E of the Credit Agreement and with the understanding that you are entering into the Credit Agreement in reliance on the opinions expressed herein.

                  In our capacity as such counsel, we have examined the originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments include the following:

                  (a) The Re-stated Articles of Incorporation and amendments thereto (collectively, the "Articles of Incorporation") of the Canadian Borrower;

                  (b)   The By-Laws of the Canadian Borrower;

                  (c) Certain records of proceedings and actions of the Board of Directors of the Canadian Borrower;

                  (d) The Credit Agreement and the Exhibits and Schedules annexed thereto;

                  (e)   The Notes and Grid Gold Acknowledgements; and

                  (f)   The form of Drafts.

                  We have been furnished with, and have relied upon, a certificate of incumbency of the Canadian Borrower setting forth the directors and officers of the Canadian Borrower and certain of their respective signatures.

                  We have also been furnished with, and have relied upon, such certificates from public officials as we have deemed necessary, desirable or appropriate to render the opinions herein.

                  We have assumed the genuineness and authenticity of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as copies, drafts or forms. In making our examination of documents executed or to be executed by Persons other than the Canadian Borrower we have assumed that such other Persons had or have the power to enter into and perform all their respective obligations thereunder (including without limitation the legal capacity of all such Persons who are individuals) and have also assumed the due authorization by all requisite action and execution and delivery of such documents by such Persons and the validity and binding effect thereof in relation to such Persons.


                                    VIII-A-2

                  We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We are solicitors qualified to carry on the practice of law in the Province of Ontario and we express no opinion as to any laws, or any matters governed by any laws, other than the laws of the Province of Ontario and the federal laws of Canada applicable in the Province of Ontario.

                  On  the   basis  of  the   foregoing   and   subject   to  the
qualifications set forth below, we are of the opinion that:

                  1. The Canadian Borrower is a corporation duly incorporated and validly existing under the laws of the Province of Ontario and has all the powers of a natural person including all requisite corporate power and authority
(i) to own and lease its properties and assets; (ii) to carry on its business as presently conducted; and (iii) to execute, deliver and perform the Credit Agreement, the Notes issued by the Canadian Borrower (the "Canadian Notes"), the Grid Gold Acknowledgements issued by the Canadian Borrower (the "Canadian Grid Gold Acknowledgements") and all Bankers' Acceptances sold by it from time to time and to carry out the transactions contemplated thereby.

                  2. The Canadian Borrower is registered as an extra-provincial corporation in the Province of British Columbia.

                  3. The  execution,  delivery  and  performance  of the  Credit
Agreement and the issuance of the Canadian Notes, the Canadian Grid Gold Acknowledgements and from time to time Banker's Acceptances by the Canadian Borrower have been duly authorized by all necessary corporate action on the part of the Canadian Borrower, and the Credit Agreement, the Canadian Notes and the Canadian Grid Gold Acknowledgements have been duly executed and delivered by the Canadian Borrower.

                  4. (a) The choice of the law of the State of New York, without giving effect to the conflicts of laws rules thereof, as the governing law of the Credit Agreement, the Canadian Notes, the Canadian Grid Gold Acknowledgements and the Bankers' Acceptances is a valid and effective choice of law under the laws of the Province of Ontario.

                           (b)  In proceedings brought before a court of
competent jurisdiction in the Province of Ontario, the laws of the State of New York would, to the extent specifically pleaded and proved with respect to the Credit Agreement, the Canadian Notes, the Canadian Grid Gold Acknowledgements or the Bankers' Acceptances as a fact by expert evidence, be recognized and applied by such court to all issues which are to be determined in accordance with such laws, except that in any such proceedings, such court (i) will apply those laws of the Province of Ontario which it characterizes as procedural and will not apply those laws of the State of New York as such court characterizes as procedural; and (ii) will not apply those laws of the State of New York which a court of the Province of Ontario would characterize as revenue, expropriatory, penal or similar laws or the application of which would be inconsistent with public policy, as such term is applied by such court.

                                    VIII-A-3

                           (c)  No provision of the Credit Agreement, the
Canadian Notes, the Canadian Grid Gold Acknowledgements or the Bankers' Acceptances is inconsistent with public policy, as such term is applied by the courts of the Province of Ontario.

                           (d) The  submission  in the Credit  Agreement  by the
Canadian Borrower to the
non-exclusive jurisdiction of the courts of the State of New York is binding and enforceable against the Canadian Borrower.

                  5. None of the execution and delivery of the Credit Agreement by the Canadian Borrower, the issuance of the Canadian Notes, the Canadian Grid Gold Acknowledgements and the Bankers' Acceptances by the Canadian Borrower, the consummation of the transactions contemplated by the Credit Agreement, or the compliance with the terms and conditions thereof by the Canadian Borrower conflicts with, results in a breach or a violation of, or constitutes a default under, any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of the Canadian Borrower, or any statute, rule or regulation of the Province of Ontario or the federal government of Canada applicable therein that is binding on the Canadian Borrower.

                  6. We have not been retained by the Canadian Borrower in connection with any action, suit or proceeding pending or presently threatened against or affecting the Canadian Borrower at law or in equity before any court, arbitrator or administrative or governmental body.

                  7. No consent, approval, registration, declaration or filing of the Province of Ontario or the federal government of Canada applicable therein are required to be obtained or made by the Canadian Borrower in connection with the execution, delivery and performance by the Canadian Borrower or the enforceability against the Canadian Borrower of the Credit Agreement, the Notes, the Grid Gold Acknowledgements or the Bankers' Acceptances.

                  8. In any bankruptcy proceeding under the Bankruptcy and Insolvency Act (Canada), the obligation of payment of the Canadian Borrower under the Credit Agreement, the Canadian Notes, the Canadian Grid Gold Acknowledgement and the outstanding Bankers' Acceptances will rank at least pari passu with the claims of all other creditors of the Canadian Borrower which are not secured or preferred creditors of the Canadian Borrower within the meaning of that statute or which are not otherwise entitled to priority by statute.

                  9. The Canadian Borrower is not entitled to claim immunity from legal process of the enforcement of any judgement of a court of competent jurisdiction, whether generally or in relation to any specific assets.

                  10. A final and conclusive judgement in personam granted by a court of competent jurisdiction in the State of New York may be enforced in an Ontario court by an action or counterclaim for the amount due under such judgement, provided that:



                                    VIII-A-4

         (a) the judgement was obtained after proper service of process under New York law in connection with the action in which the jurisdiction was obtained;

         (b)      the New York court acted within its jurisdiction under New
                  York law;

         (c) the judgement is final and conclusive, and no stay of execution has been ordered by the New York law;

         (d) the judgement is not impeachable as void or voidable or otherwise ineffective under New York law;

         (e) the judgement was not obtained by fraud or any manner contrary to the rules of natural justice, the judgement and the enforcement thereof are not inconsistent with public policy (as such term is applied by the Ontario court);

         (f) the judgement is for a fixed sum of money which is not to be determined at a future time, and the enforcement of the judgement in the Province of Ontario does not constitute, directly or indirectly, the enforcement of laws characterized by the applicable Ontario court as being of revenue, expropriatory, penal, or public law nature;

         (g) no new admissible evidence relevant to the action which was the subject matter of the judgement is discovered or arises prior to the enforcement of the judgement by the Ontario court;

         (h) the action to enforce the judgment is commenced against the judgement debtor in the Ontario court within the applicable limitation period; and

         (i)    the Ontario court may give judgement in Canadian currency only.

                  This opinion is being delivered upon the express instructions of the Canadian Borrower to the Agents, Arranger and the Lenders and their permitted assignees and participants and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent; provided, however, that each of the Agents, Arranger and the Lenders and their permitted assignees and participants may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to its respective independent auditors and attorneys, (iii) pursuant to order or legal process of any court or governmental agency or other binding statutory requirement, (iv) in connection with any action to which it is a party arising out of the transactions contemplated by the Credit Agreement, or
(v) to prospective assignees of, or participants in, all or any portion of its


                                    VIII-A-5

Loans, Bankers' Acceptances, participations in Letters or Credit or Overall Commitment under the Credit Agreement.


Yours very truly,






                                    VIII-A-6

                                   SCHEDULE I




                                    VIII-A-7

                                 EXHIBIT VIII-B

                   FORM OF OPINION OF MALLESONS STEPHEN JAQUES

                                                               July __, 1998



The Chase Manhattan Bank of Canada,
  as Canadian Administrative Agent
150 King Street West 16th Floor
Box 68
Toronto Ontario MSH 1J9 Canada

         and

Chase Securities Australia Limited,
  as Australian Administrative Agent
Level 35 AAP Center
259 George Street
Sydney NSW Australia 2000

         and

Chase Securities Inc.,
  as Arranger
270 Park Avenue
New York, NY 10017

         and

The Chase Manhattan Bank,
  as Administrative Agent
1 Chase Manhattan Plaza
New York, NY 10081

and the Lenders Listed on Schedule I Hereto

         Re: Credit Agreement dated as of July , 1998 among Homestake Mining Company, Homestake Mining Company of California, Homestake Canada Inc., Homestake Gold of Australia Limited, Plutonic Resources Limited, the Lenders named therein, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, as Administrative Agent (the "Credit Agreement")


                                    VIII-B-1

Ladies and Gentlemen:

                  We have acted as Australian counsel to Homestake Gold of Australia Limited ("HGAL") and Plutonic Resources Limited ("Plutonic"; and collectively with HGAL, "Australian Borrowers") in connection with the execution and delivery of the above-noted Credit Agreement and certain transactions relating thereto. All terms used herein that are defined in the Credit Agreement have the respective meanings specified in the Credit Agreement. This letter is being delivered to you in satisfaction of the condition set forth in subsection 3.1E of the Credit Agreement and with the understanding that you are entering into the Credit Agreement in reliance on the opinions expressed herein.

                  In our capacity as such counsel, we have examined the originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments include the following:

                  (a) The Certificates of Incorporation of the Australian Borrowers;


                  (b)   The  Memoranda  and  Articles  of   Association  of  the
                        Australian Borrowers;

                  (c) Certain records of proceedings and actions of the Board of Directors of the Australian Borrowers;

                  (d) The Credit Agreement and the Exhibits and Schedules annexed thereto; and

                  (e)   The Notes and Grid Gold Acknowledgements.

                  We have been furnished with, and have relied upon, certificates of incumbency of the Australian Borrowers setting forth the directors and officers of the Australian Borrowers authorized to sign documents in connection with the Credit Agreement and their respective signatures.

                  We have conducted a search of the Australian Borrowers at the Australian Securities Commission on [insert date] and relied on the correctness of the results of that search.

                  We have assumed the genuineness and authenticity of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as copies, drafts or forms. In making our examination of documents executed or to be executed by Persons other than the Australian Borrowers we have assumed that such other Persons had or have the power to enter into and perform all obligations thereunder (including without limitation the legal capacity of all such Persons who are individuals) and have also assumed the due authorization by all requisite action and execution and delivery of such documents by such Persons and the validity and binding effect thereof in relation to such Persons.


                                    VIII-B-2

                  We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We are [solicitors] qualified to carry on the practice of law in the Commonwealth of Australia and we express no opinion as to any laws, or any matters governed by any laws, other than the laws of the Commonwealth of Australia and its States and Territories.

                  On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, we are of the opinion that:

                  1. The Australian Borrowers are corporations duly incorporated and validly existing under the laws of the Commonwealth of Australia and its States and Territories and has all the powers of a natural person including all requisite corporate power and authority (i) to own and lease their properties and assets; (ii) to carry on its business; and (iii) to execute, deliver and perform the Credit Agreement, the Notes and the Grid Gold Acknowledgements and to carry out the transactions contemplated thereby.

                  2. The execution, delivery and performance of the Credit Agreement and the issuance of the Notes and the Grid Gold Acknowledgements by the Australian Borrowers have been duly authorized by all necessary corporate action on the part of the Australian Borrowers and have been validly executed by the Australian Borrowers.

                  3. The Credit Agreement, the Notes and the Grid Gold Acknowledgements constitute valid and legally binding and enforceable obligations of the Australian Borrowers in accordance with their respective terms.


                  4. (a) The choice of the law of the State of New York, without giving effect to the conflicts of laws rules thereof, as the governing law of the Credit Agreement, the Notes and the Grid Gold Acknowledgements is a valid and effective choice of law under the laws of the Commonwealth of Australia and its States and Territories.


                     (b) In proceedings brought before a court of competent jurisdiction in the Commonwealth of Australia, the laws of the State of New York would, to the extent specifically pleaded and proved as a fact by expert evidence, be recognized and applied by such court to all issues which, under the conflicts of laws rules of the Commonwealth of Australia, are to be determined in accordance with the proper or governing law of contract, except that in any such proceedings, [such court (i) will apply those laws of the Commonwealth of Australia which it characterizes as procedural and will not apply those laws of the State of New York as such court characterizes as procedural; (ii) will not apply those laws of the State of New York which a court of the Commonwealth of Australia would characterize as revenue, expropriatory, penal or similar laws or the application of which would be inconsistent with public policy, as such term is applied by such court; and
(iii) may only give judgment in Australian dollars.]



                                    VIII-B-3

                    (c) No provision of the Credit Agreement, the Notes or the Grid Gold Acknowledgements is inconsistent with public policy, as such term is applied by the courts of the Commonwealth of Australia.


                    (d) The submission in the Credit Agreement by the Australian Borrowers to the non-exclusive jurisdiction of the courts of the State of New York is legal, valid and binding.

                  5. None of the execution and delivery of the Credit Agreement by the Australian Borrowers, the issuance of the Notes and the Grid Gold Acknowledgements by the Australian Borrowers, the consummation of the transactions contemplated by the Credit Agreement, or the compliance with the terms and conditions thereof by the Australian Borrowers conflicts with, results in a breach or a violation of, or constitutes a default under, any of the terms, conditions or provisions of the Memoranda and Articles of Association of the Australian Borrowers, or any statute, rule or regulation of the Commonwealth of Australia and its States and Territories that is binding on the Australian Borrower.

                  6. We have not been retained by the Australian Borrowers in connection with any action, suit or proceeding pending or threatened against or affecting the Australian Borrowers at law or in equity before any court, arbitrator or administrative or governmental body.

                  7. No federal Australian governmental consents, approvals, registrations, declarations or filings are required to be obtained or made by the Australian Borrowers in connection with the execution, delivery or performance of the Australian Borrowers' obligations under the Credit Agreement, the Notes or the Grid Gold Acknowledgements in order to ensure the legality, enforceability or admissibility of the documents or for any reason whatsoever.

                  8. No ad valorem stamp duty or similar documentary tax or duty in or of any State or Territory of the Commonwealth of Australia will be applicable with respect to the execution and delivery of the Credit Agreement, the Notes or the Grid Gold Acknowledgements and the performance by the Australian Borrowers of its obligations under those documents.

                  9. The monetary obligations of the Australian Borrowers under the Credit Agreement, the Notes and the Grid Gold Acknowledgements rank pari passu with all other unsecured, unsubordinated indebtedness of the Australian Borrowers, other than obligations preferred by law.

                  10. Based only on searches referred to above, no winding up orders have been made or resolutions passed for the winding up of the Australian Borrowers.


                                    VIII-B-4

                  11. The Australian Borrowers does not enjoy any immunity from suit in the Courts of the Commonwealth of Australia or its States and Territories and its assets are not exempt from execution.


                  This opinion is being delivered upon the express instructions of the Australian Borrowers to the Agents, Arranger and the Lenders and their permitted assignees and participants and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent; provided, however, that each of the Agents, Arranger and the Lenders and their permitted assignees and participants may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to its respective independent auditors and attorneys, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any action to which it is a party arising out of the transactions contemplated by the Credit Agreement, or (v) to prospective assignees of, or participants in, all or any portion of its Loans, Bankers' Acceptances, participations in Letters or Credit or Overall Commitment under the Credit Agreement.


Yours very truly,



                                    VIII-B-5

                                   SCHEDULE I






                                    VIII-B-6

                                   EXHIBIT IX


                    FORM OF OPINION OF O'MELVENY & MYERS LLP
                               [O'M&M Letterhead]


                                      July
                                      -----
                                     1 9 9 8



149,000-004

The Chase Manhattan Bank of Canada,
  as Canadian Administrative Agent
150 King Street West 16th Floor
Box 68
Toronto Ontario
MSH 1J9 Canada

                                             and

Chase Securities Australia Limited,
  as Australian Administrative Agent
Level 35 AAP Center
259 George Street
Sydney NSW Australia 2000

                                             and



The Chase Manhattan Bank
  as Administrative Agent
270 Park Avenue
New York, NY 10017


                                            and


Deutsche Bank A.G.
  as Documentation Agent
31 West 52nd Street
New York, NY  10019
and the Lenders Listed
on Schedule I Hereto

                  Re: Credit Agreement dated as of July , 1998 among Homestake Mining Company, Homestake Mining Company of California, Homestake Canada Inc., Homestake Gold of Australia Limited, Plutonic Resources Limited, the Lenders named therein, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, Deutsche Bank A.G. as Documentation Agent and The Chase Manhattan Bank, as Administrative Agent


Ladies and Gentlemen:

                  We have acted as counsel to The Chase Manhattan Bank, as Administrative Agent (in such capacity, "Administrative Agent"), in connection with the preparation and delivery of that certain Credit Agreement dated as of July 14, 1998 (the "Credit Agreement") among Homestake Mining Company, a
Delaware corporation ("Company"), Homestake Mining Company of California, a California corporation ("U.S. Borrower"), Homestake Canada Inc., an Ontario corporation ("Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), Plutonic Resources Limited, a New South Wales corporation ("Plutonic"; and collectively with HGAL, "Australian Borrowers") the financial institutions listed therein as the Lenders (collectively, "Lenders"), the Agents named therein (including the Administrative Agent) and the Arranger named therein and in connection with the preparation and delivery of certain related documents.

                  We have participated in various conferences with representatives of the Company, U.S. Borrower, Canadian Borrower, and Australian Borrowers and with your representatives and Blake, Cassels & Graydon, Canadian counsel for the Agents, and Mallesons Stephen Jaques, Australian counsel for the Agents, during which the Credit Agreement and related matters have been discussed, and we have also participated in the meeting held on the date hereof incident to the occurrence of the Effective Date under the Credit Agreement.

                  We have reviewed the forms of the Credit Agreement and the exhibits thereto, including the promissory notes delivered by U.S. Borrower, Canadian Borrower, HGAL, and Plutonic, which forms are annexed thereto, and the U.S. Grid Gold Acknowledgement, which form is annexed thereto, and the opinions of Wayne Kirk, Esq., General Counsel of Company, Thelen, Reid & Priest, special New York counsel to Company and Borrowers, Osler, Hoskin & Harcourt, special Canadian counsel to Canadian Borrower, and Mallesons Stephen Jaques, special Australian counsel to Australian Borrowers (collectively, the "Opinions"), and the officers' certificates and other documents delivered on the Effective Date.

                  We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals or copies and the due authority of all persons executing the same, and we have relied as to factual matters on the documents that we have reviewed.

                  Based on and subject to the foregoing, we are of the opinion that the Credit Agreement constitutes the legally valid and binding obligation of the Company and the Borrowers, enforceable against the Company and the Borrowers in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

                  Our   opinion   in   the   preceding   paragraph   as  to  the
enforceability of the Credit Agreement is subject to:

                  (i) public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification against its own gross negligence, willful misconduct or unlawful conduct;

                 (ii) the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law;

                 (iii) the unenforceability under certain circumstances of provisions appointing one party as attorney-in-fact for an adverse party;

                 (iv) the unenforceability under certain circumstances of choice of law provisions; and

                 (v) the unenforceability under certain circumstances of rights of set-off granted to a Lender in respect of amounts owing by an Affiliate of such Lender or with respect to loans in which participations have been granted purported to be provided for in the Credit Agreement.

                  We express no opinion as to the effect of non-compliance by you with any state or federal laws or regulations applicable to the transactions contemplated by the Credit Agreement because of the nature of your business.

                  We advise you that provisions of the Credit Agreement which provide for jurisdiction of the courts of New York may not be binding on the courts in the forum(s) selected or excluded.

                  In addition, although we have not independently considered all of the matters covered by the Opinions to the extent necessary to enable us to express the conclusions therein stated, we believe that the Opinions and the officers' certificates and other documents delivered in connection with the execution and delivery of, and as conditions to the effectiveness of, the Credit Agreement are substantially responsive to the requirements of the Credit Agreement.

                  The law covered by this opinion is limited to the present federal law of the United States and the present law of the State of New York. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules or regulations of any county, municipality or special political subdivision or other local authority. We express no opinion concerning federal or state securities laws or regulations.


                  This opinion is furnished by us as counsel for the Administrative Agent and may be relied upon by you only in connection with the Credit Agreement. It may not be used or relied upon by you for any other purpose or by any other person for any purpose whatsoever without in each instance our prior written consent. You may, however, deliver a copy of this opinion to permitted assignees under the Credit Agreement in connection with such assignment, and such assignees may rely on this opinion as if it were addressed and had been delivered to them on the date hereof.




                                                   Respectfully submitted,

                                   EXHIBIT X-A

                        FORM OF ASSIGNMENT AND ACCEPTANCE
                                (CANADIAN LENDER)

                            ASSIGNMENT AND ACCEPTANCE


                  This ASSIGNMENT AND ACCEPTANCE (this "Agreement") is dated as of ____________, ____ and entered into by and between [NAME OF LENDER] ("Assignor") and _____________________ ("Assignee").

                                    RECITALS


                  WHEREAS, Assignor has entered into that certain Amended and Restated Credit Agreement dated as of July , 1998 (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Homestake Mining Company, a Delaware corporation ("Company"), Homestake Mining Company of California, a California corporation ("U.S. Borrower"), Homestake Canada Inc., an Ontario corporation ("Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), Plutonic Resources Limited, a New South Wales corporation ("Plutonic"; and collectively with HGAL, "Australian Borrowers"), the financial institutions listed therein as Lenders ("Lenders"), The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders ("Canadian Administrative Agent"), Chase Securities Australia Limited, as Australian Administrative Agent for Lenders ("Australian Administrative Agent"), Chase Securities Inc., as Arranger for Lenders ("Arranger"), Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders ("Administrative Agent");

                  WHEREAS, Assignor is a Canadian Lender under the Credit Agreement and Assignee will, upon giving effect to this Agreement, likewise be a Canadian Lender;

                  WHEREAS, Assignor has a Commitment under the Credit Agreement pursuant to which Assignor is required (i) to make Loans to Canadian Borrower pursuant to subsection 2.1A(i) of the Credit Agreement; (ii) to purchase participations in Canadian Letters of Credit pursuant to subsection 2.7D of the Credit Agreement (any such participations in any such Letters of Credit outstanding as of the date hereof being the "Assignor Participations"); and
(iii) to create and accept Bankers' Acceptances pursuant to subsection 2.8A of the Credit Agreement.

                  [WHEREAS, Assignor has issued certain outstanding Canadian Letters of Credit (the "Assignor Letters of Credit") pursuant to subsection 3.3 of the Credit Agreement;][INSERT IF THE CHASE MANHATTAN BANK OF CANADA IS


                                     X-A-1

ASSIGNOR AND CANADIAN LETTERS OF CREDIT ARE OUTSTANDING TO CANADIAN BORROWER]

                  WHEREAS, Assignor desires to assign to Assignee its rights and obligations as a Canadian Lender under the Credit Agreement and the other Loan Documents with respect to all or a portion of Assignor's Canadian Commitment, including its commitment to create and accept Bankers' Acceptances, and any Canadian Loans and Bankers' Acceptances or Assignor Participations outstanding thereunder [and to sell to Assignee a participation in the Assignor Letters of Credit (the "Assignee Participation") equal to the participation required to be purchased therein pursuant to subsection 2.7D of the Credit Agreement], and Assignee has agreed to assume the obligations of Assignor under the Loan Documents to the extent of the rights and obligations so assigned [and to purchase the Assignee Participation]; and

                  [WHEREAS, Assignor is also the [U.S./Australian] Lender for its Lending Unit, and Assignor is concurrently herewith entering into an Assignment and Acceptance with [Name of Assignee or Assignee's U.S./Australian affiliate] (the "[U.S./Australian] Assignee") whereby Assignor is assigning to the [U.S./Australian] Assignee that portion of its rights and obligations with respect to its [U.S./Australian] Commitment which corresponds to the Percentage, as defined below;]

                  [WHEREAS, Assignor's Lending Unit consists of the Assignor and [Name of U.S./Australian Lender of Assignor's Lending Unit] ("Assignor's Lending Unit Affiliate"), and Assignor's Lending Unit Affiliate is concurrently herewith entering into an Assignment and Acceptance with [Name of Assignee or Assignee's U.S./Australian affiliate] (the "[U.S./Australian] Assignee") whereby Assignor's Lending Unit Affiliate is assigning to the [U.S./Australian] Assignee that portion of its rights and obligations with respect to its [U.S./Australian] Commitment which corresponds to the Percentage, as defined below;]

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1.  Assignment and Assumption.

                  (a) Assignor hereby assigns to Assignee, effective upon the receipt of the consideration set forth in Section 1(c) and Administrative Agent's receipt of any processing and recordation fee required under subsection 10.1B of the Credit Agreement, without recourse, representation or warranty (except as expressly set forth herein), an undivided _____% interest (the "Percentage") in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents relating to Assignor's Canadian Commitment, including its commitment to create and accept Bankers'
Acceptances, and any Canadian Loans and Bankers' Acceptances and Assignor Participations outstanding thereunder [and concurrently therewith sells to Assignee, without recourse, representation or warranty (except as expressly set forth herein), the Assignee Participation].


                                     X-A-2

                  (b) Assignee hereby assumes from Assignor, and Assignor is hereby expressly and absolutely released from, the Percentage of all of Assignor's obligations arising under the Loan Documents relating to Assignor's Canadian Commitment, including its commitment to create and accept Bankers'
Acceptances, and any Canadian Loans and Bankers' Acceptances and Assignor Participations outstanding thereunder, including without limitation all such obligations with respect to any Canadian Loans to be made and any participations in Canadian Letters of Credit to be purchased, pursuant to the Credit Agreement [, and Assignee hereby purchases from Assignor the Assignee Participation].

                  (c) Notwithstanding any provisions of this Agreement to the contrary, each of the Assignor and Assignee hereby acknowledges and confirms its understanding and agreement that the Canadian Commitments of the Canadian Lenders under the Credit Agreement may from time to time be increased or decreased by the Borrowers in accordance with subsection 2.1A of the Credit Agreement through changes in the Canadian Allocation or the addition of Lenders with Canadian Commitments, provided that the Canadian Allocation may not at any time exceed the aggregate amount of the Overall Commitment of all Lending Units then in effect. Each of the Assignor and Assignee acknowledges that the Percentage interest in the Canadian Commitment being assigned and assumed hereunder equals the Assignee's Canadian Lender Pro Rata Share, as set forth on Annex II attached hereto, of the Overall Commitment as in effect on and after the date upon which this Agreement becomes effective.

                  (d) Assignor hereby represents and warrants that as of the effective date of this Agreement the respective amounts of unpaid principal, accrued but unpaid interest, accrued but unpaid fees, and discounts and BA Fees relating to Bankers' Acceptances, in each case with respect to the Percentage of Assignor's rights under the Credit Agreement relating to Assignor's Canadian
Commitment and Canadian Allocation and any Canadian Loans and Bankers' Acceptances and Assignor Participations outstanding thereunder [and with respect to the Assignee Participation] are as set forth on Annex I attached hereto. In consideration of Assignor's assignment, Assignee hereby agrees to pay to Assignor, on the effective date of this Agreement, the amount(s) of $_________________ [and Cdn.$_______________] in immediately available funds by wire transfer to Assignor's office at ________________________________________.

                  (e) Assignor and Assignee hereby agree that Annex II attached hereto sets forth the amount of the Canadian Commitment and Canadian Allocation, any Canadian Loans and Bankers' Acceptances and participations by Assignee in any Canadian Letters of Credit outstanding under the Commitment and the Canadian Lender Pro Rata Share of Assignee after giving effect to the assignment and assumption [and the sale and purchase] described above.

                  (f) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption [and the sale and purchase] described above, Assignee shall be a party to the Credit Agreement as a Canadian Lender thereunder, and shall have all of the rights and obligations under the Loan Documents of, and shall be deemed to have made all of


                                     X-A-3
the covenants and agreements contained in the Loan Documents made by, a Canadian Lender having the Canadian Commitment and Canadian Allocation, the outstanding Canadian Loans, the outstanding Bankers' Acceptances, the aggregate participation in outstanding Canadian Letters of Credit and the Canadian Lender Pro Rata Share of Assignee as reflected on Annex II attached hereto. Assignee hereby acknowledges and agrees that the agreement set forth in this subsection 1(f) is expressly made for the benefit of Company, Borrowers, Canadian Administrative Agent, Administrative Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

                  (g) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect [(A)] the assignment by Assignor and the assumption by Assignee of the Percentage of Assignor's rights and obligations with respect to Assignor's Canadian Commitment and Canadian Allocation, including its commitment to create and accept Bankers' Acceptances, and any Canadian Loans and Bankers' Acceptances and Assignor Participations outstanding thereunder and all rights and obligations under the Loan Documents with respect thereto [and (B) the sale by Assignor and the purchase by Assignee of the Assignee Participation], (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to Assignor's Canadian Commitment and Canadian Allocation, including its commitment to create and accept Bankers' Acceptances, and any Canadian Loans and Bankers' Acceptances or Assignor Participations outstanding thereunder [, and any other sales by Assignor of participations in the Assignor Letters of Credit,] shall have no effect on the Canadian Commitment and Canadian Allocation, including its commitment to create and accept Bankers' Acceptances, the outstanding Canadian Loans, the outstanding Bankers' Acceptances, or the aggregate participation in outstanding Canadian Letters of Credit or Canadian Lender Pro Rata Share of Assignee set forth on Annex II attached hereto, and (iii) from and after the effective date of this Agreement, Administrative Agent shall make all payments under the Credit Agreement in respect of the Percentage interest assigned hereby [and the Assignee Participation] (including without limitation all payments of principal and accrued but unpaid interest and commitment and letter of credit fees with respect thereto) to Assignee, whether such amounts (in the case of such interest and fees) have accrued prior to the effective date of this Agreement or subsequent thereto.

                SECTION 2.  Certain Representations, Warranties and Agreements.

                  (a) Assignor represents and warrants that it is the legal and beneficial owner of the Percentage interest being assigned by it hereunder [and of the Assignee Participation] and that such interest [is] [and the Assignee Participation are] free and clear of any adverse claim.

                  (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statement or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or


                                     X-A-4
by or on behalf of Company or any Borrower to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Company or any Borrower or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or the use of Bankers' Acceptances or as to the existence or possible existence of any Event of Default or Potential Event of Default.

                  (c) Assignee represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making of loans such as the Loans; that it has acquired its Percentage interest for its own account and not with any present intention of selling all or any portion of such interest; and that it has received, reviewed and approved copies of all Loan Documents.

                  (d) Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and each of the Borrowers and their respective Subsidiaries in connection with the assignment evidenced by this Agreement and that it has made and shall continue to make its own appraisal of the creditworthiness of the Company and the Borrowers. Assignor shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

                  (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

                  SECTION 3.  Miscellaneous.

                  (a) Each party to this Agreement hereby agrees from time to time, upon request of the other party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

                  (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.


                                     X-A-5

                  (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or Canadian mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or four Business Days after depositing it in the United States mail (or five Business Days after depositing it in the Canadian mail), registered or certified, with postage prepaid and properly addressed; provided that notices to Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature page hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto. In addition, the address of Assignee set forth below its name on the signature page hereof shall serve as the initial notice address of Assignee for purposes of subsection 10.11 of the Credit Agreement.

                  (d) This Agreement shall not effect an assignment of any rights or obligations relating to the U.S. Commitment or Australian Commitment of any Lender. Assignor and Assignee acknowledge and confirm (i) that concurrently herewith U.S. Assignee is entering into an Assignment and Acceptance with the U.S. Lender of Assignor's Lending Unit whereby U.S. Assignee shall be assigned and assume all rights and obligations of Assignor's Lending Unit with respect to that portion of such Lending Unit's U.S. Commitment which corresponds to the Percentage hereunder, and (ii) that concurrently herewith
Australian Assignee is entering into an Assignment and Acceptance with the Australian Lender of Assignor's Lending Unit, if any, whereby Australian Assignee shall be assigned and assume all rights and obligations of Assignor's Lending Unit, if any, with respect to that portion of such Lending Unit's Australian Commitment, if any, which corresponds to the Percentage hereunder. Assignee agrees that U.S. Assignee shall for all purposes be the U.S. Lender of Assignee's Lending Unit and that Australian Assignee, if any, shall for all purposes be the Australian Lender of Assignee's Lending Unit, if any, and that the Commitment of such Lending Unit shall equal the Assignee's Pro Rata Share (as set forth on Annex 1 annexed hereto) of the aggregate Overall Commitment of all Lending Units as in effect at any time on and after the date this Amendment becomes effective.

                  (e) The parties hereto acknowledge the provisions of subsection 2.2F of the Credit Agreement relating to disclosure under the Interest Act (Canada) and agree that the provisions thereof shall apply to the disclosure and calculation of nominal and effective rates of interest payable hereunder as if such provisions were set forth herein.

                  (f) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  (g) THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                     X-A-6

                  (h) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (i) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  (j) This Agreement shall become effective upon the execution of a counterpart hereof by each of Assignor and Assignee and the execution of a counterpart hereof by Company and Borrowers (as evidence of their consent hereto in accordance with subsection 10.1B(i) of the Credit Agreement) and Administrative Agent (as evidence of its acceptance hereof in accordance with subsection 10.1B(ii) of the Credit Agreement) and the receipt by Assignor, Assignee, Canadian Administrative Agent and Administrative Agent of originals or telecopies of such counterparts and authorization of delivery thereof.

                  (k)  Assignee  hereby  appoints  The Chase  Manhattan  Bank of
Canada, as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, Deutsche Bank A.G., as Documentation Agent and The Chase Manhattan Bank, as Administrative Agent, under the Credit Agreement and the other Loan Documents, to exercise such powers as are specified in Section 9 of the Credit Agreement and to be entitled to such protections and indemnities as are afforded thereunder.

                  [(l) Assignee hereby agrees to deliver to Canadian Borrower upon request such certificates, documents or other evidence as may be required from time to time, properly completed and duly executed by Assignee, to establish the basis for any applicable exemption from or a reduction of Taxes with respect to any payment to Assignee of principal, interest, fees, commissions, or any other amount payable under this Agreement, the Credit Agreement or otherwise in respect of the Canadian Loans.] [INSERT IF ASSIGNEE IS ORGANIZED UNDER THE LAWS OF ANY JURISDICTION OTHER THAN CANADA OR ANY PROVINCE THEREOF OR IS NOT RESIDENT IN CANADA.]

                  (m) Each of the parties to this Agreement hereby waives its rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or any dealings between them relating to the transactions contemplated by this Agreement.




                  [Remainder of page intentionally left blank]


                                     X-A-7

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[NAME OF ASSIGNOR]                                 [NAME OF ASSIGNEE]


By:                                                By:

Title:                                             Title:


Notice Address:                                    Notice Address:

===========================                        ===========================
---------------------------                        ---------------------------



Consented to in accordance with                   Accepted in accordance with
subsection 10.1B(i) of the Credit                 subsection 10.1B(ii) of the
Agreement                                         Credit Agreement

HOMESTAKE MINING COMPANY                          THE CHASE MANHATTAN BANK,
                                                  as Administrative Agent

By:                                               By:

Title:                                            Title:


HOMESTAKE MINING COMPANY
OF CALIFORNIA



By:
Title:

HOMESTAKE CANADA INC.


By:
Title:

HOMESTAKE GOLD OF AUSTRALIA LIMITED


By:
Title:

PLUTONIC RESOURCES LIMITED



By:
Title:





Receipt Acknowledged:


THE CHASE MANHATTAN BANK OF CANADA,
as Canadian Administrative Agent



By:
Title:

                                     ANNEX I


                               AMOUNTS OUTSTANDING



    Outstanding Principal Amount:

             Loans:
               Dollar Loans:           $_________
               Canadian Dollar Loans:  $_________


             Total:                                               $_________

    Accrued But Unpaid Interest:                                  $_________

    Accrued But Unpaid Fees:                                      $_________

   Total Principal, Interest and Fees:                            $_________

   Outstanding Bankers' Acceptance Face Amount:                   $_________

   Discount:                                                      $_________

   BA Fees:                                                       $_________

                                    ANNEX II


                    ASSIGNEE'S CANADIAN COMMITMENT, CANADIAN
                     ALLOCATION, OUTSTANDING CANADIAN LOANS,
                           AGGREGATE PARTICIPATION IN
                   OUTSTANDING CANADIAN LETTERS OF CREDIT AND
                         PRO RATA SHARE AFTER ASSIGNMENT




Canadian Commitment:

         Current Canadian Allocation               $_________
         Aggregate Overall Commitment              $_________
         Canadian Lender Pro Rata Share              _____%
         Current Canadian
           Commitment                              $_________


Outstanding Loans:

         Dollar Loans                              $_________
         Canadian Dollar Loans                     $_________

Outstanding Bankers' Acceptance Face Amount:       $_________

Aggregate participation in outstanding Canadian Letters of Credit:
         Dollar Letters of Credit                  $_________
         Canadian Dollar Letters of Credit         $_________
Pro Rata Share                                       ______%

                                   EXHIBIT X-B

                        FORM OF ASSIGNMENT AND ACCEPTANCE
                                  (U.S. LENDER)

                            ASSIGNMENT AND ACCEPTANCE


                  This ASSIGNMENT AND ACCEPTANCE (this "Agreement") is dated as of ____________, ____ and entered into by and between [NAME OF LENDER] ("Assignor") and _____________________ ("Assignee").

                                    RECITALS

                  WHEREAS, Assignor has entered into that certain Amended and Restated Credit Agreement dated as of July , 1998 (said Credit Agreement, as it may be amended, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Homestake Mining Company, a Delaware corporation ("Company"), Homestake Mining Company of California, a California corporation ("U.S. Borrower"), Homestake Canada Inc., an Ontario corporation ("Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), Plutonic Resources Limited, a New South Wales corporation ("Plutonic"; and collectively with HGAL, "Australian Borrowers"), the financial institutions listed therein as Lenders ("Lenders"), The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders ("Canadian Administrative Agent"), Chase Securities Australia Limited, as Australian Administrative Agent for Lenders ("Australian Administrative Agent"), Chase Securities Inc., as Arranger for Lenders ("Arranger"), Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders ("Administrative Agent");

                  WHEREAS, Assignor is a U.S. Lender under the Credit Agreement and Assignee will, upon giving effect to this Agreement, likewise be a U.S. Lender;

                  WHEREAS, Assignor has a Commitment under the Credit Agreement pursuant to which Assignor is required (i) to make Loans to U.S. Borrower pursuant to subsection 2.1A(iii) of the Credit Agreement; and (ii) to purchase participations in U.S. Letters of Credit pursuant to subsection 2.7D of the Credit Agreement (any such participations in any such Letters of Credit outstanding as of the date hereof being the "Assignor Participations");

                  [WHEREAS, Assignor has issued certain outstanding U.S. Letters of Credit (the "Assignor Letters of Credit") pursuant to subsection 3.3 of the Credit Agreement;] [INSERT IF THE CHASE MANHATTAN BANK IS ASSIGNOR AND U.S. LETTERS OF CREDIT ARE OUTSTANDING TO U.S. BORROWER]



                                     X-B-1

                  WHEREAS, Assignor desires to assign to Assignee its rights and obligations as a U.S. Lender under the Credit Agreement and the other Loan Documents with respect to all or a portion of Assignor's U.S. Commitment and any U.S. Loans or Assignor Participations outstanding thereunder [and to sell to Assignee a participation in the Assignor Letters of Credit (the "Assignee Participation") equal to the participation required to be purchased therein pursuant to subsection 2.7D of the Credit Agreement], and Assignee has agreed to assume the obligations of Assignor under the Loan Documents to the extent of the rights and obligations so assigned [and to purchase the Assignee Participation]; and

                  [WHEREAS, Assignor is also the [Canadian/Australian] Lender for its Lending Unit, and Assignor is, concurrently herewith entering into an Assignment and Acceptance with [Name of Assignee or Assignee's Canadian/Australian affiliate] (the "[Canadian/Australian] Assignee") whereby Assignor is assigning to the [Canadian/Australian] Assignee that portion of its rights and obligations with respect to its [Canadian/Australian] Commitment which corresponds to the Percentage, as defined below;]

                  [WHEREAS, Assignor's Lending Unit consists of the Assignor and [Name of Canadian/Australian Lender of Assignor's Lending Unit] ("Assignor's Lending Unit Affiliate"), and Assignor's Lending Unit Affiliate is concurrently herewith entering into an Assignment and Acceptance with [Name of Assignee or Assignee's Canadian/Australian affiliate] (the "[Canadian/Australian] Assignee") whereby Assignor's Lending Unit Affiliate is assigning to the [Canadian/Australian] Assignee that portion of its rights and obligations with respect to its [Canadian/Australian] Commitment which corresponds to the Percentage, as defined below;]

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1.  Assignment and Assumption.

                  (a) Assignor hereby assigns to Assignee, effective upon the receipt of the consideration set forth in Section 1(c) and Administrative Agent's receipt of any processing and recordation fee required under subsection 10.1B of the Credit Agreement, without recourse, representation or warranty (except as expressly set forth herein), an undivided _____% interest (the "Percentage") in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents relating to Assignor's U.S. Commitment and any U.S. Loans and Assignor Participations outstanding thereunder [and concurrently therewith sells to Assignee, without recourse, representation or warranty (except as expressly set forth herein), the Assignee Participation].

                  (b) Assignee hereby assumes from Assignor, and Assignor is hereby expressly and absolutely released from, the Percentage of all of Assignor's obligations arising under the Loan Documents relating to Assignor's U.S. Commitment and any U.S. Loans and Assignor Participations outstanding thereunder, including without limitation all such obligations with respect to any U.S. Loans to be made and any participations in U.S. Letters


                                     X-B-2
of Credit to be purchased, pursuant to the Credit Agreement [, and Assignee hereby purchases from Assignor the Assignee Participation].

                  (c) Notwithstanding any provisions of this Agreement to the contrary, each of the Assignor and Assignee hereby acknowledges and confirms its understanding and agreement that the U.S. Commitments of the U.S. Lenders under the Credit Agreement may from time to time be increased or decreased by the Borrowers in accordance with subsection 2.1A of the Credit Agreement through changes in the U.S. Allocation, provided that the U.S. Allocation may not at any time exceed the aggregate amount of the Overall Commitment of all Lending Units then in effect. Each of the Assignor and Assignee acknowledges that the Percentage interest in the U.S. Commitment being assigned and assumed hereunder equals the Assignee's U.S. Lender Pro Rata Share, as set forth on Annex II attached hereto, of the U.S. Allocation of the Overall Commitment as in effect on and after the date upon which this Agreement becomes effective.

                  (d) Assignor hereby represents and warrants that as of the effective date of this Agreement the respective amounts of unpaid principal, accrued but unpaid interest and accrued but unpaid fees with respect to the Percentage of Assignor's rights under the Credit Agreement relating to Assignor's U.S. Commitment and U.S. Allocation and any U.S. Loans and Assignor Participations outstanding thereunder [and with respect to the Assignee Participation] are as set forth on Annex I attached hereto. In consideration of Assignor assignment, Assignee hereby agrees to pay to Assignor, on the effective date of this Agreement, the amount of $_________________ in immediately available funds by wire transfer to Assignor's office at
-----------------------------------------------------------.

                  (e) Assignor and Assignee hereby agree that Annex II attached hereto sets forth the amount of the U.S. Commitment and U.S. Allocation, any U.S. Loans and participations by Assignee in any U.S. Letters of Credit outstanding under the Commitment and the U.S. Lender Pro Rata Share of Assignee after giving effect to the assignment and assumption [and the sale and purchase] described above.

                  (f) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption [and the sale and purchase] described above, Assignee shall be a party to the Credit Agreement as a U.S. Lender thereunder, and shall have all of the rights and obligations under the Loan Documents of, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents made by, a U.S. Lender having the U.S. Commitment and U.S. Allocation, the outstanding U.S. Loans, the aggregate participation in outstanding U.S. Letters of Credit and the U.S. Lender Pro Rata Share of Assignee as reflected on Annex II attached hereto. Assignee hereby acknowledges and agrees that the agreement set forth in this subsection 1(f) is expressly made for the benefit of Company, Borrowers, Administrative Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

                  (g) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect [(A)] the assignment by Assignor


                                     X-B-3
and the assumption by Assignee of the Percentage of Assignor's rights and obligations with respect to Assignor's U.S. Commitment and U.S. Allocation and any U.S. Loans and Assignor Participations outstanding thereunder and all rights and obligations under the Loan Documents with respect thereto [and (B) the sale by Assignor and the purchase by Assignee of the Assignee Participation], (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to Assignor's U.S. Commitment and U.S. Allocation and any U.S. Loans or Assignor Participations outstanding thereunder [, and any other sales by Assignor of participations in the Assignor Letters of Credit,] shall have no effect on U.S. Commitment, the outstanding U.S. Loans, the aggregate participation in outstanding U.S. Letters of Credit or U.S. Lender Pro Rata Share of Assignee set forth on Annex II attached hereto, and (iii) from and after the effective date of this Agreement, Administrative Agent shall make all payments under the Credit Agreement in respect of the Percentage interest assigned hereby [and the Assignee Participation] (including without limitation all payments of principal and accrued but unpaid interest and commitment and letter of credit fees with respect thereto) to Assignee, whether such amounts (in the case of such interest and fees) have accrued prior to the effective date of this Agreement or subsequent thereto.

                SECTION 2.  Certain Representations, Warranties and Agreements.

                  (a) Assignor represents and warrants that it is the legal and beneficial owner of the Percentage interest being assigned by it hereunder [and of the Assignee Participation] and that such interest [is] [and the Assignee Participation are] free and clear of any adverse claim.

                  (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statement or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Company or any Borrower to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Company or any Borrower or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default.

                  (c) Assignee represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making of loans such as the Loans; that it has acquired its Percentage interest for its own account and not with any present intention of selling all or any portion of such interest; and that it has received, reviewed and approved copies of all Loan Documents.

                  (d) Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and each of the Borrowers


                                     X-B-4
and their respective Subsidiaries in connection with the assignment evidenced by this Agreement and that it has made and shall continue to make its own appraisal of the creditworthiness of the Company and the Borrowers. Assignor shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

                  (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

                  SECTION 3.  Miscellaneous.

                  (a) Each party to this Agreement hereby agrees from time to time, upon request of the other party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

                  (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

                  (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that notices to Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature page hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto. In addition, the address of Assignee set forth below its name on the signature page hereof shall serve as the initial notice address of Assignee for purposes of subsection 10.11 of the Credit Agreement.

                  (d) This Agreement shall not effect an assignment of any rights or obligations relating to the Canadian Commitment or Australian Commitment of any Lender. Assignor and Assignee acknowledge and confirm (i) that concurrently herewith, Canadian Assignee is entering into an Assignment and Acceptance with the Canadian Lender of


                                     X-B-5

Assignor's Lending Unit whereby Canadian Assignee shall be assigned and assume all rights and obligations of Assignor's Lending Unit with respect to that portion of such Lending Unit's Canadian Commitment which corresponds to the Percentage hereunder, and (ii) that concurrently herewith, Australian Assignee is entering into an Assignment and Acceptance with the Australian Lender of Assignor's Lending Unit, if any, whereby Australian Assignee shall be assigned and assume all rights and obligations of Assignor's Lending Unit, if any, with respect to that portion of such Lending Unit's Australian Commitment which corresponds to the Percentage hereunder. Assignee agrees that Canadian Assignee, if any, shall for all purposes be the Canadian Lender of Assignee's Lending Unit, Australian Assignee shall for all purposes be the Australian Lender of Assignee's Lending Unit, if any, and that the Commitment of such Lending Unit shall equal the Assignee's Pro Rata Share (as set forth on Annex 1 annexed hereto) of the aggregate Overall Commitment of all Lending Units as in effect at any time on and after the date this Amendment becomes effective.

                  (e) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  (f) THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  (g) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (h) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  (i) This Agreement shall become effective upon the execution of a counterpart hereof by each of Assignor and Assignee and the execution of a counterpart hereof by Company and Borrowers (as evidence of their consent hereto in accordance with subsection 10.1B(i) of the Credit Agreement) and Administrative Agent (as evidence of its acceptance hereof in accordance with subsection 10.1B(ii) of the Credit Agreement), and the receipt by Assignor, Assignee and Administrative Agent of originals or telecopies of such counterparts and authorization of delivery thereof.

                  (j)  Assignee  hereby  appoints  The Chase  Manhattan  Bank of
Canada, as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, Deutsche Bank A.G., as Documentation Agent, and The Chase Manhattan Bank as Administrative Agent, under the Credit Agreement and the other Loan Documents, to exercise such powers as are specified in


                                     X-B-6

Section 9 of the Credit Agreement and to be entitled to such protections and indemnities as are afforded thereunder.

                  [(k) Assignee hereby agrees to deliver to U.S. Borrower such certificates, documents or other evidence, properly and accurately completed and duly executed by Assignee (including, without limitation, Internal Revenue
Service Form 1001 or Form 4224 or any other certificate or statement of exemption required by Treasury Regulations Section 1.1441-4(a) or Section 1.1441-6(c) or any successor thereto) to establish that Assignee is not subject to deduction or withholding of United States federal income tax under Section 1441 or 1442 of the Internal Revenue Code or otherwise (or under any comparable provisions of any successor statute).] [INSERT IF ASSIGNEE IS ORGANIZED UNDER THE LAWS OF ANY JURISDICTION OTHER THAN THE UNITED STATES OR ANY STATE THEREOF OR IS NOT RESIDENT IN THE UNITED STATES.]

                  (l) Each of the parties to this Agreement hereby waives its rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or any dealings between them relating to the transactions contemplated by this Agreement.




                  [Remainder of page intentionally left blank]

                                     X-B-7

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[NAME OF ASSIGNOR]                                 [NAME OF ASSIGNEE]


By:                                                By:

Title:                                             Title:


Notice Address:                                    Notice Address:

===========================                        ===========================
---------------------------                        ---------------------------



Consented to in accordance with                    Accepted in accordance with
subsection 10.1B(i) of                             subsection 10.1B(ii) of the
the Credit Agreement                               Credit Agreement

HOMESTAKE MINING COMPANY                           THE CHASE MANHATTAN BANK,
                                                   as Administrative Agent


By:                                                By:

Title:                                             Title:



HOMESTAKE MINING COMPANY
OF CALIFORNIA


By:
Title:


HOMESTAKE CANADA INC.


By:
Title:

HOMESTAKE GOLD OF AUSTRALIA LIMITED


By:
Title:

PLUTONIC RESOURCES LIMITED



By:
Title:

                                     ANNEX I


                               AMOUNTS OUTSTANDING



Outstanding Principal Amount:

    Loans:
    Dollar Loans:   $_________
    Gold Loans:     _____Ounces
    (interest to be paid in [Gold][Dollars
    based on [a Price of Gold equal to
    $____ per Ounce/Average daily value, in
    Dollar Equivalents]]).

 Total:                                                        $_________

Accrued But Unpaid Interest:                                   $_________

Accrued But Unpaid Fees:                                       $_________

Total Principal, Interest and Fees:                            $_________

                                    ANNEX II


                                   ASSIGNEE'S
                              U.S. COMMITMENT, U.S.
                             ALLOCATION, OUTSTANDING
                       U.S. LOANS, AGGREGATE PARTICIPATION
                    IN OUTSTANDING U.S. LETTERS OF CREDIT AND
                         PRO RATA SHARE AFTER ASSIGNMENT





U.S. Commitment:

         Current U.S. Allocation                   $_________
         Aggregate Overall Commitment              $_________
         U.S. Lender Pro Rata Share                     _____%
         Current U.S. Commitment                   $_________

Outstanding Loans:

         Dollar Loans                              $_________
         Gold Loans                                    ______Ounces

Aggregate participation in
outstanding U.S. Letters of Credit:                $_________

Pro Rata Share                                         ______%

                                 EXHIBIT X-C

                        FORM OF ASSIGNMENT AND ACCEPTANCE
                               (AUSTRALIAN LENDER)

                            ASSIGNMENT AND ACCEPTANCE


                  This ASSIGNMENT AND ACCEPTANCE (this "Agreement") is dated as of ____________, ____ and entered into by and between [NAME OF LENDER] ("Assignor") and _____________________ ("Assignee").

                                    RECITALS


                  WHEREAS, Assignor has entered into that certain Amended and Restated Credit Agreement dated as of July , 1998 (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Homestake Mining Company, a Delaware corporation ("Company"), Homestake Mining Company of California, a California corporation ("U.S. Borrower"), Homestake Canada Inc., an Ontario corporation ("Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), Plutonic Resources Limited, a New South Wales corporation ("Plutonic"; and collectively with HGAL, "Australian Borrowers"), the financial institutions listed therein as Lenders ("Lenders"), The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders ("Canadian Administrative Agent"), Chase Securities Australia Limited, as Australian Administrative Agent for Lenders ("Australian Administrative Agent"), Chase Securities Inc., as Arranger for Lenders ("Arranger"), Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders ("Administrative Agent");


                  WHEREAS, Assignor is an Australian Lender under the Credit Agreement and Assignee will, upon giving effect to this Agreement, likewise be an Australian Lender;

                  WHEREAS, Assignor has a Commitment under the Credit Agreement pursuant to which Assignor is required (i) to make Loans to Australian Borrowers pursuant to subsection 2.1A(ii) of the Credit Agreement; and (ii) to purchase participations in Australian Letters of Credit pursuant to subsection 2.7D of the Credit Agreement (any such participations in any such Letters of Credit outstanding as of the date hereof being the "Assignor Participations");

                  WHEREAS, Assignor has issued certain outstanding Australian Letters of Credit (the "Assignor Letters of Credit") pursuant to subsection 3.3 of the Credit Agreement; [INSERT IF THE CHASE MANHATTAN BANK IS ASSIGNOR AND AUSTRALIAN LETTERS OF CREDIT ARE OUTSTANDING TO AUSTRALIAN BORROWERS];


                                     X-C-1

                  WHEREAS, Assignor desires to assign to Assignee its rights and obligations as an Australian Lender under the Credit Agreement and the other Loan Documents with respect to all or a portion of Assignor's Australian Commitment and any Australian Loans or Assignor Participations outstanding thereunder [and to sell to Assignee a participation in the Assignor Letters of Credit (the "Assignee Participation") equal to the participation required to be purchased therein pursuant to subsection 2.7D of the Credit Agreement], and Assignee has agreed to assume the obligations of Assignor under the Loan Documents to the extent of the rights and obligations so assigned [and to purchase the Assignee Participation]; and

                  [WHEREAS, Assignor is both the Australian Lender and the [U.S./Canadian] Lender for its Lending Unit, and Assignor is, concurrently herewith entering into an Assignment and Acceptance with [Name of Assignee or Assignee's U.S./Canadian affiliate] (the "[U.S./Canadian] Assignee") whereby Assignor is assigning to the [U.S./Canadian] Assignee that portion of its rights and obligations with respect to its [U.S./Canadian] Commitment which corresponds to the Percentage, as defined below;]

                  [WHEREAS, Assignor's Lending Unit consists of the Assignor and [Name of U.S./Canadian Lender of Assignor's Lending Unit] ("Assignor's Lending Unit Affiliate"), and Assignor's Lending Unit Affiliate is concurrently herewith entering into an Assignment and Acceptance with [Name of Assignee or Assignee's U.S./Canadian affiliate] (the "[U.S./Canadian] Assignee") whereby Assignor's Lending Unit Affiliate is assigning to the [U.S./Canadian] Assignee that portion of its rights and obligations with respect to its [U.S./Canadian] Commitment which corresponds to the Percentage, as defined below;]

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1.  Assignment and Assumption.

                  (a) Assignor hereby assigns to Assignee, effective upon the receipt of the consideration set forth in Section 1(c) and Administrative Agent's receipt of any processing and recordation fee required under subsection 10.1B of the Credit Agreement, without recourse, representation or warranty (except as expressly set forth herein), an undivided _____% interest (the "Percentage") in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents relating to Assignor's Australian Commitment and any Australian Loans and Assignor Participations outstanding thereunder [and concurrently therewith sells to Assignee, without recourse, representation or warranty (except as expressly set forth herein), the Assignee Participation].

                  (b) Assignee hereby assumes from Assignor, and Assignor is hereby expressly and absolutely released from, the Percentage of all of Assignor's obligations arising under the Loan Documents relating to Assignor's Australian Commitment and any Australian Loans and Assignor Participations outstanding thereunder, including without limitation all such obligations with respect to any Australian Loans to be made and any participations in Australian Letters of Credit to be purchased, pursuant to the Credit Agreement [, and Assignee hereby purchases from Assignor the Assignee Participation].


                                     X-C-2

                  (c) Notwithstanding any provisions of this Agreement to the contrary, each of the Assignor and Assignee hereby acknowledges and confirms its understanding and agreement that the Australian Commitments of the Australian Lenders under the Credit Agreement may from time to time be increased or decreased by the Borrowers in accordance with subsection 2.1A of the Credit Agreement through changes in the Australian Allocation or the addition of Lenders with Australian Commitments, provided that the Australian Allocation may not at any time exceed the aggregate amount of the Overall Commitment of all Lending Units then in effect. Each of the Assignor and Assignee acknowledges that the Percentage interest in the Australian Commitment being assigned and assumed hereunder equals the Assignee's Australian Lender Pro Rata Share, as set forth on Annex II attached hereto, of the Australian Allocation of the Overall Commitment as in effect on and after the date upon which this Agreement becomes effective.

                  (d) Assignor hereby represents and warrants that as of the effective date of this Agreement the respective amounts of unpaid principal, accrued but unpaid interest and accrued but unpaid fees with respect to the Percentage of Assignor's rights under the Credit Agreement relating to Assignor's Australian Commitment and Australian Allocation and any Australian Loans and Assignor Participations outstanding thereunder [and with respect to the Assignee Participation] are as set forth on Annex I attached hereto. In consideration  of  Assignor's  assignment,  Assignee  hereby  agrees  to  pay to
Assignor, on the effective date of this Agreement, the amount of $_________________ in immediately available funds by wire transfer to Assignor's office at ___________________________________________________________.

                  (e) Assignor and Assignee hereby agree that Annex II attached hereto sets forth the amount of the Australian Commitment and Australian Allocation, any Australian Loans, and participations by Assignee in any Australian Letters of Credit outstanding under the Commitment and the Australian Lender Pro Rata Share of Assignee after giving effect to the assignment and assumption [and the sale and purchase] described above.

                  (f) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption [and the sale and purchase] described above, Assignee shall be a party to the Credit Agreement as an Australian Lender thereunder, and shall have all of the rights and obligations under the Loan Documents of, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents made by, an Australian Lender having the Australian Commitment and Australian Allocation, the outstanding Australian Loans, the aggregate participation in outstanding Australian Letters of Credit and the Australian Lender Pro Rata Share of Assignee as reflected on Annex II attached hereto. Assignee hereby acknowledges and agrees that the agreement set forth in this subsection 1(f) is expressly made for the benefit of Company, Borrowers, Australian Administrative Agent, Administrative Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

                  (g) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect [(A)] the assignment by Assignor


                                     X-C-3
and the assumption by Assignee of the Percentage of Assignor's rights and obligations with respect to Assignor's Australian Commitment and Australian Allocation and any Australian Loans and Assignor Participations outstanding thereunder and all rights and obligations under the Loan Documents with respect thereto [and (B) the sale by Assignor and the purchase by Assignee of the Assignee Participation], (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to Assignor's Australian Commitment and Australian Allocation and any Australian Loans or Assignor Participations outstanding thereunder [, and any other sales by Assignor of participations in the Assignor Letters of Credit,] shall have no effect on Australian Commitment and Australian Allocation, the outstanding Australian Loans, the aggregate participation in outstanding Australian Letters of Credit or Australian Lender Pro Rata Share of Assignee set forth on Annex II attached hereto, and (iii) from and after the effective date of this Agreement, Administrative Agent shall make all payments under the Credit Agreement in respect of the Percentage interest assigned hereby [and the Assignee Participation] (including without limitation all payments of principal and accrued but unpaid interest and commitment and letter of credit fees with respect thereto) to Assignee, whether such amounts (in the case of such interest and fees) have accrued prior to the effective date of this Agreement or subsequent thereto.

                SECTION 2.  Certain Representations, Warranties and Agreements.

                  (a) Assignor represents and warrants that it is the legal and beneficial owner of the Percentage interest being assigned by it hereunder [and of the Assignee Participation] and that such interest [is] [and the Assignee Participation are] free and clear of any adverse claim.

                  (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statement or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Company or any Borrower to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Company or any Borrower or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default.

                  (c) Assignee represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making of loans such as the Loans; that it has acquired its Percentage interest for its own account and not with any present intention of selling all or any portion of such interest; and that it has received, reviewed and approved copies of all Loan Documents.


                                     X-C-4

                  (d) Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and each of the Borrowers and their respective Subsidiaries in connection with the assignment evidenced by this Agreement and that it has made and shall continue to make its own appraisal of the creditworthiness of the Company and the Borrowers. Assignor shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

                  (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

                  SECTION 3.  Miscellaneous.

                  (a) Each party to this Agreement hereby agrees from time to time, upon request of the other party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

                  (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

                  (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or Australian mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or four Business Days after depositing it in the United States mail (or five Business Days after depositing it in the Australian mail), registered or certified, with postage prepaid and properly addressed; provided that notices to Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature page hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto. In addition, the address of Assignee set forth below its name on the signature page hereof shall serve as the initial notice address of Assignee for purposes of subsection 10.11 of the Credit Agreement.


                                     X-C-5

                  (d) This Agreement shall not effect an assignment of any rights or obligations relating to the U.S. Commitment or Canadian Commitment of any Lender. Assignor and Assignee acknowledge and confirm (i) that concurrently herewith, U.S. Assignee is entering into an Assignment and Acceptance with the U.S. Lender of Assignor's Lending Unit whereby U.S. Assignee shall be assigned and assume all rights and obligations of Assignor's Lending Unit with respect to that portion of such Lending Unit's U.S. Commitment which corresponds to the Percentage hereunder, and (ii) that concurrently herewith, Canadian Assignee is entering into an Assignment and Acceptance with the Canadian Lender of Assignor's Lending Unit, if any, whereby Canadian Assignee shall be assigned and assume all rights and obligations of Assignor's Lending Unit, if any, with respect to that portion of such Lending Unit's Canadian Commitment, if any, which corresponds to the Percentage hereunder. Assignee agrees that U.S. Assignee shall for all purposes be the U.S. Lender of Assignee's Lending Unit, Australian Assignee shall for all purposes be the Australian Lender of Assignee's Lending Unit, if any, and that the Commitment of such Lending Unit shall equal the Assignee's Pro Rata Share (as set forth on Annex 1 annexed hereto) of the aggregate Overall Commitment of all Lending Units as in effect at any time on and after the date this Amendment becomes effective.

                  (e) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  (f) THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  (g) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (h) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  (i) This Agreement shall become effective upon the execution of a counterpart hereof by each of Assignor and Assignee and the execution of a counterpart hereof by Company and Borrowers (as evidence of their consent hereto in accordance with subsection 10.1B(i) of the Credit Agreement) and Administrative Agent (as evidence of its acceptance hereof in accordance with subsection 10.1B(ii) of the Credit Agreement), and the receipt by Assignor, Assignee, Australian Administrative Agent and Administrative Agent of originals or telecopies of such counterparts and authorization of delivery thereof.


                                     X-C-6

                  (j)  Assignee  hereby  appoints  The Chase  Manhattan  Bank of
Canada, as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, Deutsche Bank A.G., as Documentation Agent, and The Chase Manhattan Bank as Administrative Agent, under the Credit Agreement and the other Loan Documents, to exercise such powers as are specified in Section 9 of the Credit Agreement and to be entitled to such protections and indemnities as are afforded thereunder.

                  [(k) Assignee hereby agrees to deliver to applicable Australian Borrower such certificates, documents or other evidence, properly and accurately completed and duly executed by Assignee, to establish the basis for any applicable exemption from or a reduction of Taxes with respect to any payment to Assignee or principal, interest, fees, commissions, or any other amount payable under this Agreement, the Credit Agreement or otherwise in respect of the Australian Loans.] [INSERT IF ASSIGNEE IS ORGANIZED UNDER THE LAWS OF ANY JURISDICTION OTHER THAN AUSTRALIA OR ANY STATE THEREOF OR IS NOT RESIDENT IN AUSTRALIA.]

                  (l) Each of the parties to this Agreement hereby waives its rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or any dealings between them relating to the transactions contemplated by this Agreement.

                  [Remainder of page intentionally left blank]



                                     X-C-7

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[NAME OF ASSIGNOR]                                 [NAME OF ASSIGNEE]


By:                                                By:

Title:                                             Title:


Notice Address:                                    Notice Address:

===========================                        ===========================
---------------------------                        ---------------------------



Consented to in accordance with                    Accepted in accordance with
subsection 10.1B(ii) of                            subsection 10.1B(i)  of
the Credit Agreement                               the Credit Agreement

HOMESTAKE MINING COMPANY                           THE CHASE MANHATTAN BANK,
                                                   as Administrative Agent


By:                                                By:

Title:                                             Title:



HOMESTAKE MINING COMPANY
OF CALIFORNIA


By:
Title:


HOMESTAKE CANADA INC.


By:
Title:



HOMESTAKE GOLD OF AUSTRALIA LIMITED


By:
Title:


PLUTONIC RESOURCES LIMITED



By:
Title:




Receipt Acknowledged:


CHASE SECURITIES AUSTRALIA LIMITED,
as Australian Administrative Agent



By:
Title:

                                     ANNEX I


                               [NAME OF BORROWER]

                               AMOUNTS OUTSTANDING

         Outstanding Principal Amount:

                   Loans:
                    Dollar Loans:           $_________
                    Australian Dollar Loans:$_________

                 Total:                                           $_________

         Accrued But Unpaid Interest:                             $_________

         Accrued But Unpaid Fees:                                 $_________

         Total Principal, Interest and Fees:                      $_________

                                    ANNEX II


                               [NAME OF BORROWER]

                                   ASSIGNEE'S
                             AUSTRALIAN COMMITMENT,
                             AUSTRALIAN ALLOCATION,
                          OUTSTANDING AUSTRALIAN LOANS,
                           AGGREGATE PARTICIPATION IN
                  OUTSTANDING AUSTRALIAN LETTERS OF CREDIT AND
                         PRO RATA SHARE AFTER ASSIGNMENT





Australian Commitment:


         Current Australian Allocation             $_________
         Aggregate Overall Commitment              $_________
         Australian Lender Pro Rata Share          _____%
         Current Australian Commitment             $_________


Outstanding Loans:

         Dollar Loans                              $_________
         Australian Dollar Loans                   $_________

Aggregate participation in
outstanding Australian Letters of Credit:          $_________
outstanding U.S. Letters of Credit                 $_________

Pro Rata Share                                       ______%

                                   EXHIBIT XI


                 FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT

                  Pursuant to that certain Amended and Restated Credit Agreement dated as of July , 1998 (said Credit Agreement, as it may be amended, supplemented or modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Homestake Mining Company, a Delaware corporation ("Company"), Homestake Mining Company of California, a California corporation ("U.S. Borrower"), Homestake Canada Inc., an Ontario corporation ("Canadian Borrower"), Homestake Gold of Australia Limited, a South Australia corporation ("HGAL"), Plutonic Resources Limited, a New South Wales corporation ("Plutonic"; and collectively with HGAL, "Australian Borrowers"), the financial institutions listed therein as Lenders ("Lenders"), The Chase Manhattan Bank of Canada, as Canadian Administrative Agent for Lenders ("Canadian Administrative Agent"), Chase Securities Australia Limited, as Australian Administrative Agent for Lenders ("Australian Administrative Agent"), Chase Securities Inc., as Arranger for Lenders ("Arranger"), Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent for Lenders ("Administrative Agent"), this represents [U.S. Borrower's/Canadian Borrower's/HGAL's/Plutonic's] request that [The Chase Manhattan Bank/The Chase Manhattan Bank of Canada] issue a Standby Letter of Credit on ___________, ____ in the face amount of _________________ [Dollars/Canadian Dollars/Australian Dollars] with an expiration date of ____________, ____. The beneficiary of such proposed Letter of Credit shall be [Name of Beneficiary] and such beneficiary's address is _________________________ ________________________________. Attached
hereto is the verbatim text of such proposed Letter of Credit and a precise description of the proposed text of any certificate to be presented by such beneficiary which, if presented by such beneficiary prior to the expiration date of the Letter of Credit, would require [The Chase Manhattan Bank/The Chase Manhattan Bank of Canada] to make payment under the Letter of Credit.

                  The undersigned officer, director, or Authorized Signor to the
best    of   his    or    her    knowledge,    and    [U.S.    Borrower/Canadian
Borrower/HGAL/Plutonic] certify that:

                  (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that changes in the facts and conditions on which such representations and warranties were based are required or permitted under the Credit Agreement;

                  (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

                  (iii) The Company and each Borrower have performed in all material respects all agreements and satisfied all conditions which the Credit Agreement and other Loan Documents provide shall be performed or satisfied by it on or before the date hereof;

                  (iv) There is no pending or, to the knowledge of Company or any Borrower, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries and there has occurred no development in any such action, suit, proceeding, governmental investigation or arbitration that, in either event, would reasonably be expected to have a Material Adverse Effect, unless disclosed to and consented to by Requisite Lenders; and no injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by the Credit Agreement or the making of Loans, the issuance of Letters of Credit or the creation and purchase of Bankers' Acceptances thereunder;

                  (v)      No Company Change of Control has occurred; and

                  (vi) After giving effect to the issuance of the proposed Letter of Credit, the Borrowers are in compliance with each of the clauses (a) through (f) set forth in subsection 2.7A(i).

DATED: ____________________                [HOMESTAKE MINING COMPANY OF
                                           CALIFORNIA/HOMESTAKE CANADA
                                           INC./HOMESTAKE GOLD OF AUSTRALIA
                                           LIMITED/PLUTONIC RESOURCES LIMITED]

                                           By: __________________________
                                           Title: ________________________

                                   EXHIBIT XII

                        FORM OF SUBORDINATION PROVISIONS


                  All obligations of [Name of Borrower] under this Promissory Note ("Note") are hereby subordinated in right of payment to all "Obligations," as defined in that certain Amended and Restated Credit Agreement dated as of July __, 1998 among Homestake Mining Company, a Delaware corporation, as Guarantor, Homestake Mining Company of California, a California corporation, as U.S. Borrower, and Homestake Canada Inc., an Ontario corporation, as Canadian Borrower, Homestake Gold of Australia, an Australian corporation ("HGAL"), Plutonic Resources Limited, a New South Wales corporation, ("Plutonic", and, collectively with HGAL "Australian Borrowers"), the financial institutions named therein as lenders, The Chase Manhattan Bank of Canada, as Canadian Administration Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent, as that Credit Agreement may be amended, modified or supplemented from time to time, and any successors, replacements or renewals thereof (the "Credit Agreement") on the terms of this paragraph.

                  Upon the occurrence and during the continuation of an "Event of Default" (as defined in the Credit Agreement), no distribution of assets in respect of any such Indebtedness (including any payment of principal, interest or fees or any repurchase, redemption or setoff of such Note against other indebtedness owing to [Name of Borrower] or payment received as a result of other indebtedness being subordinated to such Indebtedness) may be made until indefeasible payment in full in cash of all Obligations. If, notwithstanding the preceding sentence, any such distribution of assets shall be collected or received by [Name of Lender] after the occurrence and during the continuation of an Event of Default, such distribution of assets shall be paid over to "Administrative Agent" for the benefit of "Lenders" (each as defined in the Credit Agreement) to he held as collateral and then or thereafter credited and applied against the Obligations but without impairing or limiting in any manner the liability of [Name of Borrower] under any provision of the Credit Agreement or of [Name of Lender] under this paragraph. The foregoing notwithstanding, such distribution may be made if the proceeds thereof are used to cure an Event of Default or Potential Event of Default and No Event of Default or Potential Event of Default will result from the making of such distribution.

                  [Name of Lender] shall duly and promptly take such action as the Administrative Agent may reasonably request or permit the Administrative Agent, upon the occurrence of an Event of Default, (i) to collect on the Note for the account of the Lenders and to file appropriate claims or proofs of claim in respect of the Note, (ii) to vote the claims represented by the Note in any insolvency proceeding involving [Name of Borrower], (iii) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the


                                     XII-1

Note, and (iv) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Note.

         Effective this _____ day of __________, 19__.


                                                   [NAME OF BORROWER]



                                                By: __________________________
                                                Title: _______________________



                                                   [NAME OF LENDER]



                                                By: __________________________
                                                Title: _______________________

                                     XII-2

                                  EXHIBIT XIII

                          FORM OF NOTICE OF ALLOCATION

                              (To be delivered at least 14 days and no more than
                     60 days in advance and not to be effective prior to December 1, 1998)

                  Pursuant to that certain Amended and Restated Credit Agreement, dated as of July , 1998 (said Credit Agreement, as it may be amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Homestake Mining Company, a Delaware corporation, as Guarantor, Homestake Mining Company of California, a California corporation ("U.S. Borrower"), Homestake Canada Inc., an Ontario corporation ("Canadian Borrower"), Homestake Gold of Australia Limited, an Australia corporation ("HGAL"), Plutonic Resources Limited, a New South Wales corporation ("Plutonic", and collectively with HGAL, "Australian Borrowers"), (Australian Borrowers, together with U.S. Borrower and Canadian Borrower, "Borrowers"), the financial institutions listed therein, as Lenders, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, Deutsche Bank A.G., as Documentation Agent for Lenders ("Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent, this represents Borrowers' request that the aggregate amount of the Overall Commitment, which is currently $_________________, effective as of _______________ 1, _____ and upon acceptance of Administrative Agent, be allocated among the Canadian Allocation, the Australian Allocation and the U.S. Allocation as set forth in Schedule I attached hereto, such allocations to remain in effect until such time as Borrowers deliver a Notice of Allocation accepted by Administrative Agent in accordance with the provisions of subsection 2.1A of the Credit Agreement for the purpose of changing such allocations.

                  The undersigned officers and Borrowers hereby certify that, after giving effect to the allocation requested hereby, (1) such allocation maximizes, to the greatest extent possible, the Commitment of each Lender available to each Borrower, (2) the aggregate Exposure of each Lending Unit shall not exceed its commitment, (3) the Canadian Allocation for each Lending Unit may not exceed its Canadian Commitment and may not be reduced to an amount that is less than the outstanding Canadian Commitment Usage of such Lending Unit, (4) the Australian Allocation for each Lending Unit may not exceed its Australian Commitment and may not be reduced to an amount that is less than the outstanding Australian Commitment Usage of such Lending Unit, and (5) the U.S. Allocation for each Lending Unit may not exceed its U.S. Commitment and may not be reduced to an amount that is less than the outstanding U.S. Commitment Usage of such Lending Unit.


                                     XIII-1

DATED: ____________________




                                                   HOMESTAKE MINING COMPANY
                                                     OF CALIFORNIA


                                                   By:_________________________
                                                   Name:_______________________
                                                   Title:______________________



                                                   HOMESTAKE CANADA INC.


                                                   By:_________________________
                                                   Name:_______________________
                                                   Title:______________________



                                                   HOMESTAKE GOLD OF AUSTRALIA
                                                   LIMITED


                                                   By:_________________________
                                                   Name:_______________________
                                                   Title:______________________



                                                   PLUTONIC RESOURCES LIMITED


                                                   By:_________________________
                                                   Name:_______________________
                                                   Title:______________________

ACCEPTED:

ADMINISTRATIVE AGENT

By: _______________________




                                     XIII-2





Name: _____________________
Title: ______________________



                                     XIII-3